                           REVOLVING CREDIT AGREEMENT

                          Dated as of October 19, 1999

                                      among

                             THE RYLAND GROUP, INC.,

                                 as the Company,

                         CERTAIN FINANCIAL INSTITUTIONS,

                                  as the Banks,

                             BANK OF AMERICA, N.A.,

                          as the Administrative Agent,

                                  BANK ONE, NA,

                            as the Syndication Agent,

                GUARANTY FEDERAL BANK F.S.B. AND BANK UNITED,

                                  as Co-Agents

                         BANC OF AMERICA SECURITIES LLC,

                       Lead Arranger and Lead Book Manager

                                       and

                         BANC ONE CAPITAL MARKETS, INC.,

                 as the Co-Lead Arranger and Co-Book Manager

                                TABLE OF CONTENTS

      2.4     Redesignation of Borrowings and Continuation of LIBOR

              2.9.7  Conditions Precedent to Issuance of Letters of

                                      -i-

      3.16    Agency and Other Fees Payable to the Administrative Agent

      5.5     Financial Statements of the Company and its Consolidated

                                      -ii-

      7.2     Combined Debt of the Homebuilding Segment to Adjusted
              Consolidated Tangible Net Worth Ratio.........................60
      7.3     Minimum Fixed Charge Coverage.................................60
      7.4     Senior Permitted Debt Plus Third Party L/C Obligations

      7.14    Limitation on Optional Payments and Modification of Debt

                                     -iii-

                                      -iv-

                                 LIST OF ANNEXES

Annex I           Commitment of the Banks

Annex II          Guarantors

Annex III         Non-Use Fee Calculation

                                LIST OF EXHIBITS

Exhibit "A" -     Note

Exhibit "B" -     Borrowing Base Certificate

Exhibit "C" -     Request for Borrowing/Continuation/Redesignation/Letter of
                  Credit

Exhibit "D" -     Continuing Guaranty

Exhibit "E-1" -   Form of Legal Opinion of Timothy J. Geckle for the Company

Exhibit "E-2" -   Form of Legal Opinion of Timothy J. Geckle for the
                  Guarantors

Exhibit "E-3" -   Form of Legal  Opinion of Piper and Marbury  LLP for
                  the Company and the Guarantors

Exhibit "F" -     Form of Assignment and Acceptance Agreement

Exhibit "G" -     Compliance Certificate

                                LIST OF SCHEDULES

Schedule 1.1            - Existing Investments

Schedule 2.9.1          - Existing Letters of Credit

Schedule 5.4            - Subsidiaries and Homebuilding Joint Ventures

Schedule 5.8            - Litigation

Schedule 6.2(g)         - Financial Information

                                      -v-

                           REVOLVING CREDIT AGREEMENT

      THIS REVOLVING CREDIT  AGREEMENT  ("AGREEMENT") is dated as of October 19,
1999,  by and  among  THE  RYLAND  GROUP,  INC.,  a  Maryland  corporation  (THE
"COMPANY"),  the several financial  institutions from time to time party TO THIS
AGREEMENT  (COLLECTIVELY,  THE  "BANKS"  AND  INDIVIDUALLY,  A "BANK"),  BANK OF
AMERICA,  N.A., A NATIONAL BANKING ASSOCIATION ("BOFA"), as ADMINISTRATIVE AGENT
FOR THE BANKS (IN SUCH CAPACITY,  THE "ADMINISTRATIVE  AGENT"),  BANK ONE, NA, a
national  banking  association,  as  syndication  agent (IN SUCH  CAPACITY,  THE
"SYNDICATION  AGENT"),  GUARANTY FEDERAL BANK, F.S.B. a FEDERAL SAVINGS BANK, AS
CO-AGENT (IN SUCH CAPACITY,  AS "CO-AGENT")  and BANK UNITED,  A FEDERAL SAVINGS
BANK, AS CO-AGENT,  (IN SUCH CAPACITY,  A "CO-AGENT") and is made with reference to the facts set forth below.

                                   I. RECITALS

      1. The  Company is  primarily  engaged in the  homebuilding  business  for developing residential single-family housing projects.

      2. The Company  has  requested  the Banks to make  certain  extensions  of credit  to it (a) to  finance  or  refinance  the  acquisition  of land  and the development and construction of various single-family housing projects,  and (b)
for general  corporate  purposes  (including the  refinancing of all obligations under the Existing Credit Agreement).

      3. The Banks are willing to make such  extensions of credit to the Company on the terms and  conditions  set forth in this  Agreement and in the other Loan
Documents.

                                  II. AGREEMENT

      NOW,  THEREFORE,  for good and  valuable  consideration,  the  receipt and sufficiency  of which are hereby  acknowledged,  the Company,  the Banks and the
Administrative Agent hereby agree as follows:

ARTICLE 1:  DEFINITIONS AND ACCOUNTING TERMS.

      1.1 DEFINED  TERMS.  As used in this  Agreement the following  terms shall have the meaning set forth respectively after each:

            "ABR"  means,  for any day, a rate per annum  (rounded  upwards,  if necessary to the next 1/100 of 1%) equal to the higher of:

                  (a)   the Reference Rate in effect on such day; and

                  (b) 0.50% per annum above the Federal Funds  Effective Rate in effect on such day.

            "ABR  BORROWING"  means  any Loan or  portion  thereof  which is not designated or redesignated by the Company as a LIBOR Borrowing pursuant TO
      SECTION 2.3 OR 2.4 and which is not a Swing Line Advance.

            "ADJUSTED  CONSOLIDATED  TANGIBLE NET WORTH" means,  with respect to the Company at any date, the Company's  Consolidated Tangible Net Worth AT
      SUCH  DATE  LESS  the  Company's  Investments  in the  Financial  Services
      Segment, determined in accordance with GAAP.

            "ADMINISTRATIVE AGENT" means BofA when acting in its capacity as the
      Administrative  Agent under any of the Loan  Documents,  and any successor administrative agent.

            "AFFECTED BANK" HAS THE MEANING SET FORTH IN SECTION 3.13.

            "AFFILIATE"  means any  Person  (a) which  directly,  or  indirectly through one or more intermediaries,  controls,  or is controlled by, or is under common control with, the Company or any  Subsidiary,  as the context may require,  or (b) which owns  beneficially  or of record 25% or more of the Voting Stock of the Company.  The term "control" means the possession, directly  or  indirectly,  of the  power to  cause  the  direction  of the management  and  policies of a Person,  whether  through the  ownership of
      voting   securities  or  partnership   interests,   by  contract,   family
      relationship or otherwise.

            "AGENT-RELATED  PERSONS"  means  the  Administrative  Agent  and any
      SUCCESSOR  ADMINISTRATIVE  AGENT  (PURSUANT TO THE TERMS OF SECTION  9.9),
      together with their  respective  Affiliates and the  directors,  officers, agents, employees and attorneys-in-fact of such Persons and Affiliates.

            "AGGREGATE  COMMITMENT" means the aggregate combined  Commitments of the Banks.  As of the date of this  Agreement,  the  Aggregate  Commitment currently  equals  $375,000,000,  and may  decrease as provided IN SECTION
      2.11 or increase as provided in Section 2.10.

          "AGREEMENT"   means  this  Revolving  Credit   Agreement,   either  as
     originally  executed  or as it may  from  time  to  time  be  supplemented, modified or amended.

                                      -2-

          "ASSIGNEE"   SHALL  HAVE  THE  MEANING  SET  FORTH  IN  SECTION  10.6.

          "ASSIGNMENT  AND  ACCEPTANCE"  shall have the  meaning set forth in
     SECTION 10.6.

          "ATTORNEY   COSTS"  means  and  includes  all   reasonable   fees  and
     disbursements of any law firm or other external counsel, the nonduplicative allocated cost of internal legal services and all disbursements of internal legal counsel.

          "AUTHORIZED  OFFICIAL"  means  Responsible  Official  or other  person designated in writing by a Responsible Official.

            "BANKING  DAY" means any  Monday,  Tuesday,  Wednesday,  Thursday or
      Friday on which  banks  (including  the  Banks) are open for  business  in
      Illinois.

            "BANKS"  means the  financial  institutions  listed on the signature pages hereof and the additional financial  institutions (if any) from time to time  party to this  Agreement,  any of their  successors  and  assigns
      (including any Assignee), or any one or more of them.

            "BORROWING"  means  each of the Loans to be made by the Banks to THE
      COMPANY AS PROVIDED IN ARTICLE 2.

            "BORROWING BASE" HAS THE MEANING SET FORTH IN SECTION 2.5(B).

            "BORROWING  BASE  CERTIFICATE"  means a written  calculation  of the
      BORROWING BASE,  SUBSTANTIALLY  IN THE FORM OF EXHIBIT "B" attached hereto and made a part hereof,  signed by a  Responsible  Official of the Company and properly completed to provide all information  required to be included thereon.

            "BUSINESS" HAS THE MEANING SET FORTH IN SECTION 5.14(B).

            "CAPITAL  ADEQUACY  REGULATION"  means  any  guideline,  request  or directive  of any central  bank or other  Governmental  Authority,  or any other law, rule or regulation,  whether or not having the force of law, in each case,  regarding  capital  adequacy of any bank or of any corporation controlling a bank.

            "CASH EQUIVALENTS" means (a) securities issued or directly and fully guaranteed  or insured by the United  States  Government  or any agency or instrumentality  thereof  having  maturities of not more than 90 days from the date of acquisition,  (b) time deposits and certificates of deposit of any of the Banks, or of any domestic or foreign  commercial bank which has capital and surplus in excess of  $500,000,000  or which has a  commercial paper  rating  meeting  the  requirements  specified  in clause (d) below, having  maturities of not more than 90 days from the date of  acquisition,
      (c)  repurchase  obligations  with a term of not  more  than  30 days  for underlying  securities of the types described in clauses (a) and (b) above entered into with any bank meeting the qualifications  specified in clause
      (b) above,  and (d)  commercial  paper of any Person rated at least A-2 or the equivalent  thereof by S and P or P-2 or the equivalent thereof b
      Moody's and in either case maturing within 90 days after the date of acquisition.

            "CLOSING DATE" means the date on which the  conditions  precedent IN
      ARTICLE 4 are satisfied in full.

                                      -3-

            "CODE" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

            "COMBINED  DEBT"  means,  with  respect  to a Person or segment at a
      PARTICULAR   DATE,   WITHOUT   DUPLICATION,   ALL  FUNDED  DEBT  PLUS  all
      obligations,  contingent  or  otherwise,  in  respect of letters of credit
      (OTHER THAN PERFORMANCE L/CS) PLUS all Guarantee Obligations  guaranteeing or in effect  guaranteeing Funded Debt of another party plus all Guarantee
      Obligations guaranteeing or in effect guaranteeing obligations, contingent or  otherwise,  in respect of letters of credit  (other  than  Performance
      L/Cs), in each case of such Person and its Subsidiaries or such segment as at such date, determined on a combined basis in accordance with GAAP.

            "COMBINED NET INCOME" means, with respect to a Person or segment for any  period,  the  combined  net income  (or loss) of such  Person and its
      Subsidiaries  or such  segment and  Consolidated  Joint  Ventures for such period (taken as a cumulative  whole),  determined on a combined  basis in accordance with GAAP.

            "COMMITMENT"  means, with respect to the Loans, as to each Bank, the percentage  obligation and aggregate  Dollar amount set forth OPPOSITE THE
      NAME OF SUCH BANK ON ANNEX I hereto. As Banks are added to this Agreement, or withdraw from this Agreement,  and assignments are MADE BY THE BANKS IN
      ACCORDANCE  WITH SECTION 10.6,  the amount of each Bank's  Commitment  may change in  accordance  with that  Bank's Pro Rata  Share of the  Aggregate
      Commitment. The Assignment and Acceptances executed by the added Banks and the records  maintained by the  Administrative  Agent shall be presumptive evidence of each such Bank's  Commitment,  as each such Bank's  Commitment may  change  from  time to time  in  accordance  with  the  terms  of this
      Agreement.

            "COMMONLY  CONTROLLED  ENTITY"  means  an  entity,  whether  or  not incorporated,  which is under common  control with the Company  within the meaning of Section 4001 of ERISA or is part of a group which  includes the
      Company and which is treated as a single employer under Section 414 of the
      Code.

                                      -4-

            "COMMON STOCK" means the Company's common stock, par value $1.00 per share,  as the same  exists on the date hereof or any other class of stock of the Company the right of which to share in distributions of earnings or assets of the Company is without limit as to amount or percentage.

            "COMPANY" means The Ryland Group, Inc., a Maryland corporation,  and its successors and assigns.

            "COMPLETED  UNIT"  means a Unit as to which  either (or both) of the following  has  occurred:  (a) a notice of  completion  has been  filed or recorded in the  appropriate  real estate  records,  or (b) all  necessary construction  has  been  completed  in order to  obtain a  certificate  of occupancy  (whether or not such certificate of occupancy has actually been obtained).

            "CONSOLIDATED  INTANGIBLES" means, with respect to any Person at any date,  all amounts,  determined in accordance  with GAAP,  included in the
      Consolidated  Net Worth of such  Person and  attributable  to  intangibles including without limitation (a) goodwill,  including any amounts (however designated on the balance sheet)  representing the cost of acquisitions of
      Subsidiaries  in  excess of  underlying  tangible  assets or (b)  patents, trademarks and copyrights.

            "CONSOLIDATED  JOINT VENTURES" means, at any time, real estate joint ventures in which the Company or any of its Subsidiaries has an investment
      at  such  time  and  which  are  being   consolidated   in  the  Company's
      consolidated financial statements.

            "CONSOLIDATED  NET INCOME"  means,  with respect to a Person for any period,  the  consolidated  net  income  (or loss) of such  Person and its
      Subsidiaries and  Consolidated  Joint Ventures for such period (taken as a cumulative whole), determined in accordance with GAAP.

            "CONSOLIDATED  NET WORTH"  means,  with respect to any Person at any date, all amounts which would,  in accordance with GAAP, be included under shareholders'  equity on a  consolidated  balance sheet of such Person and its  consolidated  Subsidiaries  and  Consolidated  Joint Ventures at such date.

            "CONSOLIDATED  TANGIBLE NET WORTH" means, with respect to any Person at any date, such Person's  Consolidated  Net Worth at such date LESS such
      Person's Consolidated Intangibles at such date.

            "CONSTRUCTION IN PROGRESS" means Finished Lots (a) for which a final subdivision  map has been  recorded  and (b) upon which  construction  has commenced, as evidenced by the commencement of excavation for foundations, but has not been completed.

                                      -5-

            "CONTRACTUAL  OBLIGATION"  means,  with  respect to any Person,  any provision  of any  security  issued by such  Person  or of any  agreement, instrument  or other  undertaking  to which  such  Person is a party or by which it or any of its property is bound.

            "CREDIT  ADVANCE" means any advance,  loan or extension of credit to any Person or the purchase of any bonds,  notes,  debentures or other debt securities of any Person.

            "DEFAULT" MEANS ANY OF THE EVENTS  SPECIFIED IN SECTION 8.1, whether or not any  requirement  for the giving of notice,  the lapse of time,  or both, or any other condition, has been satisfied.

            "DESIGNATED  EVENT"  means the  occurrence  of any of the  following events: (a) there shall be consummated any  consolidation,  share exchange or merger of the  Company in which the  Company is not the  continuing  or surviving  corporation  or pursuant to which the  Company's  Voting  Stock would be converted into cash, securities or other property, other than, in any case,  a merger of the  Company in which the  holders of Voting  Stock immediately  prior  to the  merger  have  70% or  more  of the  ownership, directly or indirectly,  of the Voting Stock of the surviving  corporation immediately  after the merger;  (b) there is a report filed by any Person,
      including   Affiliates  of  the  Company  (other  than  the  Company,  its
      Subsidiaries,  employee stock ownership plans or employee benefit plans of the  Company  or its  Subsidiaries)  on  Schedule  13D or  14D-1  (or  any
      successor  schedule,  form or report under the Securities  Exchange Act of
      1934 (the "Exchange Act")  disclosing that such Person (for the purpose of this  definition  of  "Designated  Event" only,  the term  "Person"  shall include a "person"  within the  meaning of Section  13(d)(3)  and  Section
      14(d)(2) of the Exchange Act or any  successor  provision to either of the foregoing) has become the beneficial owner (as the term "beneficial owner"
      is  defined  under  Rule  13d-3,  Rule  13d-5  or any  successor  rule  or regulation  promulgated  under  the  Exchange  Act)  of 30% or more of the
      Company's  Voting  Stock;  PROVIDED,  HOWEVER,  that a Person shall not be deemed the beneficial  owner of, or to own beneficially (i) any securities tendered  pursuant  to a tender or  exchange  offer made on behalf of such
      Person or any of such Person's  Affiliates until such tendered  securities are accepted for purchase or exchange thereunder or (ii) any securities if such  beneficial  ownership  (A) arises  solely as a result of a revocable proxy  delivered  in  response  to a proxy or  consent  solicitation  made pursuant to, and in accordance  with, the applicable rules and regulations under the Exchange  Act, and (B) is not also then  reportable  on Schedule
      13D (or any successor schedule, form or report) under the Exchange Act; or
      (c) during any period of two consecutive calendar years,  individuals who, at the beginning of such period  constituted the board of directors of the
      Company  cease for any reason to constitute a majority of the directors of the Company then in office unless such new  directors  were elected by the directors  of the Company who  constituted  the board of  directors of the
      Company at the beginning of such period.

            "DOLLARS" OR "$" means United States dollars.

                                      -6-

            "EBITDA" means, for any period, without duplication,  the sum of the following amounts attributable to such period: (a) the Combined Net Income of the  Homebuilding  Segment,  (b)  cash  distributions  received  by the
      Company from the Financial Services Segment, determined in accordance with
      GAAP,  (c) federal,  state and local income and franchise  taxes  deducted from  combined  revenues in  determining  such  Combined  Net Income,  (d)
      depreciation   and  amortization   deducted  from  combined   revenues  in
      determining  such Combined Net Income,  (e) interest expense deducted from combined  revenues in  determining  such  Combined Net Income  (including, without duplication,  previously  capitalized interest expense which would be included in "Cost of Goods Sold" and deducted from combined revenues in determining  such  Combined Net Income on a combined  balance sheet of the
      Homebuilding Segment in accordance with GAAP), and (f) other non-recurring
      non-cash  charges  and  expenses  (including,   without  limitation,   net
      realizable value write-down  charges)  deducted from combined  revenues in determining such Combined NET INCOME, LESS (i) any non-recurring  non-cash credits  included in combined  revenues in  determining  such Combined Net
      Income and (ii) any non-cash equity  interest in earnings  received by the
      Company from the Financial Services Segment which was included in combined revenues in determining such Combined Net Income.

            "ELIGIBLE  ASSIGNEE"  means (a) a  commercial  bank or savings  bank organized under the laws of the United States,  or any state thereof,  and having a combined  capital  and  surplus of at least  $100,000,000,  (b) a commercial  bank organized  under the laws of any other country which is a member of the Organization for Economic Cooperation and Development,  or a
      political  subdivision of any such country,  and having A COMBINED CAPITAL
      AND SURPLUS OF AT LEAST  $100,000,000,  PROVIDED  that such bank is acting through a branch or agency located in the United States,  and (c) a Person that is primarily  engaged in the business of commercial  banking and that is (i) a Subsidiary  of a Bank,  (ii) a Subsidiary  of a Person of which a
      Bank is a Subsidiary, or (iii) a Person of which a Bank is a Subsidiary.

            "ENTITLED   LAND"  means  (a)  land  where  all   requisite   zoning
      requirements  and land  use  requirements  have  been  satisfied,  and all requisite  approvals  have been  obtained  (on a final  and  unconditional basis) from all applicable Governmental  Authorities (other than approvals which are simply ministerial and non-discretionary in nature), in order to develop the land as a  residential  housing  project and  construct  Units thereon,  and (b) as to land located in California,  land which  satisfies the requirements of clause (a) immediately  above, and which is subject to a  currently  effective  vesting,  tentative  map (unless a county or city where the land is located does not grant vesting tentative maps) which has received all necessary  approvals (on a final and unconditional  basis) by all applicable Governmental Authorities.

            "ENVIRONMENTAL  LAWS"  means any and all  foreign,  Federal,  state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes,  decrees,  requirements  of any  Governmental  Authority  or  other
      Requirements  of Law  (including  common law)  regulating,  relating to or imposing  liability  or  standards  of  conduct  concerning  pollution  or protection of the  environment,  as now or may at any time hereafter be in effect.

            "ERISA" means the Employee  Retirement  Income Security Act of 1974, and any regulations  issued pursuant thereto,  as now or from time to time hereafter in effect.

             "EVENT OF DEFAULT" means any of the events specified in SECTION 8.1,
      PROVIDED that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

            "EXISTING CREDIT AGREEMENT" has the meaning specified in
      Section 4.1(C).

            "EXTENSION DATE" has the meaning as set forth for that term in
      Section 3.19.

            "EXTENSION  REQUEST"  means a written  request  from the  Company to extend the maturity date pursuant to Section 3.19.

            "FACILITY FEE" has the meaning set forth in Section 3.3.

            "FACILITY  FEE RATE" means the rate,  expressed as a percentage  per annum,  to be  applied  to the  amount of the  Commitment  of each Bank in determining  the Facility Fee payable to such Bank.  The Facility Fee Rate shall be based on the Company's  current senior  long-term  unsecured debt ratings as published  by S and P and Moody's as  determined  by the following pricing grid:

      -------------------------------------------------------------------
           S and P/MOODY'S RATING            APPLICABLE FACILITY FEE RATE

      -------------------------------------------------------------------
      -------------------------------------------------------------------
      Greater than or equal to BBB/Baa2                             .10%

      -------------------------------------------------------------------
      -------------------------------------------------------------------
                =BBB-/Baa3                                          .10%

      -------------------------------------------------------------------
      -------------------------------------------------------------------
                =BB+/Ba1                                            .10%

      -------------------------------------------------------------------
      -------------------------------------------------------------------
                =BB/Ba2                                             .10%

      -------------------------------------------------------------------
      -------------------------------------------------------------------
                =BB-/Ba3                                           .125%

      -------------------------------------------------------------------
      -------------------------------------------------------------------
      Less than or equal to B+/B1 (or unrated)                      .15%

      -------------------------------------------------------------------

     In the event of a difference  in rating  between S and P and  Moody's,  the higher  rating shall  prevail for purposes of  determining  the  applicable
     Facility  Fee Rate  except  that if such  ratings  differ  by more than one level,  the rating one level above the lower rating shall  prevail for such purpose.  As of the date of this Agreement,  the Company is currently rated
     BB/Ba2 by S and P and Moody's,  respectively,  and the applicable  Facility
     Fee Rate as of the date of this Agreement is therefore .10%.

            "FDIC"  means the Federal  Deposit  Insurance  Corporation,  and any
      Governmental Authority succeeding to any of its principal functions.

             "FEDERAL FUNDS EFFECTIVE RATE" means,  for any day, an interest rate per annum equal to the weighted average of the rates on overnight  Federal funds  transactions with members of the Federal Reserve System arranged by
      Federal  funds brokers on such day, as published for such day (or, if such day is not a Banking Day, for the  immediately  preceding  Banking Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Banking  Day,  the  average  of the  quotations  at approximately  10:00 a.m.,  Chicago time, on such day on such transactions received by the  Administrative  Agent from three Federal funds brokers of recognized  standing  selected  by the  Administrative  Agent  in its sole discretion.

            "FEE LETTER AGREEMENT" has the meaning set forth in Section 3.16.

            "FINANCIAL  SERVICES  SEGMENT"  means the  business  segment  of the
      Company and its Subsidiaries  engaged in mortgage  banking  (including the title and escrow  businesses),  mortgage servicing,  securities  issuance, bond administration and management services and related activities,  which segment  on  the  date  of  this  Agreement  consists  principally  of the activities of Ryland Mortgage  Company and its  Subsidiaries  but excludes the Limited-Purpose Subsidiaries.

            "FINANCING LEASE" means any lease of property, real or personal, the obligations  of the lessee in respect of which are required in  accordance with GAAP to be capitalized on a balance sheet of the lessee.

            "FINISHED  LOTS" means lots of Entitled Land as to which (a) a final subdivision map has been recorded,  (b) all major offsite construction and infrastructure  has been completed to local government  requirements,  (c)
      utilities have been installed to local  government  requirements,  and (d)
      building  permits  may be pulled and  construction  commenced  without the satisfaction of any further material conditions.

            "FIXED CHARGE COVERAGE RATIO" has the meaning set forth
      in SECTION 7.3

            "FIXED CHARGES" means, for any period, without duplication,  the sum of the following amounts: (a) interest expense of the Homebuilding Segment for such period (including such interest expense constituting  capitalized interest  for such  period),  determined  in  accordance  with  GAAP,  (b)
      principal payments (excluding balloon payments) on long-term  Indebtedness scheduled to be made by the Homebuilding  Segment during such period,  (c)
      the principal portion of payments in respect of Financing Leases scheduled to be  made  by the  Homebuilding  Segment  during  such  period,  and (d)
      dividends on any of the Company's  preferred  stock paid or payable during such period.

                                      -9-

            "FRB" means the Board of  Governors of the Federal  Reserve  System,
      and  any  Governmental  Authority  succeeding  to  any  of  its  principal functions.

            "FUNDED DEBT" of any Person means, at any date, all  Indebtedness of such Person of the nature  referred to in clauses (a),  (b),  (c), (d) AND
      (F) of the definition of "indebtedness" at such date.

            "GAAP" means generally accepted accounting  principles in the United
      States of America in effect from time to time.

            "GAAP VALUE" means, with respect each property  constituting part of the Real  Estate  Inventory,  the book  value for such  property  or asset determined in accordance with GAAP.

            "GOVERNMENTAL  AUTHORITY" means any nation or government,  any state or other  political  subdivision  thereof,  any  central  bank (or similar
      monetary  or  regulatory   authority)   thereof,   any  entity  exercising
      executive,  legislative,  judicial, regulatory or administrative functions of or pertaining to government,  and any corporation or other entity owned or controlled,  through stock or capital ownership or otherwise, by any of the foregoing.

            "GUARANTEE  OBLIGATION"  MEANS, AS TO ANY PERSON (THE  "GUARANTEEING
      PERSON"),  any  obligation of (a) the  guaranteeing  person or (b) another
      Person  (including,  without  limitation,  any bank  under  any  letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement,  counterindemnity or similar  obligation,  in either case guaranteeing or in effect guaranteeing any Indebtedness, LEASES, DIVIDENDS
      OR OTHER OBLIGATIONS (THE "PRIMARY  OBLIGATIONS") of ANY THIRD PERSON (THE
      "PRIMARY  OBLIGOR")  in  any  manner,   whether  directly  or  indirectly,
      including,  without limitation, any obligation of the guaranteeing person, whether or not contingent,  (i) to purchase any such primary obligation or any property  constituting  direct or indirect security therefor,  (ii) to advance  or  supply  funds (A) for the  purchase  or  payment  of any such primary obligation or (B) to maintain working capital or equity capital of the primary  obligor or otherwise to maintain the net worth or solvency of the primary obligor,  (iii) to purchase  property,  securities or services primarily for the purpose of assuring the owner of such primary obligation of the  ability of the  primary  obligor to make  payment of such  primary obligation  or (iv)  otherwise to assure or hold harmless the owner of any such  primary  OBLIGATION  AGAINST  LOSS  IN  RESPECT  THEREOF;  PROVIDED,
      HOWEVER, that the term Guarantee Obligation shall not include endorsements of  instruments  for  deposit  or  collection  in the  ordinary  course of business.  The  amount of any  Guarantee  Obligation  of any  guaranteeing person  shall be deemed to be the  maximum  stated  amount of the  primary obligation relating to such Guarantee Obligation (or, if less, the maximum stated  liability set forth in the  instrument  embodying  such  Guarantee
      OBLIGATION),  PROVIDED,  HOWEVER,  that in the  absence of any such stated
      amount or stated liability,  the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably  anticipated liability in respect thereof as reasonably determined by the Company in good faith.

                                      -10-

            "GUARANTORS" means,  collectively,  the Subsidiaries listed on ANNEX
      II  hereto,  and each  other  Person  that  from time to time  executes  a
      Guaranty  in favor of the Banks  with  respect  to the Loans and the other
      Obligations, and their successors and assigns.

            "GUARANTY" means a continuing guaranty, substantially in the form OF
      EXHIBIT "D" attached  hereto,  either as originally  executed or as it may from  time  to  time  be  supplemented,  modified,  amended,  restated  or
      extended,   to  be  executed  and  delivered  by  the  Guarantors  to  the
      Administrative Agent for the benefit of the Banks.

            "HOME PROCEEDS  RECEIVABLE"  means, with respect to the Company or a wholly-owned  Subsidiary  in the  Homebuilding  Segment,  funds due to the
      Company or such wholly-owned Subsidiary held at an escrow or title company following the sale and conveyance of title of a Unit to a buyer (including an escrow or title company which is a Subsidiary of the Company).

            "HOMEBUILDING SEGMENT" means the business segment of the Company and its Subsidiaries and their respective  Consolidated Joint Ventures engaged in the  construction  and sale of single  family  attached and  unattached dwellings and related activities.

            "IMPROVEMENTS" means on and off-site development work, including but not  limited  to  filling  to grade,  main  water  distribution  and sewer collection  systems and drainage system  installation,  paving,  and other improvements  necessary for the use of  residential  dwelling units and as required  pursuant to development  agreements  which may have been entered into with Governmental Authorities.

            "INDEBTEDNESS" of any Person means, at any date, without duplication
      (a)  all   indebtedness  of  such  Person  for  borrowed  money,  (b)  all indebtedness of such Person for the deferred purchase price of property or services (other than trade  liabilities less than 90 days from invoice and accrued  expenses  incurred in the ordinary course of business and payable in accordance  with customary  practices),  (c) any other  indebtedness of such Person  which is  evidenced  by a note,  bond,  debenture  or similar instrument, (d) all obligations of such Person under Financing Leases, (e)
      all  obligations,  contingent or  otherwise,  of such Person in respect of letters of credit, whether or not drawn, and acceptances issued or created for the account of such  Person,  and (f) all  liabilities  secured by any
      Lien on any property  owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

            "INSOLVENCY" OR "INSOLVENT" means, with respect to any Multiemployer
      Plan,  the  condition  that such Plan is  insolvent  within the meaning of
      Section 4245 of ERISA.

                                      -11-

            "INTEREST  PAYMENT DATE" means: (a) as to any ABR Borrowing or Swing
      Line Advance,  the first day of each January,  April,  July and October to occur  while such Loan is  outstanding,  (b) as to any LIBOR Loan having a
      LIBOR Period of three months or less,  the last day of such LIBOR  Period,
      (c) as to any LIBOR  Borrowing  having an LIBOR  Period  longer than three months,  the day which is three  months  after the first day of such LIBOR
      Period and the last day of such LIBOR Period.

            "INVESTMENT"  means any Credit Advance to, or any contribution to or purchase of stock or other equity securities of, or any purchase of assets constituting  a business  unit of, any Person,  excluding  investments  in stock or other equity  securities  existing on the date of this  Agreement and listed on the attached  Schedule 1.1, and any investment  representing any  interest  of  the  Company  or any  Subsidiary  in  the  retained  or undistributed earnings of any Person.

            "ISSUANCE FEE" has the meaning set forth in Section 2.9.4(B).

            "ISSUING  BANK"  means  BofA in its  individual  capacity  as a bank issuing Letters of Credit under this Agreement.

            "LAND  UNDER  DEVELOPMENT"  means  Entitled  Land upon which a final
      subdivision  map  has  been  recorded  and  upon  which   construction  of
      Improvements  has  commenced and is being  diligently  pursued but has not been completed.

            "LAWS" means,  collectively,  all international,  foreign,  federal, state and local statutes, treaties, rules, regulations,  ordinances, codes and administrative or judicial precedents.

            "L/C" means a letter of credit issued for the account of the Company or a Subsidiary to a party, as beneficiary,  to which the Company, or such
      Subsidiary owes certain obligations in connection with its ordinary course of  business  real  estate  development  and  homebuilding  activity  (for example, to a municipality,  as beneficiary, to support the Company's or a
      Subsidiary's  obligation  to widen  public  streets in  connection  with a residential development project).

            "L/C APPLICATION" has the meaning set forth in Section 2.9.3.

            "L/C COMMITMENT" has the meaning set forth in Section 2.9.1.

            "L/C FEE RATE"  means,  with  respect to any  Letter of Credit,  the rate,  expressed  as a  percentage  per  annum,  to be applied to the then available dollar amount of such Letter of Credit in determining the Letter of Credit Fee for such  Letter of Credit.  The L/C Fee Rate shall be based on the  Company's  current  senior  long-term  unsecured  debt  ratings as published by S and P and Moody's as determined by the following pricing grid:

                                      -12-

      -------------------------------------------------------------------
             S and P/MOODY'S RATING                   APPLICABLE L/C FEE RATE

      -------------------------------------------------------------------
      -------------------------------------------------------------------
                >BBB/Baa2                                          .775%
                -
      -------------------------------------------------------------------
      -------------------------------------------------------------------
                =BBB-/Baa3                                         .875%

      -------------------------------------------------------------------
      -------------------------------------------------------------------
                =BB+/Ba1                                          1.035%

      -------------------------------------------------------------------
      -------------------------------------------------------------------
                =BB/Ba2                                           1.125%

      -------------------------------------------------------------------
      -------------------------------------------------------------------
                =BB-/Ba3                                          1.425%

      -------------------------------------------------------------------
      -------------------------------------------------------------------
      Less than or equal to B+/B1 (or unrated)                    1.775%

      -------------------------------------------------------------------

     In the event of a difference  in rating  between S and P and  Moody's,  the higher rating shall prevail for purposes of determining  the applicable L/C
     Fee Rate except  that if such  ratings  differ by more than one level,  the rating one level above the lower rating shall prevail for such purpose.  As of the date of this  Agreement,  the Company is currently rated BB/Ba2 by S and P and Moody's,  respectively, and the applicable L/C Fee Rate as of the date of this Agreement is therefore 1.125%.

            "L/C OBLIGATIONS" has the meaning set forth in Section 2.9.1.

            "LENDING  OFFICE" means,  as to each Bank, the office located at the address for notices specified for such Bank on the signature pages hereof.

            "LETTER OF CREDIT" OR "LETTERS OF CREDIT" has the meaning set
      FORTH IN SECTION 2.9.1.

            "LETTER OF CREDIT FEE" has the meaning set forth in
      SECTION 2.9.4(A).

            "LIBOR  BANKING  DAY" means any  Banking Day on which banks are open for  business in London,  England and New York,  New York and BofA is open for business in Chicago, Illinois.

            "LIBOR BASE RATE" means,  with respect to a LIBOR  Borrowing for the relevant LIBOR Period, the per annum rate of interest,  rounded upward, if necessary,  to the nearest 1/16th of one percent (0.0625%),  determined by the  Administrative  Agent to be the rate at which deposits in immediately available funds in Dollars would be offered by BofA's London branch (or at a time when BofA is no longer the  Administrative  Agent or a Bank, by the
      London branch of any Bank selected by the Majority  Banks) to banks in the
      London inter-bank  eurodollar  market at approximately  11:00 a.m., London time,  two LIBOR Banking Days prior to the first day of such LIBOR Period, in the  approximate  amount of the relevant  LIBOR  Borrowing and having a maturity approximately equal to such LIBOR Period.

                                      -13-

            "LIBOR  BORROWING"  means any Loan or  portion  thereof  designated, redesignated or continued by the Company as a LIBOR Borrowing  pursuant TO
      SECTION 2.3 OR 2.4.

            "LIBOR  LENDING  OFFICE"  means the office or branch of each Bank so designated on the signature pages of this Agreement,  or such other office or branch of each Bank as it may hereafter designate, by written notice to the Company and the Administrative Agent, as its LIBOR Lending Office.

            "LIBOR  PERIOD"  means,  as to  each  LIBOR  Borrowing,  the  period commencing on the date specified in the applicable  Request for Borrowing,
      Request  for  Redesignation  or Request  for  Continuation  by the COMPANY
      PURSUANT  TO SECTION 2.3 OR 2.4 and ending one month,  two  months,  three months or six  months  thereafter,  as  designated  by the  Company in the applicable Request for Borrowing, Request for REDESIGNATION OR REQUEST FOR
      CONTINUATION, PROVIDED, in each case, that:

                  (a)   the first day in any LIBOR Period shall be a LIBOR
            Banking Day;

                  (b) any LIBOR Period that would otherwise end on a day that is not a LIBOR  Banking Day shall be  extended  to the next  SUCCEEDING
            LIBOR  BANKING  DAY UNLESS  such LIBOR  Banking Day falls in another calendar  month,  in which case such LIBOR  Period  shall end on the next preceding LIBOR Banking Day; and

                  (c) No LIBOR Period shall extend beyond the Maturity Date.

            "LIBOR  RATE" means,  for any LIBOR Period for any LIBOR  Borrowing, the rate (rounded upward, if necessary,  to the next 1/100 of 1%) obtained by  dividing  (a) the LIBOR  Base  Rate for such  LIBOR  Period,  by (b) a percentage  equal to 100%  minus the  Reserve  Requirement  for such LIBOR
      Period.

            "LIBOR RATE  SPREAD"  means the  additional  component  of interest, expressed  as a  percentage  per  annum,  to be added to the LIBOR Rate in determining  the  applicable  rate of interest for LIBOR  Borrowings.  The applicable  LIBOR  Rate  Spread  shall be based on the  Company's  current senior long-term unsecured debt ratings as published by S and P and
      Moody's as determined by the following pricing grid:

      -------------------------------------------------------------------
           S and P/MOODY'S RATING           APPLICABLE LIBOR RATE SPREAD

      -------------------------------------------------------------------
      -------------------------------------------------------------------
                >BBB/Baa2                             .900%
                -
      -------------------------------------------------------------------
      -------------------------------------------------------------------
                =BBB-/Baa3                           1.000%

      -------------------------------------------------------------------
      -------------------------------------------------------------------
                =BB+/Ba1                             1.150%

      -------------------------------------------------------------------
      -------------------------------------------------------------------
                =BB/Ba2                              1.250%

      -------------------------------------------------------------------
      -------------------------------------------------------------------
                =BB-/Ba3                             1.550%

      -------------------------------------------------------------------
      -------------------------------------------------------------------
      less than or equal to B+-/B1 (or unrated)      1.900%

      -------------------------------------------------------------------

                                      -14-

     In the event of a difference  in rating  between S and P and  Moody's,  the higher  rating shall  prevail for purposes of  determining  the  applicable
     LIBOR  Rate  Spread  except  that if such  ratings  differ by more than one level,  the rating one level above the lower rating shall  prevail for such purpose.  As of the date of this Agreement,  the Company is currently rated
     BB/Ba2 by S and P and Moody's,  respectively, and the applicable LIBOR Rate
     Spread for the Loans as of the date of this Agreement is therefore 1.250%.

            "LIEN"  means  any  mortgage,  pledge,  hypothecation,   assignment,
      deposit   arrangement,   encumbrance,   lien  (statutory  or  other),   or
      preference,   priority  or  other  security   agreement  or   preferential
      arrangement  of  any  kind  or  nature  whatsoever,   including,   without
      limitation,  any conditional sale or other title retention agreement,  any
      Financing  Lease having  substantially  the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform
      Commercial  Code  (other  than  precautionary  notification  of  operating leases) or  comparable  law of any  jurisdiction  in respect of any of the foregoing.

            "LIMITED-PURPOSE SUBSIDIARIES" means Subsidiaries included within the Limited-Purpose Subsidiaries Segment.

            "LIMITED-PURPOSE SUBSIDIARIES SEGMENT" means the business segment of
      the   Company   and   its   Subsidiaries   which   facilitates,    through
      special-purpose  entities created or existing solely for such purpose, the financing  of  mortgage  loans  and  mortgage  backed  securities  and the securitization of mortgage loans and other related activities.

            "LOAN" OR  "LOANS"  means each of the loans  under  this  Agreement, including, without limitation, the Swing Line Advances.

            "LOAN DOCUMENTS"  means,  collectively,  this Agreement,  each Note, each L/C Application, the Fee Letter Agreement and the Guaranty.

            "MAJORITY  BANKS" means, at any time, Banks then having in excess of
      66-2/3%  of the  Aggregate  Commitment  or, if the  Commitments  have been terminated,  Banks then  holding  in excess of 66% of the then  aggregate unpaid  principal amount of the Loans (or  participation  interests in the
      Swing  Advances)  and  interests  (or  participation   interests)  in  the
      reimbursement  obligations  of the  Company  with  respect  to  Letters of
      Credit.

            "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business  or  financial  condition  of  the  Company  and  its  Restricted
      Subsidiaries  taken as a whole,  (b) the ability of the Company to perform its obligations under this Agreement and the other Loan Documents to which the  Company is a party,  or (c) the  validity or  enforceability  of this
      Agreement or any of the other Loan  Documents or the rights or remedies of the Administrative Agent or the Banks hereunder or thereunder.

                                      -15-

            "MATERIALS OF ENVIRONMENTAL CONCERN" means any gasoline or petroleum
      (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances,  materials or wastes,  defined or regulated as such in or under any Environmental Law, including,  without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

            "MATURITY  DATE"  means  October  20,  2003,   subject  to  possible
      EXTENSION  PURSUANT TO THE TERMS OF SECTION  3.17 (other than with respect to a Note held by a Bank which does not extend the  maturity  DATE OF SUCH
      NOTE PURSUANT TO SECTION 3.17, in which case the applicable  Maturity Date for such Note held by such  non-renewing  Bank  shall be the  Non-Renewing
      Bank Loan Maturity Date).

            "MEASUREMENT PERIOD" has the meaning set forth in Section 7.3.

            "MODEL  UNIT" means a  Completed  Unit to be used as a model home in connection with the sale of Units in a residential housing project.

            "MOODY'S" means Moody's Investors Service, Inc.

            "MULTIEMPLOYER  PLAN" means a Plan which is a multiemployer  plan as defined in Section 4001(a)(3) of ERISA.

            "1992 SUBORDINATED DEBT INDENTURE" means the Indenture,  dated as of
      July 15,  1992,  between  the  Company  and  First  Union  National  Bank, successor to Security Trust Company,  N.A., as Trustee,  pursuant to which the Company's 8-1/4% Senior  Subordinated  Notes due April,  2008, and the
      Company's 9-5/8% Senior Subordinated Notes due June, 2004 were issued.

            "NON-RENEWING  BANK LOAN  MATURITY  DATE" means the maturity date of the Note  held by a Bank  which  does not  extend  such  maturity  date in response  to a request  for such  extension  by the  Company  pursuant  to
      SECTION 3.19.

            "NON-USE FEE" has the meaning set forth in Section 3.2.

            "NON-USE FEE RATE `A'" means the rate, expressed as a percentage per annum, to be applied to the average daily difference, if positive, between
      (a) 50% of the Aggregate  Commitment and (b) the total  principal  balance outstanding under the Notes plus the L/C Obligations. The Non-use Fee Rate
      "A" shall be based on the Company's  current  senior  long-term  unsecured debt  ratings  as  published  by S and P  and  Moody's  as  determined by the following pricing grid:

                                      -16-

      -----------------------------------------------------------------
           S and P/MOODY'S RATING            APPLICABLE NON-USE FEE

                                     RATE"A"

      -----------------------------------------------------------------
      -----------------------------------------------------------------
                >BBB/Baa2                                         .10%
                -
      -----------------------------------------------------------------
      -----------------------------------------------------------------
                =BBB-/Baa3                                        .10%

      -----------------------------------------------------------------
      -----------------------------------------------------------------
                =BB+/Ba1                                         .125%

      -----------------------------------------------------------------
      -----------------------------------------------------------------
                =BB/Ba2                                           .15%

      -----------------------------------------------------------------
      -----------------------------------------------------------------
                =BB-/Ba3                                          .20%

      -----------------------------------------------------------------
      -----------------------------------------------------------------
       Less than or equal to B+/B1 (or unrated)                   .25%

      -----------------------------------------------------------------

     In the event of a difference  in rating  between S and P and  Moody's,  the higher  rating shall  prevail for purposes of  determining  the  applicable
     Non-use  Fee Rate "A" except that if such  ratings  differ by more than one level,  the rating one level above the lower rating shall  prevail for such purpose.  As of the date of this Agreement,  the Company is currently rated
     BB/Ba2 by S and P and Moody's, respectively, and the applicable Non-use Fee
     Rate "A" as of the date of this Agreement is therefore .15%.

            "NON-USE FEE RATE `B'" means the rate, expressed as a percentage per annum,  to be applied to the  average  daily  difference  between  (a) the
      Aggregate  Commitment  and (b) the  greater  of (i)  the  total  principal balance  outstanding  under the Notes plus the L/C Obligations or (ii) 50%
      of the  Aggregate  Commitment.  The Non-use Fee Rate "B" shall be based on the Company's current senior long-term unsecured debt ratings as published by S and P and Moody's as determined by the following pricing grid:

      -------------------------------------------------------------------
           S and P/MOODY'S RATING         APPLICABLE NON-USE FEE RATE "B"

      -------------------------------------------------------------------
      -------------------------------------------------------------------
                >BBB/Baa2                             .10%
                -
      -------------------------------------------------------------------
      -------------------------------------------------------------------
                =BBB-/Baa3                            .10%

      -------------------------------------------------------------------
      -------------------------------------------------------------------
                =BB+/Ba1                              .10%

      -------------------------------------------------------------------
      -------------------------------------------------------------------
                =BB/Ba2                               .10%

      -------------------------------------------------------------------
      -------------------------------------------------------------------
                =BB-/Ba3                              .15%

      -------------------------------------------------------------------
      -------------------------------------------------------------------
      less than or equal to B+/B1 (or unrated)       .175%

      -------------------------------------------------------------------

     In the event of a difference  in rating  between S and P and  Moody's,  the higher  rating shall  prevail for purposes of  determining  the  applicable
     Non-use  Fee Rate "B" except that if such  ratings  differ by more than one level,  the rating one level above the lower rating shall  prevail for such purpose.  As of the date of this Agreement,  the Company is currently rated
     BB/Ba2 by S and P and Moody's, respectively, and the applicable Non-use Fee
     Rate "B" as of the date of this Agreement is therefore .10%.

                                      -17-

            "NOTE" means each of the promissory notes, substantially in the FORM
      OF EXHIBIT "A"  attached  hereto and made a part  hereof,  executed by the
      Company in favor of the Banks, each to the order of the applicable Bank as payee to evidence such Bank's share of the Loans, and each in the original principal  amount  of the  applicable  Bank's  Commitment  such  that  the aggregate original principal amount of all Notes is initially $375,000,000 which may be increased to up to $400,000,000  pursuant to Section 2.10; as originally  executed or as the same may from time to time be supplemented, modified,  amended,  renewed,  extended or refinanced  (and any promissory note that may be issued in substitution or exchange therefor).

            "OBLIGATIONS"  means all  obligations of every nature of the Company from time to time owed to the Administrative Agent and the Banks under the
      Loan Documents.

          "OPINION OF COUNSEL"  means the favorable  written  legal  opinions of
     Timothy J.  Geckle,  Esq.,  general  counsel to the  Company  and Piper and
     Marbury LLP, as counsel to the Company and the  Subsidiaries,  with respect to this  agreement,  substantially  in the form of EXHIBITS "E-1" AND "E-2"
     attached  hereto,  together  with copies of all factual  certificates  upon which such counsel has relied.

            "OTHER TAXES" means any present or future stamp or documentary taxes or any other  excise or property  taxes,  charges or similar  levies which arise from any payment made hereunder or from the  execution,  delivery or registration of, or otherwise with respect to, this Agreement or any other
      Loan Documents.

            "PARTICIPANT" shall have the meaning set forth in Section 10.6.

            "PBGC" means the Pension Benefit  Guaranty  Corporation  established pursuant to Subtitle A of Title IV of ERISA.

            "PERFORMANCE L/C" means a letter of credit issued for the account of the  Company or a  Subsidiary  to a party,  as  beneficiary,  to which the
      Company,  or such  Subsidiary  owes  certain  performance  obligations  in connection  with its ordinary  course of business real estate  development and homebuilding activity (for example, to a municipality, as beneficiary, to support the  Company's  or a  Subsidiary's  obligation  to widen public streets in connection with a residential development project).

            "PERMITTED  DEBT"  means,  with  respect to a Person or segment at a particular  date, all Combined Debt of such Person and its Subsidiaries or such segment as at such date, determined on a combined basis in ACCORDANCE
      WITH GAAP,  LESS (a) any portion of such  Combined Debt that is secured by any asset that would have been included in the  Borrowing  Base as at such date if such asset were not subject to or encumbered by a Lien and (b) any
      portion  of  such  Combined  Debt  consisting  of  Guarantee   Obligations
      guaranteeing  or in  effect  guaranteeing  Funded  Debt of  unconsolidated
      Affiliates of the Company.

                                      -18-

            "PERSON"  means  any  entity,   whether  an   individual,   trustee,
      corporation,  general partnership,  limited partnership, limited liability company, joint stock company, trust,  unincorporated  organization,  bank, business  association,  firm,  joint  venture,  Governmental  Authority or otherwise.

            "PLAN" means, at a particular  time, any employee benefit plan which is  covered  by ERISA and in  respect  of which the  Company or a Commonly
      Controlled Entity is (or, if such plan were terminated at such time, would under  Section 4069 of ERISA be deemed to be) an  "employer" as defined in
      Section 3(5) of ERISA.

            "PROPERTIES" shall have the meaning set forth in Section 5.14(A).

            "PRO RATA SHARE" means,  as to any Bank at any time,  the percentage equivalent (expressed as a decimal,  rounded to the ninth decimal place as determined  by the  Administrative  Agent)  at such  time  of such  Bank's
      Commitment divided by the Aggregate Commitment.

            "RAW LAND" means Raw Land - Entitled and Raw Land - Unentitled.

            "RAW LAND -  ENTITLED"  means  land not under  development  which is
      Entitled Land.

            "RAW LAND - UNENTITLED"  means land not under  development  which is not  Entitled  Land but which the  Company  in its  reasonable  commercial judgment  believes it will be able to develop as residential  property for its own use and not to be held speculatively.

            "REAL ESTATE INVENTORY" means Construction in Progress, Completed
      Units (including Model Units), Finished Lots, Land Under Development,
      Raw Land - Entitled, and Raw Land - Unentitled.

          "REFERENCE  RATE" means the rate of interest  publicly  announced from time to time by BofA in Charlotte, North Carolina as its reference rate. It is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions, and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such  announced  rate. Any change in the Reference Rate shall take effect on the day specified in the public announcement of such change.

            "REGULATION D" means  Regulation D of the FRB as now or from time to time hereafter in effect and any other  regulation  issued in substitution therefor.

                                      -19-

            "REORGANIZATION"  means, with respect to any Multiemployer Plan, the condition  that such  Plan is in  reorganization  within  the  meaning  of
      Section 4241 of ERISA.

            "REPLACEMENT BANK" HAS THE MEANING SET FORTH IN SECTION 3.12.

            "REPORTABLE  EVENT"  means any of the  events  set forth in  Section
      4043(b)  of ERISA,  other  than  those  events as to which the  thirty day notice period is waived under  subsections  .13, .14, .16, .18, .19 or .20 of PBGC Reg. ss.2615.

            "REQUEST  FOR  BORROWING"  means a written  request  for a Borrowing
      SUBSTANTIALLY  IN THE FORM OF EXHIBIT  "C"  attached  hereto,  signed by a
      Authorized  Official of the Company and properly  completed to provide all information required to be included thereon.

            "REQUEST FOR CONTINUATION"  means a written request for continuation of a LIBOR  Borrowing  from  the  current  LIBOR  Period  for  such  LIBOR
      Borrowing  into a  subsequent  LIBOR Period  substantially  in THE FORM OF
      EXHIBIT  "C"  attached  hereto,  signed by a  Authorized  Official  of the
      Company and properly  completed to provide all information  required to be included thereon.

            "REQUEST FOR LETTER OF CREDIT" means a written  request for a letter of credit substantially in the form of EXHIBIT "C" attached hereto, signed by an Authorized Official of the Company and properly completed to provide all information required to be included thereon.

            "REQUEST   FOR   REDESIGNATION"   means  a   written   request   for
      redesignation  of  borrowing  substantially  in the  form of  Exhibit  "C"
      attached  hereto,  signed by an  Authorized  Official  of the  Company and properly  completed  to provide  all  information  required to be included thereon.

            "REQUIREMENT OF LAW" means, as to any Person,  any law (statutory or common),  treaty,  rule or regulation or determination of an arbitrator or of a Governmental  Authority,  in each case  applicable to or binding upon such  Person or any of its  property or to which such Person or any of its property is subject.

            "RESERVE  REQUIREMENT"  means,  with respect to a LIBOR Period,  the maximum aggregate reserve requirement (including all basic,  supplemental, marginal  and other  reserves)  which is  imposed  under  Regulation  D on
      Eurocurrency liabilities.

            "RESPONSIBLE  OFFICIAL" means any of the chief executive officer and the  president of the Company or, with respect to financial  matters,  the chief financial officer,  the chief accounting officer or the treasurer of the Company.

            "RESTRICTED PAYMENTS" has the meaning set forth in Section 7.12.

                                      -20-

            "RESTRICTED  SUBSIDIARY"  means any  Subsidiary of the Company other than (a) the Limited-Purpose  Subsidiaries and (b) any Subsidiary that the
      Majority  Banks  agree  in  writing  is  not  to be  deemed  a  Restricted
      Subsidiary.

            "RYLAND FINANCIAL DIVISION" means all subsidiaries and operations of the Company and its Subsidiaries other than the Homebuilding Segment.

            "RYLAND MORTGAGE COMPANY" means Ryland Mortgage Company, an Ohio corporation.

            "S and P" means Standard and Poor's Ratings Group.

            "SENIOR PERMITTED DEBT" means, at any time of determination thereof, the Loans, the L/C Obligations and all Permitted Debt senior to or ranking in equal  priority to the  Obligations  other than  Indebtedness  which is non-recourse  to the Company and its  Subsidiaries  and,  with  respect to purchase  money  Indebtedness,  such  Indebtedness  for which  recourse is
      limited  solely  to  the  assets   financed  with  the  proceeds  of  such
      Indebtedness.

            "SINGLE  EMPLOYER  PLAN" means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

            "SOLD"  means,  with  respect to any item of Real Estate  Inventory, that (a) a third party  purchase  contract has been executed for such item of Real Estate  Inventory,  (b) the third party  purchaser of such item of
      Real Estate  Inventory  has made a cash deposit for such item (except that up to 1% of Real Estate Inventory at any time may be deemed "Sold" even if such  deposit  has not been made),  and (c) such third  party  purchaser's obligation to purchase such item of Real Estate Inventory pursuant to such third party purchase  contract is not subject to any  contingencies  other than the  contingency  that it shall have obtained  mortgage  financing or that it shall have sold other identified property.

            "SPECIAL   CIRCUMSTANCE"   means   the   adoption   of  any  Law  or
      interpretation,  or any change  therein or  thereof,  or any change in the interpretation,  administration or application thereof by any Governmental
      Authority,  central bank or  comparable  authority,  or  compliance by the
      Banks  or their  LIBOR  Lending  Offices  with any  request  or  directive
      (whether  or not having the force of Law) of any  Governmental  Authority, central bank or comparable  authority,  or the occurrence of circumstances affecting  the London  interbank  eurodollar  market  generally  which are beyond  the  reasonable  control  of the  Banks,  in each  case  which has occurred after the date of this Agreement.

                                      -21-

            "SPECIFIED DEBT" means the Company's  Senior Debt Securities  issued
      pursuant   to  the   Company's   Registration   Statements   on  Form  S-3
      (Registration  Nos. 33-50933 and 333-03791) or any successor  registration statement and outstanding on the date of this Agreement.

            "SUBORDINATED   DEBT"   means  (a)   Indebtedness   of  the  Company
      outstanding  on the date hereof issued  pursuant to the 1992  Subordinated
      Debt  Indenture and (b) any other  unsecured  Indebtedness  of the Company that is  contractually  subordinated  in right of payment and otherwise to the Indebtedness hereunder upon terms and conditions consistent with those set forth in the 1992  Subordinated Debt Indenture or upon other terms and conditions reasonably satisfactory to the Majority Banks.

            "SUBSIDIARY"  means (a) any corporation of which at least a majority of the outstanding securities of any class or classes (however designated)
      having  ordinary  voting power to elect  directors of the  corporation  is owned by the Company and/or by one or more than one other Subsidiary,  and
      (b) any partnership,  joint venture or limited  liability company in which the  Company  and/or any  Subsidiary  owns at least a  majority  interest.
      Unless  otherwise  qualified,  all  references  to a  "Subsidiary"  or  to
      "Subsidiaries"   in  this  Agreement   shall  refer  to  a  Subsidiary  or
      Subsidiaries  of the Company  and shall  exclude  any  Consolidated  Joint
      Venture.

            "SWING LINE ADVANCES" means  Borrowings  initially funded by BofA in the manner provided in Section 2.1(H).

            "SWING LINE RATE" means,  with respect to any Swing Line Advance for any day, a rate per annum (rounded upwards, if necessary to the next 1/100 of 1%) equal to the higher of:

                  (a)   the Reference Rate in effect on such day; and

                  (b) the  Federal  Funds  Effective  Rate in effect on such DAY
            PLUS the applicable Swing Line Rate Spread.

            "SWING LINE RATE SPREAD" means the additional component of interest, expressed  as a  percentage  per annum,  to be added to the Federal  Funds
      Effective  Rate in determining  the applicable  rate of interest for Swing
      Line Advances. The applicable Swing Line Rate Spread shall be based on the
      Company's current senior long-term  unsecured debt ratings as published by
      S and P and Moody's as determined by the following pricing grid:

      -------------------------------------------------------------------
            S and P/MOODY'S RATING           APPLICABLE SWING LINE RATE

                                                     SPREAD

      -------------------------------------------------------------------
      -------------------------------------------------------------------
                >BBB/Baa2                             .900%
                -
      -------------------------------------------------------------------
      -------------------------------------------------------------------
                =BBB-/Baa3                           1.000%

      -------------------------------------------------------------------
      -------------------------------------------------------------------
                =BB+/Ba1                             1.150%

      -------------------------------------------------------------------
      -------------------------------------------------------------------
                =BB/Ba2                              1.250%

      -------------------------------------------------------------------
      -------------------------------------------------------------------
                =BB-/Ba3                             1.550%

      -------------------------------------------------------------------
      -------------------------------------------------------------------
      Less than or equal to B+-/B1 (or unrated)      1.900%

      -------------------------------------------------------------------

                                      -22-

     In the event of a difference  in rating  between S and P and  Moody's,  the higher  rating shall  prevail for purposes of  determining  the  applicable
     Swing Line Rate Spread except that if such ratings  differ by more than one level,  the rating one level above the lower rating shall  prevail for such purpose.  As of the date of this Agreement,  the Company is currently rated
     BB/Ba2 by S and P and Moody's,  respectively, and the applicable Swing Line
     Rate Spread for the Swing Line Advances as of the date of this Agreement is therefore 1.250%.

            "SYNDICATION  AGENT"  means  Bank  One,  NA in its  capacity  as the
      Syndication  Agent under this  Agreement,  and any  successor  syndication
      AGENT (SUBJECT TO SECTION 9.13).

            "TAXES" means any and all present or future taxes, levies,  imposts, deductions,  charges or  withholdings,  and all  liabilities  with respect thereto, excluding, in the case of each Bank and the Administrative Agent, such taxes  (including  income taxes or franchise taxes) as are imposed on or measured by each Bank's net income.

            "THIRD PARTY L/C OBLIGATIONS" means, at any time, the sum of (a) the maximum  aggregate  principal  amount which at such time  remains  undrawn under all L/Cs  issued  outside of this  Agreement  for the account of the company  or any other  member  of the  homebuilding  segment  plus (b) the aggregate  drawn and  unreimbursed  amount in respect of such L/Cs at such time.

            "UNENCUMBERED  REAL ESTATE  INVENTORY"  means Real Estate  Inventory which is not  subject  to or  encumbered  by any deed of trust,  mortgage, judgment Lien,  attachment  Lien or any other Lien (other than Liens which have been bonded around so as to remove such Liens as encumbrances against the Real Estate  Inventory or Liens which are PERMITTED  UNDER  SUBSECTION
      (A), (B) OR (E) OF SECTION 7.8).

            "UNIT" means a single family residential housing unit available for sale.

            "UNSOLD" means,  with respect to any item of Real Estate  Inventory, that such item of Real Estate Inventory is not Sold.

            "UNSOLD HOUSING INVENTORY" means, collectively, Unsold
      Construction in Progress, Unsold Completed Units and Unsold Model Units.

            "VOTING  STOCK" means shares of stock of the Company  entitling  the holder  thereof to vote  generally  for the  election of  directors of the
      Company.

                                      -23-

      1.2 USE OF DEFINED TERMS.  Any defined term used in the plural shall refer to all members of the relevant class,  and any defined term used in the singular shall refer to any of the members of the relevant class.

      1.3 ACCOUNTING  TERMS. All accounting  terms not  specifically  defined in this  Agreement  shall be construed in conformity  with,  and all financial data required to be submitted by this Agreement shall be prepared in conformity with,
GAAP applied on a consistent basis.

      1.4 EXHIBITS. All exhibits to this Agreement, either as now existing or as the  same  may from  time to time be  supplemented,  modified  or  amended,  are incorporated herein by this reference.

      1.5  CROSS-REFERENCES.  Unless  otherwise  specified,  references  in this
Agreement  and in each  other  Loan  Document  to any  Article  or  Section  are references  to such  Article  or Section  of this  Agreement  or such other Loan
Document, as the case may be, and, unless otherwise specified, references in any
Article,  Section or definition  to any clause are  references to such clause of such Article, Section or definition.

ARTICLE 2:  BORROWING PROCEDURES AND LETTER OF CREDIT SUBLIMIT.

      2.1   DISBURSEMENT OF LOAN PROCEEDS.

            (a) Subject to the terms and conditions set forth in this Agreement, at any time and  from  time to time  from the  Closing  Date  through  the
      Banking Day immediately  preceding the Maturity Date (or, in THE CASE OF A
      NON-RENEWING  BANK UNDER SECTION 3.19, the Non-Renewing Bank Loan Maturity
      Date), each Bank shall, according to its Pro Rata Share, make Loans to the
      Company in such  amounts as the Company may request  that do not exceed in the  aggregate at any one time  OUTSTANDING,  THE  COMMITMENT OF SUCH BANK
      (LESS the Pro Rata Share of such Bank's L/C Obligations,  if any). Subject to the  limitations  set forth herein,  the Company may borrow,  repay and reborrow under each Bank's  Commitment  without premium or penalty.  In no event  shall the Banks be  obligated  to make Loans to the  Company at any time if, after giving effect to such loans,  the provisions of Section 2.6 would be violated.

            (b)  Unless  the  Administrative   Agent  otherwise  consents,   the
      aggregate  amount of each Borrowing  (whether a LIBOR  Borrowing or an ABR
      Borrowing  or Swing Line  Advance)  shall be in an  integral  multiple  of
      $100,000, but not less than $1,000,000.

            (c) The Loans made by the Banks pursuant to this Agreement  shall be evidenced by each Note.

                                      -24-

            (d) A Request for Borrowing shall be irrevocable upon receipt by the
      Administrative  Agent. The Administrative  Agent shall not be bound by any preliminary  information  that  it  may  give  the  Company  concerning  a particular  LIBOR Rate before it delivers the binding LIBOR rate notice in accordance with Section 2.3(B) below.

            (e) No more than ten (10) LIBOR Borrowings in the aggregate shall be outstanding at any one time.

            (f) The Administrative Agent will notify each Bank of its receipt of a Request  for  Borrowing  by the Company and of the amount of such Bank's
      Pro Rata Share of that Borrowing promptly upon receipt of such Request for
      Borrowing.

            (g) Each  Bank will  make the  amount of its Pro Rata  Share of each
      Borrowing  available  to the  Administrative  Agent for the account of the
      Company at such  location as is specified by the  Administrative  Agent by
      11:00 a.m.,  Chicago time, on the date of such Borrowing  requested by the
      Company  in  funds  immediately  available  to the  ADMINISTRATIVE  AGENT.
      SUBJECT TO THE  PROVISIONS  OF SECTION 2.7, the proceeds of all such Loans will then be made available to the Company by the Administrative  Agent by wire  transfer in  accordance  with written  instructions  provided to the
      Administrative  Agent by the  Company  of like  funds as  received  by the
      Administrative Agent.

            (h) The following procedures shall apply to Swing Line Advances:

                  (i) Not later than 1:00 p.m., Chicago time, on the Banking Day on which a proposed Swing Line Advance is to be made, BofA must have received  a  Request  for  Borrowing  requesting  that a Swing  Line
            Advance be made on that  Banking Day,  stating  that such  Borrowing shall be a Swing  Line  Advance,  and  specifying  the amount of the requested  Swing Line Advance.  Each Swing Line Advance shall mature on the date which is five (5) Banking Days after the date such Swing
            Line Advance is made, and in any event on the Maturity Date.

                  (ii) Upon fulfillment of each of the applicable  conditions IN
            ARTICLE 4 and the condition that the aggregate amount of outstanding
            Swing Line  Advances at no time  exceeds the  amounts  SPECIFIED  IN
            SECTION 2.1(H)(IV), BofA shall then make available to the Company by wire transfer in accordance  with written  instructions  provided to
            BofA by the Company,  from BofA's funds, the amount of the requested
            Swing Line Advance.

                                      -25-

                  (iii) Upon the occurrence of any Event of Default,  BofA shall have the  option,  which  shall be  exercisable  by BofA in its sole discretion, to sell and transfer to each Bank, pursuant to the terms
            and  conditions  set  forth  herein,   an  undivided   interest  and
            participation,  to the extent of such Bank's Pro Rata Share,  in all outstanding Swing Line Advances.  Forthwith upon notice from BofA to the Banks that BofA has elected to exercise  the option set forth in the immediately preceding sentence, BofA shall be deemed irrevocably and  unconditionally  to have  sold  and  transferred  to each  Bank
            without   recourse   and,  each  Bank  shall  have  deemed  to  have
            irrevocably and unconditionally purchased and received, an undivided interest  and  participation,  to the extent of such Bank's Pro Rata
            Share,  in all  outstanding  Swing  Line  Advances.  Each Bank shall promptly  (and in any  event  within  two  Banking  Days) pay to the
            Administrative  Agent  (for the  benefit  of  BofA)  in  immediately available funds an amount equal to such Bank's Pro Rata Share of the outstanding  principal  amount  of such  Swing  Line  Advances.  The
            Administrative  Agent shall pay all amounts  received to BofA, which
            shall   apply   such   amounts  to  the   purchase   price  of  such
            participations  in such Swing Line  Advances.  Any amount payable to the Administrative  Agent (for THE BENEFIT OF BOFA) PURSUANT TO THIS
            SECTION  2.1(H)(III) and not paid within two Banking Days of the day on which notice of such  payment  received  from the  Administrative
            Agent shall bear interest,  payable by such defaulting  Bank,  until paid at the Reference Rate. If the Banks make any payment in respect of SWING LINE ADVANCES AS CONTEMPLATED  BY THIS SECTION  2.1(H)(III)
            and thereafter the  Administrative  Agent or BofA receives a payment on account of any such Advance, the Administrative Agent or BofA, as appropriate,  shall  promptly  pay to each  Bank  which  funded  its participation  therein an amount equal to such Bank's Pro Rata Share thereof.  The  obligation of each Bank to make  PAYMENTS  UNDER THIS
            SECTION 2.1(H)(III) shall be unconditional and irrevocable and shall be made under all circumstances.  If any payment received on account of any Swing Line Advance and distributed to a Bank as a participant under this SECTION  2.1(H)(III)  is  thereafter  recovered  from the
            Administrative  Agent or BofA in connection  with any  bankruptcy or insolvency  proceeding  relating to the Company or  otherwise,  each
            Bank which  received  such  distribution  shall,  upon demand by the
            Administrative  Agent, repay to the Administrative Agent or BofA, as applicable,  such  Bank's Pro Rata Share of the amount so  recovered together  with  an  amount  equal  to such  Bank's  Pro  Rata  Share
            (according  to the  proportion  of (A)  the  total  of  such  Bank's required  repayment  to (B) the total  amount so  recovered)  of any interest or other amount paid or payable by the Administrative Agent or BofA in respect of the total amount so recovered.

                  (iv)  BofA  shall  not be  obligated  to make any  Swing  Line
            ADVANCE  PURSUANT TO THIS  SECTION  2.1(H) if (A) the making of such
            Swing Line Advance would result in an aggregate amount of Swing Line
            Advances which are outstanding in excess of $30,000,000,  or (B) the result of funding  such Swing Line  Advance  would be that the total amount of Borrowings  (including Swing Line Advances) FUNDED BY BOFA
            PLUS BofA's Pro Rata Share of the L/C Obligations would be in excess of  BofA's  Commitment.  Swing  Line  Advances  shall be  considered
            Borrowings  for all  purposes  hereunder  (including  conditions  to disbursement  but excluding the notice  REQUIREMENT  OF SECTION 2.2)
            subject only to the special  REIMBURSEMENT  OBLIGATIONS OF THE BANKS
            PURSUANT  TO  THIS  SECTION  2.1(H).  If BofA is  excused  from  its obligation  to make a REQUESTED  SWING LINE  ADVANCE BY THIS SECTION
            2.1(H)(IV),  the  Company  shall  still be  entitled  to obtain  the requested  Borrowing  PURSUANT TO THE OTHER PROVISIONS OF ARTICLE 2,
            subject to the conditions applicable to such Borrowings.

                                      -26-

      2.2 ABR BORROWINGS. All Loans shall at all times constitute ABR Borrowings unless  properly  designated or  redesignated  as LIBOR  Borrowings  PURSUANT TO
SECTION 2.3 OR 2.4 OR AS A SWING LINE ADVANCE  PURSUANT TO SECTION 2.1(H).  Each
request by the Company for a new ABR Borrowing  (except for Swing Line Advances)
shall be made pursuant to a Request for Borrowing received by the Administrative
Agent, at the  Administrative  Agent's office, not later than 9:30 a.m., Chicago time, on the date the proposed ABR Borrowing is to be funded to the Company. The
Administrative  Agent will promptly notify each Bank of its receipt of a Request for Borrowing in accordance with SECTION 2.1(F).

      2.3   LIBOR BORROWING.

            (a) Each request by the Company for a LIBOR  Borrowing shall be made pursuant to a Request for Borrowing received by the Administrative  Agent, at the  Administrative  Agent's office, not later than 11:00 a.m., Chicago time,  at least three (3) LIBOR  Banking  Days before the first day of the applicable  LIBOR Period.  The  Administrative  Agent will promptly notify each Bank of its receipt of a Request for  Borrowing  in  accordance  with
      Section 2.1(F).

            (b) At or about 11:00 a.m.,  Chicago time, one (1) LIBOR Banking Day after the LIBOR Banking Day on which Agent receives the Company's  Request for Borrowing,  the  Administrative  Agent shall  determine the applicable
      LIBOR Rate  (which  determination  shall be  conclusive  in the absence of manifest  error) and shall promptly give notice of the same to the Company and the Banks by telephone or telecopier.

            (c) Upon  fulfillment  of the  applicable  conditions  set  forth in
      ARTICLE 4, a LIBOR  Borrowing  shall become  effective on the first day of the applicable LIBOR Period.

      2.4 REDESIGNATION OF BORROWINGS AND CONTINUATION OF LIBOR BORROWINGS.

            (a) If any  LIBOR  Borrowing  is not  repaid  on the last day of the applicable  LIBOR Period or continued on such date into a subsequent LIBOR
      Period,  such  Borrowing  automatically  shall be  redesignated  as an ABR
      Borrowing on such date.

                                      -27-

            (b) Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the  Closing  Date  until one month preceding the Maturity Date, the Company may request that all or a portion of outstanding ABR Borrowings be redesignated as a LIBOR Borrowing or that any outstanding LIBOR Borrowing be continued from the current LIBOR Period for such LIBOR  Borrowing  into a subsequent  LIBOR Period to begin on the last day of such  current  LIBOR  PERIOD,  PROVIDED  that,  in the case of either  a  redesignation  of ABR  Borrowings  as a  LIBOR  Borrowing  or a
      continuation  of a LIBOR  Borrowing,  the  LIBOR  Period  for  such  LIBOR
      Borrowing shall end on or before the Maturity Date.

            (c)  Each  redesignation  of all or a  portion  of  outstanding  ABR
      Borrowings  as a LIBOR  Borrowing  shall  be made  pursuant  to a  written
      Request for  Redesignation.  Not later than 11:00 a.m.,  Chicago  time, at least  three  (3)  LIBOR  Banking  Days  prior  to  the  first  day of the applicable LIBOR Period, the Administrative Agent shall have received,  at the  Administrative  Agent's  office,  a properly  completed  Request  for
      Redesignation specifying (i) the requested date of redesignation, (ii) the requested  amount  of  ABR  Borrowings  to  be  redesignated  as  a  LIBOR
      Borrowing,  and (iii) the requested LIBOR Period. The Administrative Agent
      may,  in  its  sole  and  absolute   discretion,   permit  a  Request  for
      Redesignation to be made by telephone (with  confirmation sent promptly by telecopier) by the Company.

            (d) Each  continuation  of an outstanding  LIBOR  Borrowing from the current  LIBOR Period for such LIBOR  Borrowing  into a  subsequent  LIBOR
      Period to begin on the last day of such current LIBOR Period shall be made pursuant to a written Request for Continuation. Not later than 11:00 a.m.,
      Chicago  time, at least three (3) LIBOR Banking Days prior to the last day of the current LIBOR Period, the Administrative Agent shall have received, at the  Administrative  Agent's office, a properly  completed  Request for
      Continuation  specifying (i) the LIBOR  Borrowing to be continued and (ii)
      the subsequent LIBOR Period requested.  The  Administrative  Agent may, in its sole and absolute discretion,  permit a Request for Continuation to be made by telephone (with  confirmation  sent promptly by telecopier) by the
      Company.

            (e) The  Administrative  Agent will promptly notify each Bank of its receipt of a Request for  Redesignation  or a Request for  Continuation on
      the date of timely receipt of a Request for  Redesignation  or Request for
      Continuation from the Company.  All  redesignations  shall be made ratably according to the respective outstanding principal amount of the Loans with respect to which the Request for Redesignation was given then held by each
      Bank.

            (f) Unless all of the Banks otherwise agree, during the existence of an Event of Default, the Company may not elect to have a Loan continued as or converted into a LIBOR Borrowing.

                                      -28-

            (g) The  amount  of ABR  Borrowings  to be  redesignated  as a LIBOR
      Borrowing,  and  the  amount  of any  outstanding  LIBOR  Borrowing  to be continued into a subsequent LIBOR Period, shall be an integral multiple of
      $100,000, but not less than $1,000,000.

            (h) With respect to any redesignation of an ABR Borrowing as a LIBOR
      Borrowing or any  continuation  of an outstanding  LIBOR  Borrowing into a subsequent LIBOR Period,  no later than 11:00 a.m.,  Chicago time, one (1)
      LIBOR Banking Day after the LIBOR Banking Day on which the  Administrative
      Agent  receives the  Company's  Request for  Redesignation  or Request for
      Continuation, as the case may be, the Administrative Agent shall determine the applicable LIBOR Rate (which  determination shall be conclusive in the absence of manifest  error) and shall  promptly give notice of the same to the Company and the Banks by telephone or telecopier.

            (i) Upon fulfillment of the applicable  conditions set forth in this
      Agreement,  the  redesignation  of all or a  portion  of  outstanding  ABR
      Borrowings as a LIBOR Borrowing shall become effective on the first day of the applicable LIBOR Period and the  continuation of an outstanding  LIBOR
      Borrowing  into a subsequent  LIBOR  Period shall become  effective on the last day of the current LIBOR Period for such LIBOR Borrowing.

            (j) A Request for Redesignation or a Request for Continuation  shall be irrevocable upon receipt by the Administrative Agent.

      2.5   CALCULATION OF BORROWING BASE.

            (a)  Within  fifty-five  (55) days  after  the end of each  calendar quarter,  and at such other  times as the  Majority  Banks may  reasonably require or as the  Company may  determine  (but in each case no more often than monthly),  the Company shall provide the Administrative  Agent with a
      Borrowing Base  Certificate in a form  satisfactory to the  Administrative
      Agent  showing  the  Company's  calculations  of  the  components  of  the
      Borrowing Base and such data supporting such calculations per Exhibit B or in another form as the Majority Banks may reasonably  require.  Any change in the Borrowing  Base shall be effective upon receipt of a Borrowing Base
      Certificate.  The  Majority  Banks shall then have a period of thirty (30)
      days  following  receipt of a  Borrowing  Base  Certificate  to notify the
      Company of the  determination  that the  Borrowing  Base  Certificate,  as calculated in accordance with the provisions  hereof,  is incorrect in the
      Majority  Banks'  reasonable  judgment.  If the Majority  Banks fail to so notify the Company within such thirty (30) day period,  the Borrowing Base
      Certificate  shall be  deemed  to be  correct.  If the  Majority  Banks so determine,  the Borrowing Base shall be  recalculated as determined by the
      Majority  Banks  as of the  date  of such  determination  based  upon  the reasonable judgment of the Majority Banks.

                                      -29-

            (B) AMOUNT OF BORROWING  BASE. As used in this  Agreement,  the TERM
      "BORROWING BASE" shall have the meaning set forth in this SECTION 2.5(B):

                  (i)  EXCEPT  AS SET  FORTH IN  SECTIONS  2.5(B)(II)  AND (III)
            below,  the Borrowing  Base shall consist of the Dollar amount equal to the sum of the following Unencumbered Real Estate Inventory owned by the Company or any  wholly-owned  Subsidiary in the  Homebuilding
            Segment  and Home  Proceeds  Receivable  owned by the Company or any wholly-owned Subsidiary in the Homebuilding Segment:

                        (A)   HOME PROCEEDS RECEIVABLE.  90% of the amount of
                  home proceeds receivable; plus

                        (B)   SOLD CONSTRUCTION IN PROGRESS AND SOLD
                  COMPLETED UNITS.  90% of the aggregate GAAP Value of Sold
                  construction in progress and sold completed units; plus

                        (C)   UNSOLD CONSTRUCTION IN PROGRESS AND COMPLETED
                  UNITS.

                              (1) 75% of the  aggregate  GAAP  Value  of  Unsold
                        Construction  in  Progress  and Unsold  Completed  Units
                        which have been in an Unsold status for less than 180
                        days; plus

                              (2) 50% of the  aggregate  GAAP  Value  of  Unsold
                        Construction  in  Progress  and Unsold  Completed  Units
                        which have been in an Unsold status for 180 days or more
                        but  not  more  than  270  days  (for  purposes  of  the
                        Borrowing Base, no value (i.e., a 0% advance rate) shall
                        be  attributed  to Unsold  Construction  in Progress and
                        Unsold  Completed  Units  which  have  been in an unsold
                        status for more than 270 days); plus

                        (D)   FINISHED LOTS.  70% of the GAAP Value of
                  finished lots; plus

                        (E)   LAND UNDER DEVELOPMENT.  50% of the GAAP Value
                  of the land under development; plus

                        (F)   RAW LAND - ENTITLED.  25% of the GAAP Value of
                  Raw Land - Entitled;

                                      -30-

            provided, however, that the amount set forth in clause (F) shall not exceed 10% of the Aggregate  Commitment;  and provided  further that the sum of 70% of Finished Lots, 50% of Land Under  Development  and
            25% of Raw Land Entitled shall not exceed 40% of the Borrowing Base.

                  (ii)  In  calculating   the  GAAP  Value  of  the  classes  of
            unencumbered  real  estate  inventory  listed in  Section  2.5(B)(I)
            above, all of the Unencumbered  Real Estate Inventory of the Company
            or any wholly-owned Subsidiary in the Homebuilding Segment qualifies for inclusion in the Borrowing Base but shall  specifically  exclude the cost of or investment in any land upon which the Company or such wholly-owned  Subsidiary  holds a purchase option until such time as the Company or such wholly-owned Subsidiary exercises the option and takes title to such land.

                  (iii) Only Real Estate  Inventory which is  Unencumbered  Real
            Estate Inventory may be added to the Borrowing Base. Any Real Estate
            Inventory that is not Unencumbered  Real Estate Inventory shall have no value for  purposes of the  Borrowing  Base  (i.e.,  a 0% advance rate).  Furthermore,  land in the Real Estate Inventory which is not
            Entitled Land shall have no value for purposes of the Borrowing Base
            (i.e.,  a 0% advance  rate).  Once  Units or any other  Real  Estate
            Inventory are sold and conveyed to a buyer, or otherwise cease to be owned by the Company or any  wholly-owned  Subsidiary that is in the
            Homebuilding  Segment,  the  applicable  advance rate for such asset shall  decrease to 0%, and the Company shall not be entitled to have any value for such assets attributed to the Borrowing Base.

      2.6 BORROWING BASE. The sum of the aggregate  principal amount at any time outstanding  under  the  loans  plus the L/C  Obligations  shall not at any time exceed the lesser of (a) the Aggregate Commitment or (b) the Borrowing BASE LESS
the sum of (i) the aggregate  principal  amount of outstanding  Senior Permitted
Debt of the  Homebuilding  Segment at such time  (exclusive  of the  OUTSTANDING
AMOUNT OF THE LOANS  AND L/C  OBLIGATIONS)  PLUS  without  duplication  (ii) the aggregate amount of Third Party L/C Obligations of the  Homebuilding  Segment at
such time.

      2.7   PAYMENTS BY THE BANKS TO THE ADMINISTRATIVE AGENT.

            (a) Unless the  Administrative  Agent receives notice from a Bank on or prior to the Closing Date or, with respect to any  Borrowing  after the
      Closing Date, at least one Banking Day prior to the date of such Borrowing or in the case of an ABR  Borrowing  upon  notice to such Bank of such ABR
      Borrowing,  that such Bank will not make  available  as and when  required hereunder to the  Administrative  Agent for the account of the Company the amount of that Bank's Pro Rata Share of the Borrowing,  the Administrative
      Agent may  assume  that each Bank has made such  amount  available  to the
      Administrative  Agent  in  immediately  available  funds  on the  date  of
      Borrowing and the Administrative Agent may (but shall not be so required), in reliance upon such  assumption,  make  available to the Company on such date a corresponding  amount. If and to the extent any Bank shall not have made its full amount available to the Administrative  Agent in immediately available funds and the  Administrative  Agent in such  circumstances  has made available to the Company such amount,  that Bank shall on the Banking
      Day  following  such date of Borrowing  make such amount  available to the
      Administrative  Agent,  together with  interest at the Reference  Rate for each  day  during  such  period.  A  notice  of the  Administrative  Agent submitted to any Bank with respect to amounts owing under this  subsection
      (a) shall be conclusive,  absent manifest error. If such amount is so made available,  such payment to the Administrative Agent shall constitute such
      Bank's Loan on the date of Borrowing  for all purposes of this  Agreement.
      If such amount is not made  available to the  Administrative  Agent on the
      Banking Day following the date of Borrowing, the Administrative Agent will notify  the  Company  of such  failure  to fund  and,  upon  demand by the
      Administrative   Agent,   the  Company   shall  pay  such  amount  to  the
      Administrative Agent for the Administrative Agent's account, together with accrued  interest  thereon  for each day  elapsed  since  the date of such
      Borrowing,  at a rate per annum equal to the interest  rate  applicable at the time to the Loans  comprising  such  Borrowing.  Nothing  herein shall prejudice the rights of the Company against such non-funding Bank.

                                      -31-

            (b)  The  failure  of any  Bank  to make  any  Loan  on any  date of
      Borrowing shall not relieve any other Bank of any obligation  hereunder to make a Loan on such date of  Borrowing,  but no Bank shall be  responsible for the  failure  of any  other  Bank to make  the Loan to be made by such other Bank on any date of Borrowing.

      2.8  SHARING  OF  PAYMENTS,  ETC.  If,  other than as  expressly  provided elsewhere  herein,  any Bank shall obtain on account of the Loans made by it any payment (whether  voluntary,  involuntary,  through the exercise of any right of set-off,  or  otherwise)  in  excess  of its Pro Rata  Share,  such  Bank  shall immediately (a) notify the  Administrative  Agent of such fact, and (b) purchase from the other Banks such  participations  in the Loans made by them as shall be necessary  to cause such  purchasing  Bank to share the excess  payment pro rata with each of them; provided,  however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing  Bank the purchase price paid  therefor,  together with an amount equal to such paying
Bank's  ratable  share  (according  to the  proportion of (i) the amount of such paying Bank's required  repayment to (ii) the total amount so recovered from the purchasing  Bank)  of any  interest  or  other  amount  paid or  payable  by the purchasing Bank in respect of the total amount so recovered.  The Company agrees that any Bank so  purchasing  a  participation  from  another  Bank may,  to the fullest extent permitted by law,  exercise all its rights of payment  (including the right of  set-off,  but  subject  to  section  10.7)  with  respect  to such participation  as fully as if such Bank were the direct  creditor of the Company in the amount of such participation.  The Administrative Agent will keep records
(which  shall be  conclusive  and binding in the  absence of manifest  error) of participations  purchased  under this  Section  and will in each case notify the
Banks following any such purchases or repayments.

                                      -32-

      2.9   LETTER OF CREDIT SUBLIMIT.

            2.9.1 AMOUNT AND TERMS OF THE CREDIT.  Subject to the terms and upon the conditions of this Agreement,  the Issuing Bank shall issue STANDBY OR
      COMMERCIAL   LETTERS  OF  CREDIT   (EACH,   A  "LETTER  OF  CREDIT,"   AND
      COLLECTIVELY, THE "LETTERS OF CREDIT") for the account of the Company from time to time  up to but not  including  the  Maturity  Date.  The  maximum aggregate  principal  amount which remains  undrawn under all  outstanding
      Letters of Credit issued  pursuant to this  Agreement,  when combined with the maximum  aggregate  principal  amount which remains  undrawn under the existing  letters of credit  issued by BofA for the ACCOUNT OF THE COMPANY
      LISTED ON SCHEDULE 2.9.1 hereto (which existing letters of credit shall be
      Letters  of Credit  for  purposes  of this  Agreement  and the other  Loan
      Documents,  shall be  deemed  to be  outstanding  hereunder  and  shall be subject to the terms and conditions  hereof),  shall not exceed at any one time  outstanding  the aggregate  PRINCIPAL SUM OF  $75,000,000  (THE "L/C
      COMMITMENT"). The maximum aggregate principal amount which remains undrawn under all outstanding  Letters of Credit under this Agreement  (including, without limitation, THE LETTERS OF CREDIT LISTED ON SCHEDULE 2.9.1 hereto)
      is referred to HEREIN AS THE "L/C OBLIGATIONS."

            2.9.2 LETTERS OF CREDIT.

                  (A) AMOUNTS AND TERMS OF LETTERS OF CREDIT.  During the period from the date of this  Agreement to but excluding the Maturity Date, and  subject to the terms and  conditions  of this  AGREEMENT,  UPON
            COMPANY'S  REQUEST PURSUANT TO SECTION 2.9.3, the Issuing Bank shall issue one or more  Letters  of Credit for the  ACCOUNT  OF  COMPANY,
            PROVIDED  that the Issuing  Bank shall not be obligated to issue any
            Letter  of Credit  if,  after  giving  effect  thereto,  (i) the L/C
            Obligations  would  exceed  the L/C  Commitment,  OR (II) THE  TOTAL
            AGGREGATE  OUTSTANDING  LOANS PLUS the L/C Obligations  would exceed the  Aggregate  Commitment  (such  Aggregate  Commitment  calculated taking into account any reduction in the Aggregate  Commitment prior to the expiration  date of the proposed LETTER OF CREDIT PURSUANT TO
            SECTION  3.17  hereof),  or  (iii)  the  sum  of (A)  the  aggregate principal  amount  of  outstanding  Senior  Permitted  Debt  of  the
            Homebuilding  Segment (including Loans and THE L/C OBLIGATIONS) PLUS
            (B) the  aggregate  amount  of Third  Party L/C  Obligations  of the
            Homebuilding Segment would exceed the Borrowing Base. All Letters of
            Credit  shall be on  Issuing  Bank's  standard  forms of  letters of credit at the time of  issuance.  No Letter of Credit  shall have an expiration  date  (unless  the Banks  otherwise  consent in writing)
            later than the Maturity Date. The Issuing Bank shall not be required to issue any Letter of Credit hereunder unless such Letter of Credit is for the  benefit  of a party to which the  Company  owes  certain performance  obligations in connection  with its ordinary  course of business activity (for example, for the benefit of a municipality to support  Company's  obligation to widen public streets in connection with a residential  development project). The Issuing Bank shall not issue any Letter of Credit for the benefit of creditors to which the
            Company is obligated in respect of obligations for borrowed money.

                                      -33-

                  (B) LETTER OF CREDIT DRAWS ARE LOANS UNDER THIS Agreement. The
            Company  and each Bank  agree  that any draws  under any  Letters of
            Credit  shall  constitute  ABR Loans  under this  Agreement  for all purposes except that the minimum  amounts and notice  provisions and conditions  shall  not be  applicable  thereto.  To the  extent  the
            Company is not  permitted to borrow at such time,  the Company shall immediately  reimburse  the Issuing  Bank in full the amount of such draw. Without limiting the foregoing, (i) all draws under any Letter of Credit shall bear interest and be repaid as ABR Loans outstanding under  this  Agreement,  and (ii)  if,  at the time any draw is made under any Letter of Credit,  an Event of Default has occurred or the
            Maturity Date has passed or the Loans have been  accelerated  or are otherwise  due and  payable,  such draw under such  Letter of Credit shall be  immediately  due and payable in full.  Promptly upon being notified by the Administrative Agent (after the Administrative Agent has received  notice from the Issuing Bank) that a draw has occurred under any Letter of Credit and not been  reimbursed  by the Company, each Bank shall reimburse the Administrative  Agent, for the benefit of the Issuing Bank, for that Bank's Pro Rata Share of such draw.

            2.9.3 REQUEST FOR CREDIT. The Company,  on or after the date of this
      Agreement,  shall give the  Issuing  Bank  notice of its  request  for the issuance of a Letter of Credit by  delivering  to the Issuing Bank (with a copy  to the  Administrative  Agent)  (a) a duly  executed  and  completed application  for such Letter of Credit on the Issuing  Bank's THEN CURRENT
      FORM (HEREIN,  AN "L/C APPLICATION")  specifying,  among other things, (i)
      the  beneficiary,  (ii) the amount,  (iii) the requested  date of issuance
      (which shall be a Banking Day),  and (iv) the term of the proposed  Letter of Credit;  and (b) a duly  executed and  completed  REQUEST FOR LETTER OF
      CREDIT  (IN THE FORM  ATTACHED  HERETO AS  EXHIBIT  "C").  Subject  to the
      conditions  herein,  the Issuing Bank will issue the Letter of Credit, but in no event  shall the  Issuing  Bank be  required  to issue the Letter of
      Credit  earlier  than  three (3)  Banking  days  after its  receipt of all documents required by this Section 2.9.3 and Section 2.9.7.

            2.9.4  OTHER  BANKS'  PARTICIPATION.  Each  Letter of Credit  issued
      PURSUANT TO SECTION 2.9 shall,  effective  upon its  issuance  and without further  action,  be issued on behalf of all Banks  (including the Issuing
      BANK THEREOF) PRO RATA according to their respective Pro Rata Shares. Each
      Bank shall, to the extent of its Pro Rata Share, be deemed  irrevocably to have  participated  in the  issuance of such Letter of Credit and shall be responsible  to  reimburse  promptly  the Issuing  Bank for  reimbursement obligations  which have not been  reimbursed by the Company.  In the event that the Company shall fail to reimburse, or if for any reason Loans shall not be made to fund any  reimbursement  obligation,  or in the  event  the
      Issuing Bank must for any reason  return or disgorge  such  reimbursement, the  Issuing  Bank shall  promptly  notify  each Bank of the  unreimbursed amount  of  such  drawing  and of  such  Bank's  respective  participation therein.  Each Bank shall make available to such Issuing Bank,  whether or not any Default or Event of Default shall have occurred an amount equal to its participation in same day or immediately available funds at the office of the Issuing  Bank  specified  in such notice not later than 11:00 a.m.,
      Chicago  time,  on the Banking Day after the date  notified by the Issuing
      Bank.  In the event that any Bank fails to make  available  to the Issuing
      Bank the amount of such Bank's  participation  in such Letter of Credit as provided herein, the Issuing Bank shall be entitled to recover such amount on demand  from such Bank  together  with  interest  at the daily  average
      Federal Funds  Effective  Rate for three Banking Days  (together with such other  compensatory  amounts as may be required to be paid by such Bank to the Administrative Agent pursuant to the Rules for Interbank  Compensation of the Council on International Banking or the Clearinghouse  Compensation
      Committee,  as the case  may be,  as in  effect  from  time to  time)  and thereafter  at the ABR.  The Issuing Bank shall  distribute  to each other
      Bank which has paid all  amounts  payable by it under  this  Section  with respect  to any  Letter of Credit  issued by the  Issuing  Bank such other
      Bank's Pro Rata Share of all  payments  received by the Issuing  Bank from the Company in reimbursement of drawings honored by the Issuing Bank under such Letter of Credit when such payments are received.

                                      -34-

            2.9.5 NATURE OF REIMBURSEMENT OBLIGATIONS.  The Company shall assume all risks of the acts, omissions, or misuse of any Letter of Credit by the beneficiary  thereof.  Neither the Issuing Bank nor any Bank  (except,  in each case, to the extent of its own gross negligence or wilful misconduct)
      shall be responsible for:

                  (a) the form, validity, sufficiency, accuracy, genuineness, or legal  effect of any Letter of Credit or any  document  submitted by any party in connection  with the  application for and issuance of a
            Letter of  Credit,  even if it should in fact  prove to be in any or all  respects  invalid,  insufficient,  inaccurate,  fraudulent,  or forged;

                  (b) the form, validity, sufficiency, accuracy, genuineness, or
            legal  effect  of  any  instrument   transferring  or  assigning  or
            purporting to transfer or assign a Letter of Credit or the rights or benefits  thereunder or proceeds  thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

                  (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

                  (d) errors, omission, interruptions, or delays in transmission or delivery of any messages,  by mail, cable,  telegraph,  telex, or otherwise; or

                  (e) any loss or delay in the  transmission or otherwise of any document or draft required in order to make a  disbursement  under a
            Letter of Credit or of the proceeds thereof.

                                      -35-

None of the foregoing shall affect, impair, or prevent the vesting of any of the rights or powers granted the Issuing Bank or any Bank hereunder.  In furtherance and extension, and not in limitation or derogation, of any of the foregoing, any action  taken or omitted to be taken by the Issuing  Bank in good faith shall be binding upon the Company and shall not put such Issuing Bank under any resulting liability to the Company,  except for gross  negligence or wilful  misconduct of the Issuing Bank.

            2.9.6 LETTER OF CREDIT AND ISSUANCE FEES.

                  (a) LETTER OF CREDIT  FEE.  The  Company  agrees to pay to the
            Administrative  Agent,  for the  account of each Bank in  ACCORDANCE
            WITH ITS PRO RATA SHARE, A FEE (THE "LETTER OF CREDIT FEE") computed at the  applicable  L/C Fee Rate on the average daily face amount of all Letters of Credit  outstanding  hereunder from time to time. The
            Letter of Credit  Fee shall  commence  to accrue on the date of this
            Agreement  and  shall be  payable  in  arrears  on the  first day of
            January,  April,  July and October of each year,  beginning with the first of such dates to occur  after the date of this  Agreement,  on the Maturity Date and upon payment in full of the Obligations.

                  (b)  ISSUANCE   FEE.   The  Company   agrees  to  pay  to  the
            Administrative  Agent,  for the account of the Issuing  Bank,  a fee
            (THE "ISSUANCE  FEE"), for the issuance or renewal of each Letter of
            Credit,  at the rate of .125% per annum on the average  daily amount of all Letters of Credit  outstanding  hereunder  from time to time.
            The  Issuance  Fee  shall  commence  to  accrue  on the date of this
            Agreement  and  shall be  payable  in  arrears  on the  first day of
            January,  April,  July and October of each year,  beginning with the first of such dates to occur  after the date of this  Agreement,  on the Maturity Date and upon payment in full of the Obligations.

            2.9.7  CONDITIONS  PRECEDENT  TO ISSUANCE OF LETTERS OF CREDIT.  The
      obligation of the Issuing Bank to issue any Letter of Credit  requested by the  Company  is  subject  to  satisfaction  of the  following  conditions precedent:

                  (a)  ARTICLE  4  CONDITIONS  SHALL BE  SATISFIED.  Each of the
            CONDITIONS  SPECIFIED  IN SECTIONS 4.1 AND 4.2(A) to the issuance of any Letter of Credit shall have been satisfied.

                  (b) L/C APPLICATION, ETC. The Issuing Bank shall have received from the Company, in form and substance  satisfactory to the Issuing
            Bank,  the duly executed and completed L/C  Application  AND REQUEST
            FOR LETTER OF CREDIT  REFERRED  TO IN  SECTION  2.9.3 and such other certificates,  documents  and other  papers and  information  as the
            Issuing Bank may reasonably request.

                                      -36-

                  (c)  ISSUING  BANK  APPROVAL.  The  Issuing  Bank  shall  have determined  that the amount of any requested  Letter of Credit,  the beneficiary  thereof and the other terms  contained in the documents pertaining to such Letter of Credit are  satisfactory to the Issuing
            Bank in the exercise of its reasonable discretion.

                  (d)  PAYMENT OF FEES.  The  Company  shall  have paid,  to the extent  then due and  payable,  any fees and costs  (other  than the
            Issuance Fee)  described in the documents  pertaining to such Letter of Credit.

      2.10 INCREASE OF COMMITMENTS. The Company may from time to time, by notice to the Administrative  Agent request that the Aggregate  Commitment be increased by an  amount  that will not  result  in the  Aggregate  Commitment  under  this
Agreement exceeding $400,000,000. Each such notice shall set forth the requested amount of the increase in the  Aggregate  Commitment  and the date on which such increase is to become effective. The increase in the Aggregate Commitment may be assumed by any Bank or any other financial  institution agreed to by the Company and the  Administrative  Agent  (consent  to  which  shall  not be  unreasonably withheld)  (any  such  Bank or  other  financial  institution  being  called  an
"Augmenting  Bank") and shall be  effective  upon the consent of the Company and the Augmenting Bank (consent to which shall not be unreasonably withheld).

      Upon the  effectiveness  of any increase  pursuant to this Section 2.10 of the Aggregate  Commitment and any resulting  adjustment in a Pro Rata Share, the
Banks and the  Augmenting  Banks will  purchase from each other and sell to each other  outstanding  Loans sufficient to cause the outstanding  Loans (other than
Swing  Line  Advances)  of each Bank and  Augmenting  Bank to equal its Pro Rata
Share (as so adjusted) of the  aggregate  outstanding  Loans.  Such PURCHASE AND
SALE SHALL BE MADE PURSUANT TO SECTION 10.6 except that no minimum  amount shall be required,  no processing fee shall be charged and, if any Bank shall suffer a loss or incur an expense as a result of the  effectiveness  of such  purchase or sale being during a LIBOR  Period,  the Company  shall  reimburse  such Bank the amount of such loss or expense.  Each such Bank shall furnish the Company with a certificate  setting forth the basis for determining the amount to be paid to it hereunder.

      2.11 VOLUNTARY  TERMINATION OR REDUCTION OF COMMITMENTS.  The Company may,
upon not less than five Banking Days' prior notice to the Administrative  Agent, terminate the Commitments, or permanently reduce the Commitments by an aggregate minimum amount of  $10,000,000 or any multiple of $1,000,000 in EXCESS  THEREOF;
UNLESS,  after giving effect thereto and to any prepayments of Loans made on the effective date thereof,  the  then-outstanding  amount of the Loans plus the L/C
Obligations would exceed the amount of the combined  Commitments then in effect.
Once reduced in accordance  with this Section 2.11, the  Commitments  may not be increased.  Any  reduction  of the  Commitments  shall be  applied  to each Bank according  to its Pro Rata  Share.  All  accrued  commitment  fees  to,  but not including the effective  date of any reduction or  termination  of  Commitments, shall be paid on the effective date of such reduction or termination.

                                      -37-

ARTICLE 3:  PAYMENTS AND FEES.

      3.1 PRINCIPAL AND INTEREST.

            (a)  Interest  shall be  payable  on the  outstanding  daily  unpaid principal  amount of each Borrowing from the date thereof until payment in full is made and shall accrue and be payable at the rates set forth herein both before and after default and before and after  maturity and judgment.
      Upon  any  partial   prepayment  or   redesignation   of  outstanding  ABR
      Borrowings,  interest  accrued  through  the  date of such  prepayment  or redesignation  shall be payable  on the next  following  Interest  Payment
      Date. Upon any partial  prepayment or payment in full or  redesignation or conversion of any LIBOR Borrowing, or upon any payment or redesignation in full of all outstanding ABR Borrowings,  interest accrued through the date of such prepayment,  payment, redesignation or conversion shall be payable on the next following Interest Payment Date.

            (b) Interest on each ABR Borrowing shall be computed on the basis of a year of 365 or 366 days and the actual  number of days  ELAPSED,  AT THE
      ABR  TIMES  the total  principal  balance  outstanding  under  each  Note.
      Interest  accrued on each ABR Borrowing  shall be payable on each Interest
      Payment  Date,  commencing  with the first  such  date to occur  after the
      Closing  Date.  The  Administrative  Agent  shall use its best  efforts to notify the Company of the amount of interest due on each Interest  Payment
      Date,  but failure of the  Administrative  Agent to DO SO SHALL NOT EXCUSE
      PAYMENT OF SUCH  INTEREST WHEN  PAYABLE.  EXCEPT AS OTHERWISE  PROVIDED IN
      SECTION 3.4, the unpaid  principal  amount of any ABR Borrowing shall bear interest at a fluctuating  rate per annum equal to the ABR. Each change in the interest rate shall take effect  simultaneously with the corresponding change in the ABR.

            (c) Interest on each LIBOR  Borrowing shall be computed on the basis of a year of 360 days and the  actual  number  of days  elapsed.  Interest accrued on each LIBOR Borrowing shall be payable on each Interest  Payment
      Date.  The  Administrative  Agent shall use its best efforts to notify the
      Company of the amount of interest so payable prior to each such date,  but failure of the  Administrative  Agent to do so shall not excuse payment of such  interest  when  payable.  The unpaid  principal  amount of any LIBOR
      Borrowing  shall bear interest at a rate PER ANNUM EQUAL TO THE LIBOR RATE
      FOR THAT LIBOR BORROWING PLUS the applicable LIBOR Rate Spread.

            (d)  Interest  on each Swing Line  Advance  shall be computed on the basis of a year of 365 or 366 days and the actual  number of days elapsed.
      Interest  accrued  on each  Swing  Line  Advance  shall be payable on each
      Interest Payment Date. The Administrative Agent shall use its best efforts to notify the Company of the amount of  interest so payable  prior to each such  date,  but  failure of the  Administrative  Agent to do so shall not excuse payment of such interest when payable.  The unpaid principal amount of any Swing Line Advance shall bear interest at a rate per annum equal to the Swing Line Rate for that Swing Line Advance.

                                      -38-

            (e) If not sooner paid, the principal indebtedness evidenced by each
      Note shall be payable as follows:

                  (i)  subject to the  applicable  provisions  of Section 2.4 of this Agreement  providing for automatic  redesignation of Borrowings and the  continuation of LIBOR  Borrowings  into a subsequent  LIBOR period upon  compliance  with Section 2.4, the  principal  amount of each LIBOR  Borrowing  shall be payable on the last day of the LIBOR
            Period  for such LIBOR  Borrowing  if such  LIBOR  Borrowing  is not redesignated or continued pursuant to SECTION 2.4;

                  (ii) the amount,  if any, by which the principal  indebtedness evidenced  by each Note at any time  exceeds the  applicable  Bank's
            Commitment shall be payable immediately;

                  (iii) the amount of each payment required  pursuant to SECTION
            3.15  shall be  payable  immediately,  except  that if no Default or
            Event of Default has occurred and is continuing, such payment may be held as cash collateral,  at the request of the Company, and applied to the Loans at the end of any LIBOR Period with respect thereto;

                  (iv)  all  outstanding  Loans  (other  than  as  specified  in subparagraph (v) below) shall be payable on the Maturity Date;

                  (v) the  principal of any Note held by a Bank which refuses to extend the maturity  date  pursuant to Section  3.17,  if not sooner paid,  shall  be  payable  on such  Bank's  Non-Renewing  Bank  Loan
            Maturity Date; and

                  (vi) the principal  amount of each Swing Line Advance shall be payable  on the fifth  Banking  Day after the date such  Swing  Line
            Advance  was made,  and in any event on the  Maturity  Date.  In the event  that any Swing  Line  Advance  is not  repaid by the  Company
            (including a repayment made with the proceeds of an ABR Borrowing or a LIBOR  Borrowing  obtained by the Company  under the terms of this
            Agreement)  in  immediately  available  funds  prior  to 9:30  a.m.,
            Chicago time, on such fifth  Banking Day, the  Administrative  Agent shall,  on behalf of the Company (which hereby  irrevocably  directs the Administrative Agent to act on its behalf), promptly request the
            Banks to make an ABR  Borrowing on the such Banking Day in an amount equal to the unpaid  principal  amount of such  Swing Line  Advance.
            Unless any Event of Default  shall have  occurred (in which case the provisions of Section 2.1(H)(III) shall apply), each Bank shall make the amount of its Pro Rata Share of such ABR Borrowing  available to the  Administrative  Agent for the  account of BofA at the office of the  Administrative  Agent set forth below its  signature  hereto by
            2:00 p.m.,  Chicago time,  on such Banking Day in funds  immediately available  to the  Administrative  Agent.  The  proceeds of such ABR
            Borrowing shall be immediately  applied to the payment of such Swing
            Line Advance.

                                      -39-

            (f) Each  Note may,  at any time and from  time to time,  be paid OR
      PREPAID  IN WHOLE OR IN PART,  PROVIDED  that (i) any  partial  prepayment shall be an integral  multiple of  $100,000,  (ii) any partial  prepayment shall be in an amount not less than  $1,000,000,  and (iii) any payment or prepayment  of all or any part of any LIBOR  Borrowing on a day other than the  last  day of the  applicable  LIBOR  Period  shall be made on a LIBOR
      Banking  Day,  shall be preceded by at least five (5) LIBOR  Banking  Days written notice to the Administrative  Agent of the date and amount of such
      payment  or  payments,   and  shall  be  SUBJECT  TO  THE  INDEMNIFICATION
      REQUIREMENTS OF SECTION 3.9. In addition, if at any time the amount of any
      LIBOR Borrowing is reduced (by payment, prepayment or conversion of a part thereof) to an amount less than  $1,000,000,  such LIBOR  Borrowing  shall automatically  convert into an ABR  Borrowing,  and on and after such date the right of the Company to continue such  Borrowing as a LIBOR  Borrowing shall terminate.

      3.2 NON-USE FEE. For the period  commencing on the date of this  Agreement and ending on the Maturity  Date,  the Company  shall pay to the  Administrative
Agent for the  account  of each  Bank in  accordance  with its Pro RATA  SHARE A
NON-USE FEE (THE "NON-USE  FEE"),  computed on the basis of a year of 365 or 366 days and the actual  number of days elapsed,  at the rate of (a) THE  APPLICABLE
NON-USE FEE RATE "A" TIMES the average daily  difference,  if positive,  between
(i) 50% of the  Aggregate  Commitment,  and (ii)  the  total  PRINCIPAL  BALANCE
OUTSTANDING  UNDER THE NOTES PLUS THE L/C  OBLIGATIONS,  PLUS (B) THE APPLICABLE
NON-USE  FEE RATE  "B"  TIMES  the  average  daily  difference  between  (i) the
Aggregate  Commitment,  and (ii) the greater of (A) the total principal  balance outstanding  under  the  Notes  plus  the  L/C  Obligations,  or (B)  50% of the
Aggregate  Commitment.  The Non-use Fee shall be payable in arrears on the first day of each April,  July,  October and January,  RESPECTIVELY,  EXCEPT that upon payment of each Note in full,  the  Non-use  Fee  accrued to the date of payment shall be payable on the date of  payment.  EXAMPLES  OF THE  CALCULATION  OF THE
NON-USE FEE ARE SET FORTH ON ANNEX III hereto.

      3.3 FACILITY FEE. For the period  commencing on the date of this Agreement and ending on the Maturity  Date,  the Company  shall pay to the  Administrative
Agent for the account of each Bank a facility fee (the "FACILITY FEE"), computed on the basis of a year of 360 days and the actual NUMBER OF DAYS, PAYABLE AT THE
FACILITY FEE RATE TIMES the amount of the Commitment (whether used or unused) of such Bank.  The  Facility Fee owing to EACH BANK UNDER THIS SECTION 3.3 shall be payable  quarterly in arrears on the first day of each January,  April, July and
October of each year.

                                      -40-

      3.4 UP-FRONT  FEE.  The Company  shall pay to each Bank an up-front fee in the amount agreed upon by the Company,  the Administrative  Agent and such Bank.
Such up-front fee shall be payable in full on the Closing Date.

      3.5 LATE PAYMENTS.  Should any amount of principal or other amount payable under any Loan  Document to the Banks not be paid when due, it shall  thereafter bear interest at a fluctuating interest rate per annum at all times equal to the sum of the Reference Rate plus 3.00% per annum, to the fullest extent  permitted by applicable Law.

      3.6 TAXES.  All payments payable to the Banks hereunder or with respect to the Loan Documents  shall be made to the Banks without  deductions for any Taxes or Other  Taxes  except to the extent  the  Company  is  required  by any Law or
Governmental Authority to withhold and except in accordance with SECTION 9.10 to the  extent,  if any,  that such  amounts  are  required  to be  withheld by the
Administrative Agent under the laws of the United States of America or any other applicable  taxing  authority.  In the  event of any such  withholding  then the
Company will pay such amount as shall cause the Banks to receive an amount which it would have received except for such  withholding  (and an amount equal to any tax due on such additional amount).

      3.7   ILLEGALITY.

            (a) If any Bank  determines  that the  introduction  after  the date hereof of any  Requirement  of Law, or any change after the date hereof in any Requirement of Law or in the  interpretation  or administration of any
      Requirement  of Law,  has made it  unlawful,  or that any central  bank or other  Governmental  Authority has asserted  that it is unlawful,  for any
      Bank or its applicable  Lending Office to make LIBOR Borrowings,  then, on notice  thereof  by the Bank to the  Company  through  the  Administrative
      Agent,  any  obligation  of that Bank to make  LIBOR  Borrowings  shall be suspended until the Bank notifies the Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist.

            (b) If a Bank  determines  that it is unlawful to maintain any LIBOR
      Borrowing,  the Company shall, upon its receipt of notice of such fact and demand from such Bank (with a copy to the Administrative Agent), prepay in full such LIBOR  Borrowings of that Bank then  outstanding,  together with interest accrued thereon and amounts REQUIRED UNDER SECTION 3.9, either on the last  day of the  LIBOR  Period  thereof,  if the  Bank  may  lawfully continue to maintain such LIBOR Borrowings to such day, or immediately, if the Bank may not lawfully  continue to maintain such LIBOR  Borrowing.  If
      the  Company  is  required  to  so  prepay  any  LIBOR   Borrowing,   then
      concurrently with such prepayment,  the Company may, at its option, borrow from the affected Bank, in the amount of such repayment, a ABR Borrowing.

            (c)  If the  obligation  of any  Bank  to  make  or  maintain  LIBOR
      Borrowings has been so terminated or suspended,  the Company may elect, by giving notice to the Bank through the Administrative Agent, that all Loans which would  otherwise  be made by the Bank as LIBOR  Borrowings  shall be instead ABR Borrowings.

                                      -41-

            (d) Before giving any notice to the Administrative  Agent under this
      Section, the affected Bank shall designate a different Lending Office with respect to its LIBOR  Borrowings if such  designation  will avoid the need for giving such notice or making such demand and will not, in the judgment of the Bank, be illegal or otherwise disadvantageous to the Bank.

      3.8   INCREASED COSTS AND REDUCTION OF RETURN.

            (a) If any Bank determines  that, due to either (i) the introduction after the date  hereof of or any change  (other  than any change by way of imposition  of  or  increase  in  reserve  requirements  included  in  the calculation of the LIBOR Rate or in respect of the assessment rate payable by  any  Bank  to  the  FDIC  for  insuring  U.S.  deposits)  in or in the interpretation  after the date hereof of any law or regulation or (ii) the compliance by that Bank with any guideline  imposed or request made by any central  bank or  other  Governmental  Authority  after  the  date  hereof
      (whether or not having the force of law),  there shall be any  increase in the  cost to  such  Bank  of  agreeing  to  make  or  making,  funding  or maintaining  any LIBOR  Borrowings,  then the Company shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Administrative Agent), pay to the Administrative Agent for the
      account of such Bank,  additional  amounts as are sufficient to compensate such Bank for such increased costs.

            (b) If any Bank  shall  have  determined  that (i) the  introduction after the date hereof of any Capital Adequacy Regulation,  (ii) any change after the date hereof in any Capital Adequacy Regulation, (iii) any change after  the date  hereof in the  interpretation  or  administration  of any
      Capital  Adequacy  Regulation  by any central  bank or other  Governmental
      Authority charged with the  interpretation or administration  thereof,  or
      (iv)  compliance  by the Bank (or its Lending  Office) or any  corporation controlling  the Bank with any Capital  Adequacy  Regulation  described in clauses (i) through  (iii)  above,  affects or would  affect the amount of capital  required  or  expected  to be  maintained  by  the  Bank  or  any corporation  controlling  the Bank and  (taking  into  consideration  such
      Bank's or such corporation's policies with respect to capital adequacy and such Bank's desired return on capital)  determines that the amount of such capital is increased as a consequence of its Commitment, Loans, credits or obligations  under this  Agreement,  then, upon demand of such Bank to the
      Company  through the  Administrative  Agent,  the Company shall pay to the
      Bank,  from  time to time as  specified  by the Bank,  additional  amounts sufficient to compensate the Bank for such increase.

                                      -42-

      3.9 FUNDING INDEMNIFICATION. If any payment of a LIBOR Borrowing occurs on a date  which  is not the last  day of the  LIBOR  Period,  whether  because  of acceleration,  prepayment or otherwise, or if, for any reason other than default by one or more of the Banks,  a LIBOR  Borrowing is requested  and  subsequently cancelled or is otherwise not made or continued as a LIBOR Borrowing,  or an ABR
Borrowing is not  redesignated as a LIBOR Borrowing on the date specified by the
Company, the Company will indemnify and hold harmless each Bank from and against any loss,  damage,  expense or cost incurred by such Bank  resulting  therefrom, including,  without limitation, any loss, damage, expense or cost in liquidating or  employing  deposits  acquired to fund or maintain the LIBOR  Borrowing.  The
Company shall pay to the  Administrative  Agent for the account of each Bank the
amount   required  to  indemnify   such  Bank  within  15  days  after   written
certification  by  such  Bank of  such  loss,  damage,  expense  or cost  (which certification  shall be delivered by such Bank to the  Administrative  Agent for delivery to the Company). Determination of amounts payable under this Section in connection with a LIBOR Borrowing shall be calculated as though each Bank funded its LIBOR  Borrowing  through the purchase of a deposit of the type and maturity corresponding  to the deposit used as a reference in determining  the LIBOR Rate applicable to such LIBOR Borrowing, whether in fact that is the case or not.

      3.10 INABILITY TO DETERMINE RATES. If the Administrative  Agent determines that for any reason  adequate and reasonable  means do not exist for determining the LIBOR Rate for any requested  LIBOR Period with respect to a proposed  LIBOR
Borrowing,  or that the LIBOR Rate applicable pursuant to SECTION 3.1(C) for any requested  LIBOR  Period with  respect to a proposed  LIBOR  Borrowing  does not adequately and fairly  reflect the cost to the Banks of funding such  Borrowing, the  Administrative  Agent will  promptly  so notify the  Company and each Bank.
Thereafter, the obligation of the Banks to make or maintain LIBOR Borrowings, as the case may be,  hereunder  shall be suspended until the  Administrative  Agent revokes such notice in writing.  Upon  receipt of such  notice,  the Company may revoke any Request for Borrowing or Request for  Redesignation of Borrowing then submitted  by it. If the Company does not revoke such  Request,  the Banks shall make,  convert or continue the Loans, as proposed by the Company,  in the amount specified in the  applicable  notice  submitted  by the Company,  but such Loans shall be  made,  converted  or  continued  as ABR  Borrowings  instead  of LIBOR
Borrowings. As of the date of this Agreement, no Bank has made the determination or is aware of the  conditions  referenced in the first sentence of this Section
3.10.

      3.11 CERTIFICATE OF BANKS. Any Bank claiming reimbursement or COMPENSATION
UNDER  THIS  ARTICLE  3  shall  deliver  to the  Company  (with  a  copy  to the
Administrative  Agent) a  certificate  setting  forth in  reasonable  detail the amount  payable to the Bank  hereunder  and the basis for such  calculation  and claim,  and such  certificate  shall be conclusive and binding on the Company in the absence of manifest error.

      3.12  SUBSTITUTION OF BANKS. Upon the receipt by the Company from any BANK
(AN "AFFECTED  BANK") OF A CLAIM FOR  COMPENSATION  UNDER SECTION 3.8 or, to the
extent such problem  affects less than the  Majority  Banks,  notice of a bank's inability to fund LIBOR  borrowings  under section 3.7 or determine  LIBOR rates under Section 3.10, the Company may: (a) request the Administrative Agent to use its  best  efforts  to  obtain  a  replacement  bank  or  financial  institution satisfactory  to the Company to acquire and assume all or a ratable  part of all of such Affected  Bank's Loans and  Commitment (a  "REPLACEMENT  BANK");  or (b)
request one or more of the other Banks to acquire and assume all or part of such
Affected Bank's Loans and Commitment;  or (c) designate a Replacement  Bank. Any such  designation of a Replacement Bank under clause (a) or (c) shall be subject to the prior written  consent of the  Administrative  Agent (which consent shall not be unreasonably withheld or delayed).

                                      -43-

      3.13  SURVIVAL.  The  agreements  and  obligations  of the Company in this
ARTICLE  3  shall  survive  the  payment  in  full  of all  Obligations  and the termination of this Agreement.

      3.14  MANNER  AND  TREATMENT  OF  PAYMENTS.  The  amount  of each  payment hereunder  or on each  Note  shall be made to the  Administrative  Agent for the account of each  applicable  Bank in immediately  available  funds on the day of payment  (which must be a Banking Day).  Any payment  received  after 2:00 p.m.,
Chicago  time,  on any  Banking  Day,  shall  be  deemed  received  on the  next
succeeding   Banking  Day.   The  amount  of  all   payments   received  by  the
Administrative  Agent for the account of each Bank shall be promptly paid by the
Administrative  Agent to the applicable  Bank(s) in immediately  available funds
(and any such  payment not  remitted  on the same  Banking Day that it is deemed received  by  the  Administrative  Agent  shall  thereafter  be  payable  by the
Administrative  Agent to the  applicable  Bank(s)  together with interest at the overnight Federal Funds Effective Rate, as such rate is reasonably determined by the Administrative Agent).  Whenever any payment to be made hereunder or on each
Note is due on a day that is not a  Banking  Day,  payment  SHALL BE MADE ON THE
NEXT  SUCCEEDING  BANKING DAY,  PROVIDED that the extension shall be included in the computation of interest owing on the next following  Interest  Payment Date.
Any payment of the  principal  of any LIBOR  Borrowing  shall be made on a LIBOR
Banking Day, as applicable.

      3.15  MANDATORY  PREPAYMENT.  In the event  that the  aggregate  principal amount of the outstanding loans plus the L/C Obligations at any time exceeds the limitations  specified  in  Section  2.6  (whether  because  of the  outstanding principal  amount  of the  Loans or L/C  Obligations,  or  because  of the other outstanding  Senior Permitted Debt or Third Party L/C Obligations),  the Company
shall  immediately make a prepayment of the Loans in such amount as is necessary to cause the amount of outstanding loans plus l/c obligations to comply with the limitations  of Section 2.6. in the event that the l/c  obligations  at any time exceed the borrowing base less the sum of (a) the aggregate  principal amount of outstanding  Senior  Permitted Debt of the Homebuilding  Segment  (including the aggregate  principal  amount of  outstanding  loans,  but  exclusive  of the l/c obligations) PLUS (b) the aggregate amount of Third Party L/C Obligations of the
Homebuilding   Segment,  the  Company  shall  immediately  upon  demand  by  the
Administrative  Agent deposit with the Administrative  Agent, for the benefit of the Banks, an amount in cash equal to such excess.  Such cash shall be deposited in an interest  bearing  account with the  Administrative  Agent as to which the
Company shall have no right of withdrawal except as provided below. At such time as the  borrowing  base less the sum of (a) the  aggregate  principal  amount of outstanding  Senior  Permitted Debt of the Homebuilding  Segment  (including the aggregate  principal  amount of  outstanding  loans,  but  exclusive  of the l/c obligations) plus (b) the aggregate amount of Third Party L/C Obligations of the
Homebuilding   Segment  once  again  equals  or  exceeds  the   outstanding  L/C
Obligations,  and  provided  no  other  Event of  Default  has  occurred  and is continuing and the Company is otherwise in compliance with this  Agreement,  the amount  so  deposited  by the  Company  in  such  restricted  account  with  the
Administrative  Agent,  together  with any interest  accrued  thereon,  shall be immediately remitted to the Company.

                                      -44-

      3.16 AGENCY AND OTHER FEES PAYABLE TO THE ADMINISTRATIVE AGENT AND BANC OF
AMERICA  SECURITIES.  The  Banks  acknowledge  that  pursuant  to a  fee  letter agreement of even date herewith between the Administrative  Agent, BOFA, BANC OF
AMERICA SECURITIES AND THE COMPANY (THE "FEE LETTER Agreement"), the Company has
agreed to pay BofA and Banc of America Securities certain agency and other fees, as more fully set forth in the Fee Letter  Agreement.  The Company covenants and agrees to pay such  agency  and other  fees at the times and in the  manner  set forth in the Fee Letter Agreement.  The respective agency and other fees payable to BofA and Banc of  America  Securities  under the Fee Letter  Agreement  shall belong solely to BofA and Banc of America  Securities  in accordance  with their respective  interests  in such  fees,  and  neither  BofA  nor  Banc of  America
Securities  shall be required to share any such fee  specified in the Fee Letter
Agreement with any of the other Banks or other parties to this Agreement.

      3.17  MATURITY DATE EXTENSION OPTION.

            (a) The Maturity  Date may be extended,  at the sole  discretion  of each of the  Banks,  on each  successive  anniversary  of the date of THIS
      AGREEMENT (EACH SUCH DATE, AN "EXTENSION  DATE"), in each case to the date one year from the  Maturity  Date in effect at such time.  If the  Company wishes to request an extension of the Maturity Date on any Extension Date, it shall  deliver an  Extension  Request to the  Administrative  Agent not
      earlier  than ninety (90) days and not later than sixty (60) days prior to such  Extension  Date.  No  such  extension  shall  be  effective  as to a particular  Bank  without  the  approval of such  extension  by such Bank.
      Approval or disapproval  of each such  extension  shall be in the sole and
      absolute   discretion   of  each  Bank.   Each  Bank   shall   notify  the
      Administrative  Agent and the  Company,  in writing  and within 30 days of receipt of an Extension Request, whether it will extend the Maturity Date.
      If at least 90% of the Banks (based on their Pro Rata Shares) approve such extension,  the Maturity  Date shall be extended to the date one year from the then effective  Maturity Date. If such extension is not approved by at least  such 90% of the Banks,  the  Maturity  Date then in effect  will be retained,  unless such non-consenting  Banks are repaid or replaced as set forth below.

            (b) If any Bank elects not to extend the Maturity  Date, or does not give notice of its election to extend the  Maturity  Date on or before the date which is thirty (30) days before the applicable  Extension  Date, the
      Company  may,  at its  option  to be  exercised  its sole  discretion,  by delivery  of  written  notice to all of the Banks at any time prior to the previously applicable Maturity Date, either:

                                      -45-

                  (i) Repay all Loans from the non-renewing Bank(s),  reduce the
            Aggregate Commitment by an amount equal to the Pro Rata Share of the
            Commitment  of the  non-renewing  Bank(s)  effective  on the date of repayment  of the  non-renewing  Bank(s)  (which  date must be on or
            before  the  Non-Renewing  Bank  Loan  Maturity  Date),   amend  the
            Commitments of the renewing Banks to reflect a ratable allocation of the Aggregate  Commitment as thus reduced,  effective as of the date of repayment of the  non-renewing  Bank(s),  and extend the Maturity
            Date by one year as to the renewing Banks; or

                  (ii) Reduce the Aggregate Commitment by an amount equal to the
            Pro Rata Share of the Loans of the non-renewing Bank(s) effective on a date specified by the Company (which date must be on or before the
            Non-Renewing Bank Loan Maturity Date),  amend the Pro Rata Shares of the renewing Banks to reflect a ratable  allocation of the Aggregate
            Commitment  as thus reduced,  effective as of the date  specified by the Company as provided above,  extend the Maturity Date by one year as to the  renewing  Banks and  retain  the  Non-Renewing  Bank Loan
            Maturity  Date as the date of maturity of  principal of the Pro Rata
            Share of Loan proceeds disbursed by the non-renewing Bank(s); or

                  (iii)  Identify an  Eligible  Assignee  to  purchase,  without recourse,  at par, all or the remaining  portion of the non-renewing
            Bank's  Commitment on or before the Non-Renewing  Bank Loan Maturity
            Date for such Bank. Such Eligible  Assignee must agree to a Maturity
            Date which is coterminous with the extended Maturity Date for all of the renewing Banks and must be approved by the Administrative Agent, which approval shall not be unreasonably withheld or delayed.

            (c) In  connection  with each  extension of the Maturity  Date,  the
      Company  shall pay to the  Administrative  Agent for the  account  of each renewing  Bank an  extension  fee in an  amount  to be  negotiated  by the
      Administrative  Agent and the Company at the time the Company delivers the applicable Extension Request to the Administrative  Agent, which extension fee shall be payable in full on the applicable Extension Date.

      3.18 LIMITATION ON ADDITIONAL AMOUNTS,  ETC.  Notwithstanding  anything to the contrary  contained in Section 3.6 OR 3.8, unless a Bank gives notice to the
Company  that the Company is  obligated  to pay an amount under any such Section within 180 days after the later of (x) the date such Bank incurs the  respective increased  costs,  Taxes,  loss,  expense  or  liability,  reduction  in amounts received or  receivable  or  reduction in return on capital or (y) the date such
Bank has actual  knowledge of its incurrence of the respective  increased costs,
Taxes, loss, expense, or liability, reductions in amounts received or receivable or reduction  in return on capital,  then such Bank shall only be entitled to be compensated for such amount by the Company  PURSUANT TO SAID SECTION 3.6 OR 3.8, as the case may be, to the extent the costs,  Taxes, loss, expense or liability, reduction in amounts  received or  receivable  or reduction in return on capital are  incurred or  suffered  on or after the date which  occurs 180 days prior to such Bank giving  notice to the Company that the Company is obligated to pay the respective amounts pursuant TO SECTION 3.6 OR 3.8, as the case may be.

                                      -46-

ARTICLE 4:  CONDITIONS.

      4.1 CONDITIONS TO FIRST  EXTENSION OF CREDIT.  The obligation of the Banks to make the  first  extension  of  credit  hereunder,  whether  in the form of a
Borrowing or the issuance of a Letter of Credit by the Issuing  Bank, is subject to the following  conditions  precedent  (any one or more of which the Banks may waive in their sole discretion):

            (a) The  Administrative  Agent  shall have  received  the  following original  executed  documents (in form and substance  satisfactory  to the
      Administrative  Agent and legal  counsel for the  Administrative  Agent in sufficient number for the Administrative Agent and each Bank):

                  (i)   this Agreement;

                  (ii)  each Note;

                  (iii) the Guaranty;

                  (iv)  the Opinion of Counsel;

                  (v) a certified  copy of resolutions of the board of directors of the Company  authorizing  the  execution  of the Loan  Documents, together  with an incumbency  certificate  executed by the corporate secretary of the Company;

                  (vi) a certified copy of resolutions of the board of directors of  each  Guarantor  authorizing  the  execution  of  the  Guaranty, together  with an incumbency  certificate  executed by the corporate secretary of each Guarantor;

                  (vii) a Borrowing Base Certificate  calculated as of September
            30, 1999,  showing the Company to be in compliance with SECTIONS 2.6
            AND 7.4; and

                  (viii) such other agreements, instruments and documents as any
            Bank shall reasonably request.

            (b)  The   Administrative   Agent  shall  have   received   evidence
      satisfactory  to  the  Administrative  Agent  and  legal  counsel  to  the
      Administrative Agent that the Company has been duly incorporated,  validly exists and is in good standing under the laws of the State of Maryland, is duly  qualified to do business  as, and is in good  standing as, a foreign corporation in each  jurisdiction  in which the conduct of its business or the  ownership  or leasing  of its  properties  makes  such  qualification necessary,  and has all  requisite  power and  authority  to  conduct  its business and to own and lease its properties.

                                      -47-

            (c)  The   Administrative   Agent  shall  have   received   evidence
      satisfactory to the  Administrative  Agent that all Indebtedness under the
      Second Amended and Restated Credit  Agreement  among the Company,  certain lenders,  certain co-agents,  certain documentation and syndication agents and NationsBank,  N.A., as administrative agent, dated as of June 24, 1997
      (the "Existing Credit Agreement") shall have been  simultaneously  paid in full and such agreement shall have been terminated.

            (d) The Company  shall have paid all fees due  hereunder  which have been invoiced.

      4.2 CONDITIONS FOR SUBSEQUENT  EXTENSIONS OF CREDIT. The obligation of the
Banks to make any  extension of credit  hereunder  (including  the first and any subsequent  extension  of  credit),  whether in the form of a  Borrowing  or the issuance  of a Letter  of Credit  by the  Issuing  Bank,  or is  subject  to the following conditions precedent:

            (a) the  representations  and  warranties  contained in Sections 5.1 through 5.14, inclusive,  and Sections 5.15 AND 5.16, inclusive, as of the latest  reporting  required under this Agreement,  shall be correct in all material respects on and as of the date of the Borrowing,  or the issuance of the Letter of Credit,  as the case may be, as though  made on and as of that date (except with respect to  representations  and  warranties  which expressly  relate to an earlier date),  and no Default or Event of Default shall have occurred and be continuing; and

            (b) in the case of a Borrowing,  or  redesignation  or  continuation thereof,  the Company shall,  at its sole expense,  deliver or cause to be delivered to the Administrative Agent, in form and substance  satisfactory to the  Administrative  Agent,  a Request  for  Borrowing,  a Request  for
      Redesignation or a Request for Continuation, as applicable.

ARTICLE 5:  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

      The Company represents and warrants to each Bank that:

      5.1 INCORPORATION, QUALIFICATION, POWERS AND CAPITAL STOCK. The Company is
a corporation duly incorporated, validly existing and in good standing under the laws of the State of  Maryland,  is duly  qualified to do business as, and is in good  standing  as, a  foreign  corporation  in each  jurisdiction  in which the conduct of its business or the ownership or leasing of its properties makes such qualification  necessary,  and has all requisite  power and authority to conduct its business and to own and lease its properties  except where the failure to do so would not  reasonably  be expected  to have a Material  Adverse  Effect.  All outstanding shares of capital stock of the Company are duly authorized,  validly issued, fully paid, nonassessable,  and issued in compliance with all applicable state and federal securities and other Laws.

                                      -48-

      5.2   EXECUTION, DELIVERY AND PERFORMANCE OF LOAN DOCUMENTS.

            (a) The Company has all requisite power and authority to execute and deliver, and to perform all of its obligations under, the Loan Documents.

            (b) Each Guarantor has all requisite  power and authority to execute and deliver, and to perform all of its obligations under, the Guaranty.

            (c)  The   execution  and  delivery  by  the  Company  of,  and  the
      performance  by the Company of each of its  obligations  under,  each Loan
      Document to which it is a party,  and the  execution  and delivery by each
      Guarantor  of,  and  the  performance  by  each  Guarantor  of each of its obligations  under,  the  Guaranty,  have  been  duly  authorized  by  all necessary action and do not and will not:

                  (i) require any consent or approval not heretofore obtained of any  stockholder,  security  holder or creditor of the Company,  any
            Subsidiary or any Guarantor;

                  (ii) violate any provision of the certificate of incorporation or bylaws of the Company or any  Guarantor  or any  provision of the articles or  certificate  of  incorporation,  bylaws or  partnership agreement of any Subsidiary;

                  (iii) result in or require the creation or  imposition  of any
            Lien,  claim or  encumbrance  (except to the extent that any Lien is created under this  Agreement)  upon or with respect to any property now  owned or leased  or  hereafter  acquired  by the  Company,  any
            Subsidiary or any Guarantor;

                  (iv) violate any provision of any Law, order, writ,  judgment, injunction,  decree,  determination  or award  presently  in  effect
            having   applicability  to  the  Company,   any  Subsidiary  or  any
            Guarantor; or

                  (v) result in a breach of or  constitute a default  under,  or cause or permit the  acceleration of any obligation owed under,  any indenture  or  loan  or  credit  agreement  or  any  other  material
            Contractual  Obligation  of  the  Company,  any  Subsidiary  or  any
            Guarantor.

                                      -49-

            (d) The  Company,  each  Subsidiary  and  each  Guarantor  is not in
      default  under  any  Law,  order,  writ,  judgment,   injunction,  decree,
      determination,  award, indenture, agreement, lease or instrument described in  Section  5.2(C)(IV)  OR  5.2(C)(V)  above,  in  any  respect  that  is materially  adverse to the interests of any Bank, or that could materially impair the ability of the Company,  its  Subsidiaries  and each  Guarantor taken as a whole to perform its obligation  under the Loan  Documents,  as applicable, or that has a Material Adverse Effect.

            (e) No authorization,  consent,  approval, order, license, permit or exemption  from,  or  filing,  registration  or  qualification  with,  any
      Governmental  Authority  not  heretofore  obtained  is or will be required under  applicable Law to authorize or permit the execution and delivery by the Company or any Guarantor of, and the performance by the Company or any
      Guarantor of all of its obligations under, the Loan Documents.

            (f) Each of the Loan Documents to which the Company is a party, when executed  and  delivered,  will  constitute  the legal,  valid and binding obligations of the Company, and the Guaranty, when executed and delivered,
      will  constitute  the  legal,  valid  and  binding   obligations  of  each
      Guarantor,  enforceable against it in accordance with its terms, except as enforcement  may be limited  by  bankruptcy,  insolvency,  reorganization, arrangement,  moratorium  or other  similar laws  relating to or affecting creditors'  rights  generally  or  equitable  principles  relating  to the granting of specific  performance or other equitable  remedies as a matter of judicial discretion.

      5.3  COMPLIANCE  WITH  LAWS AND  OTHER  REQUIREMENTS.  The  Company  is in
compliance  in all  material  respects  with  all Laws  and  other  requirements applicable  to its  business  and  has  obtained  all  material  authorizations, consents,  approvals,  orders,  licenses,  permits and exemptions  from, and has accomplished all material  filings,  registrations or  qualifications  with, any
Governmental  Authority  that is necessary for the  transaction  of its business except  where such  noncompliance  would not  reasonably  be  expected to have a
Material Adverse Effect.

      5.4   SUBSIDIARIES.

            (a)  SCHEDULE  5.4  hereto   correctly  sets  forth  the  names  and
      jurisdictions of  incorporation or formation of all present  Subsidiaries, and  the  Subsidiaries  that,  as of  the  date  of  this  Agreement,  are
      Significant Subsidiaries are designated as such on Schedule 5.4. except as described in Schedule  5.4, the Company does not own any capital  stock or ownership  interest  in any Person  other than the  Subsidiaries  and real
      estate  joint  ventures   (including   limited  liability   companies  and
      partnerships)   in  which  the  Company  or  any  Subsidiary   within  the
      Homebuilding Segment participates. All outstanding shares of capital stock or ownership  interests,  as the case may be, of each  Subsidiary and each such  real  estate  joint  venture  that are owned by the  Company  or any
      Subsidiary are (i) owned of record and  beneficially by the Company and/or by one or  more  Subsidiaries,  free  and  clear  of  all  Liens,  claims, encumbrances and rights of others,  and are (ii) duly authorized,  validly
      issued,   fully  paid,   nonassessable   (except  for  capital   calls  or
      contribution  requirements in connection with ownership  interests in such real estate joint ventures),  and issued in compliance with all applicable state and  federal  securities  and other  laws.  the  company  may update
      Schedule  5.4  from  time  to  time  by  sending  written  notice  to  the
      Administrative Agent.

                                      -50-

            (b) Each  Restricted  Subsidiary is a  corporation,  partnership  or limited liability  company duly  incorporated or formed,  validly existing and in good  standing  under the laws of its  respective  jurisdiction  of incorporation or formation, is duly qualified to do business as, and is in good standing as, a foreign corporation,  partnership or limited liability company in each  jurisdiction  in which the conduct of its business or the ownership or leasing of its properties makes such qualification necessary, and has all  requisite  power and authority to conduct its business and to own and lease its properties,  except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect.

            (c) Each  Restricted  Subsidiary  is in  compliance  in all material respects with all Laws and other  requirements  applicable to its business and has obtained all material authorizations, consents, approvals, orders, licenses,  permits and exemptions  from, and has accomplished all material filings,  registrations or qualifications with, any Governmental Authority that are necessary for the  transaction of its business,  except where the failure to do so would not  reasonably be expected to result in a Material
      Adverse Effect.

     5.5 FINANCIAL STATEMENTS OF THE COMPANY AND ITS CONSOLIDATED  SUBSIDIARIES.
The consolidated balance sheets of the Company and its consolidated Subsidiaries as at December 31, 1998 and the related  consolidated  statements  of income and cash flows for the fiscal  year  ended on such  date,  reported  on by Ernst and
Young,  copies of which have  heretofore  been  furnished to each Bank,  present fairly the consolidated  financial condition of the Company and its consolidated
Subsidiaries as at such date, and the  consolidated  results of their operations and  changes  in cash  flows for the  fiscal  year  then  ended.  The  unaudited consolidated  balance sheet of the Company and its consolidated  Subsidiaries as at June 30, 1999 and the related unaudited consolidated statements of income and of cash  flows for the  six-month  period  ended on such  date,  certified  by a
Responsible  Official,  copies of which have  heretofore  been furnished to each
Bank, present fairly the consolidated financial condition of the Company and its consolidated Subsidiaries as at such date, and the consolidated results of their operations  and  changes  in cash  flows for the  six-month  period  then  ended
(subject to normal year-end audit adjustments).  All such financial  statements, including  the  related  schedules  and notes  thereto,  have been  prepared  in accordance  with GAAP  applied  consistently  throughout  the  periods  involved
(except as approved by such accountants or Responsible Official, as the case may be, and as disclosed  therein and except the quarterly  statements are unaudited and do not  include  footnotes  as  would  be  required  for  audited  financial statements).

      5.6 NO MATERIAL ADVERSE CHANGE.  There has been no material adverse change in the condition,  financial or otherwise,  of the Company and the Subsidiaries, taken  as a  whole,  from  the  financial  condition  of  the  Company  and  the
Subsidiaries,  taken as a whole,  since December 31, 1998 which would reasonably be  expected  to  have a  Material  Adverse  Effect,  and  the  Company  and the
Subsidiaries,  taken as a whole,  do not have any  material  liability  incurred outside of the  ordinary  course of business  or, to the best  knowledge  of the
Company,  material  contingent  liability  not  reflected  or  disclosed  in the financial  statements  or notes  thereto  described  in Section  5.5 (or, to the extent that financial statements have been delivered pursuant to Section 6.1, in the most recently delivered financial statements), or otherwise disclosed to the
Administrative Agent in writing.

                                      -51-

      5.7 TAX  LIABILITY.  The  Company and each  Subsidiary  have filed all tax returns  (federal,  state and local)  required to be filed by them and have paid all material taxes shown thereon to be due and all property taxes due, including interest and penalties, if any. To the best knowledge of the Company, there does not  exist any  substantial  likelihood  that any  Governmental  Authority  will successfully  assert a tax deficiency against the Company or any Subsidiary that is material to the Company and the Subsidiaries,  taken as a whole, that has not been  adequately  reserved  against in the  financial  statements  described  in
Section 5.5 (or, to the extent that  financial  statements  have been  delivered pursuant to Section 6.1, in the most recently delivered  financial  statements).
The Company and each  Subsidiary have  established  and is maintaining  adequate reserves for tax liabilities, if any, sufficient to comply with GAAP.

      5.8  LITIGATION.  SCHEDULE  5.8 sets  forth  information  with  respect to certain  litigation,  investigations or proceedings  pending against the Company and its Subsidiaries.  Subject to the matters set forth on such Schedule,  there are no actions,  suits or  proceedings  pending or, to the best knowledge of the
Company,   threatened  against  or  affecting  the  Company  or  any  Restricted
Subsidiary, or any property of the Company or any Restricted Subsidiary,  before any Governmental  Authority which, if determined adversely to the Company or the
Restricted  Subsidiary,  could reasonably be expected to have a Material Adverse
Effect.

      5.9  ERISA.  Neither  a  Reportable  Event  nor  an  "accumulated  funding deficiency"  (within  the  meaning of Section  412 of the Code or Section 302 of
ERISA) has occurred during the five-year  period prior to the date on which this representation  is made or deemed made with  respect to any Plan,  and each Plan has complied in all material  respects with the  applicable  provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen,  during such  five-year  period.  The present value of all accrued  benefits under each Single Employer Plan (based on those  assumptions  used to fund  such  Plans)  did not,  as of the last  annual valuation date prior to the date on which this  representation is made or deemed made,  exceed the value of the  assets of such Plan  allocable  to such  accrued benefits  to an extent  which  could  reasonably  be expected to have a Material
Adverse Effect. Neither the Company nor any Commonly Controlled Entity has had a
complete  or  partial   withdrawal  from  any  Multiemployer  Plan  which  could
reasonably  be  expected  to have a Material  Adverse  Effect,  and  neither the
Company nor any Commonly Controlled Entity would become subject to any liability under ERISA in an amount which could  reasonably  be expected to have a Material
Adverse  Effect if the Company or any such  Commonly  Controlled  Entity were to withdraw  completely from all Multiemployer  Plans as of the valuation date most closely preceding the date on which this  representation is made or deemed made.
To the  knowledge  of the Company or any  Commonly  Controlled  Entity,  no such
Multiemployer  Plan for which the Company or any Subsidiary  could reasonably be expected to have a material  liability is in  Reorganization  or Insolvent.  The present  value  (determined  using  actuarial  and other  assumptions  which are reasonable in respect of the benefits provided and the employees  participating)
of the  liability of the Company and each  Commonly  Controlled  Entity for post retirement  benefits to be provided to their current and former  employees under
Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA) does not, in the aggregate,  exceed the assets under all such Plans allocable to such benefits by an amount in excess of $5,000,000.

                                      -52-

      5.10 REGULATIONS U AND X; INVESTMENT  COMPANY ACT. Neither the Company nor
any Subsidiary is engaged principally, or as one of its important activities, in the business of extending  credit for the purpose of  "purchasing" or "carrying"
any "margin  stock"  within the meanings of  Regulation U of the FRB. No part of the Loans or the  Letters of Credit will be used to purchase or carry any margin stock,  or to extend credit to others for that purpose,  or for any purpose that violates the  provisions of  Regulations U or X of the FRB.  Neither the Company
nor any  Subsidiary  is or is required  to be  registered  under the  Investment
Company Act of 1940.

      5.11 NO DEFAULT OR EVENT OF  DEFAULT.  No Default or Event of Default  has
occurred and is continuing.

      5.12 YEAR 2000  COMPLIANCE.  The Company has  conducted,  and is presently conducting,  a review and assessment of the Company's computer applications with respect to the "year 2000 problem" (that is, the risk that computer applications may not be able to properly perform date-sensitive  functions after December 31,
1999) and,  based on the review to date,  the Company  does not believe the year
2000 problem will result in a Material Adverse Effect.

      5.13 OWNERSHIP OF PROPERTY;  LIENS. Each of the Company and its Restricted
Subsidiaries  has good record and marketable  title in fee simple to, or a valid leasehold  interest in, all its real  property,  and good title to all its other property,  except for  defects in title that do not  interfere  in any  material respect with its ability to conduct its  business as  currently  conducted or to utilize such properties for their intended  purposes,  and none of such property is subject to any lien except as permitted  by Section 7.8.  Each of the Company and its  Restricted  Subsidiaries  has good record and  marketable  title in fee simple to all Real Estate Inventory  included in the Borrowing Base,  except for defects in title that do not interfere in any material  respect with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

      5.14  ENVIRONMENTAL  MATTERS.  Except  to  the  extent  that  all  of  the following, in the aggregate, would not reasonably be expected to have a Material
Adverse Effect:

                                      -53-

            (a) To the knowledge of the Company,  the  facilities and properties owned,  leased or operated by the Company or any of its subsidiaries  (THE
      "PROPERTIES")  do not  contain,  and have not  previously  contained,  any
      Materials of Environmental  Concern in amounts or concentrations which (i)
      constitute  or  constituted  a violation  of, or (ii) could  reasonably be expected to give rise to liability under, any Environmental Law.

            (b)  To the  knowledge  of  the  Company,  the  Properties  and  all operations at the Properties are in compliance,  and, to the extent of the
      Company's and its Subsidiaries'  involvement with the Properties,  have in the last five years been in compliance,  in all material respects with all applicable  Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the  Properties  or the  business  operated  by the  company or any of its subsidiaries (THE "BUSINESS").

            (c) Neither the Company nor any of its Subsidiaries has received any notice of  violation,  alleged  violation,  non-compliance,  liability  or potential  liability  regarding  environmental  matters or compliance with
      Environmental  Laws with regard to any of the  Properties or the Business, nor does the Company  have  knowledge  or reason to believe  that any such notice will be received or is being threatened.

            (d) To the  knowledge  of the Company,  Materials  of  Environmental
      Concern have not been transported or disposed of from the Properties while owned or operated by the Company or any of its  Subsidiaries  in violation of, or in a manner or to a location which could  reasonably be expected to give  rise to  liability  under,  any  Environmental  Law,  nor  have  any
      Materials of  Environmental  Concern been  generated,  treated,  stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could  reasonably be expected to give rise to liability under, any applicable Environmental Law.

            (e) No judicial proceeding or governmental or administrative  action is pending or, to the  knowledge  of the  Company,  threatened,  under any
      Environmental  Law to which the  Company or any  Subsidiary  is or will be named as a party with respect to the  Properties or the Business,  nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other  administrative or judicial  requirements outstanding  under any Environmental Law with respect to the Properties or the Business.

            (f) To the  knowledge of the  Company,  there has been no release or threat of release of  Materials  of  Environmental  Concern at or from the
      Properties,  or arising from or related to the  operations of the Borrower or any  Subsidiary  in  connection  with the  Properties  or  otherwise in connection  with the  Business,  in  violation  of, or in  amounts or in a manner that could reasonably give rise to liability  under,  Environmental
      Laws.

                                      -54-

      5.15  BORROWING  BASE.  The sum of (a) the aggregate  principal  amount of outstanding  senior  permitted  debt of the  homebuilding  segment  plus without duplication  (b) the  aggregate  amount of Third  Party L/C  Obligations  of the
Homebuilding Segment does not exceed the Borrowing Base.

      5.16 BORROWING BASE COMPONENTS.  At any time of determination thereof, the value of any component of Real Estate  Inventory used to calculate the Borrowing
Base does not exceed the GAAP Value of such component of Real Estate Inventory.

      5.17  PURPOSE OF LOANS.  The  proceeds  of the Loans  shall be used by the
Company  for  working  capital  purposes,  to  make  purchases  and  investments permitted  hereunder  and to repay  indebtedness  under the Second  Amended  and
Restated Credit  Agreement dated as of June 24, 1997 among the Company,  certain
banks,  certain  co-agents,   The  Chase  Manhattan  Bank,  as  syndication  and
documentation agent and NationsBank, N.A., as administrative agent.

ARTICLE 6:  AFFIRMATIVE COVENANTS OF THE COMPANY.

      As long  as any  Note  remains  unpaid  or any  other  Obligation  remains outstanding or any Commitment or any Letter of Credit remains in effect,  unless the Majority Banks otherwise consent in writing:

      6.1 FINANCIAL  STATEMENTS.  The Company shall cause to be delivered to the
Administrative  Agent,  in form and detail  satisfactory  to the  Administrative
Agent (for prompt distribution by the Administrative Agent to the Banks):

          (a) as soon as  available,  but in any event within 100 days after the end of each fiscal year of the Company,  copies of the consolidated balance sheets of the Company and its  consolidated  Subsidiaries  as at the end of such year and the related  consolidated  statements  of income and retained earnings  and  changes in cash flows for such year,  setting  forth in each case in  comparative  form the figures for the previous  year,  reported on
     without  a  "going  concern"  or  like   qualification  or  exception,   or
     qualification   arising  out  of  the  scope  of  the  audit   (other  than
     qualifications related to the incorporation of reports by other independent certified  public  accountants),  by Ernst and  Young or other  independent certified public accountants of nationally  recognized  standing reasonably acceptable to the Majority Banks; and

            (b) as soon as  available,  but in any event not later  than 55 days after the end of each of the first three quarterly  periods of each fiscal year of the Company,  the  unaudited  consolidated  balance  sheets of the
      Company and its  consolidated  Subsidiaries  as at the end of such quarter and the related unaudited  consolidated  statements of income and retained earnings  and changes in cash flows of the  Company  and its  consolidated
      Subsidiaries  for such  quarter and the portion of the fiscal year through the end of such quarter,  setting forth in each case in  comparative  form the figures for the previous year,  certified by a Responsible Official as being fairly stated in all material  respects when  considered in relation to the consolidated financial position of the Company and its consolidated
      Subsidiaries (subject to normal year-end audit adjustments);

                                      -55-

all such  financial  statements to be prepared in  accordance  with GAAP applied consistently  throughout  the periods  reflected  therein and with prior periods
(except as approved  by such  accountants  or  officer,  as the case may be, and disclosed therein).

      6.2  CERTIFICATES;  OTHER  INFORMATION.  The  Company  shall  cause  to be delivered to the  Administrative  Agent, in form and detail  satisfactory to the
Administrative Agent (for prompt distribution by the Administrative Agent to the
Banks):

            (a)  concurrently  with the  delivery  of the  financial  statements
      REFERRED TO IN SECTION 6.1(A), a certificate of the independent  certified public accountants  reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any
      Default or Event of Default, except as specified in such certificate;

            (b)  concurrently  with the  delivery  of the  financial  statements
      REFERRED TO IN SECTIONS 6.1(A) AND 6.1(B),  a compliance  certificate of A
      RESPONSIBLE  OFFICIAL,  SUBSTANTIALLY  IN THE FORM OF EXHIBIT "G", stating that, to the best of such  officer's  knowledge,  the Company  during such
      period  has  observed  or  performed   all  of  its  covenants  and  other
      agreements, and satisfied every condition, contained in this Agreement and in the Notes to be observed,  performed or satisfied by it (AND CONTAINING
      CALCULATIONS  DEMONSTRATING  COMPLIANCE  WITH SECTIONS 7.1 THROUGH 7.6 and
      such  other  financial  information  as  requested  by the  Administrative
      Agent),  and that such officer has obtained no knowledge of any Default or
      Event of Default except as specified in such certificate;

            (c) not later than 100 days after the end of each fiscal year of the
      Company,  a copy of the projections by the Company of the operating budget and  cash  flow  budget  of the  Company  and  its  Subsidiaries  for  the succeeding two fiscal years and the projected  consolidated  balance sheet of the  Company  and its  Subsidiaries  as at the  end of such  succeeding fiscal years,  such  projections  to be  accompanied by a certificate of a
      Responsible  Official to the effect that while such  officer has no reason to believe such  projections  are  incorrect or misleading in any material respect,  such  projections  are  based  upon  assumptions  that  may  not materialize  or  may  change  adversely  due  to  factors  related  to the
      Company's business or industry, and unanticipated events and circumstances may occur subsequent to the date of such projections, such that the actual results achieved may vary from such  projections,  and such variations may be material,  and that the Company is under no  obligation  to update such projections;

                                      -56-

            (d)  promptly  upon their  becoming  available,  but in any event no later  than ten days  after  the same are sent,  copies  of all  financial statements,  reports,  notices and proxy statements sent or made available generally  by the  Company  to  its  stockholders,  or by  any  Restricted
      Subsidiary of the Company to its  stockholders  (other than the Company or any  Subsidiary of the Company),  of all regular and periodic  reports and all registration  statements  (excluding exhibits thereto and Registration
      Statements on Form S-8) and prospectuses,  if any, filed by the Company or any of its Restricted  Subsidiaries  with any securities  exchange or with the  Securities  and  Exchange  Commission  or any  successor or analogous
      Governmental  Authority;  and all press releases and other statements made available  generally by the Company or any of its Restricted  Subsidiaries
      to the public  concerning  material  developments  in the  business of the
      Company and any of its Restricted Subsidiaries;

            (e) promptly, such additional financial and other information as any
      Bank may from time to time reasonably request;

            (f) as soon as practicable, but in no event later than 55 days after the end of each fiscal quarter, a Borrowing Base Certificate certifying in reasonable  detail the  Borrowing  Base as of the last day of such  fiscal quarter,  which  certificate  shall be complete and correct as of the date thereof; and

            (g)  concurrently  with the  delivery  of the  financial  statements
      REFERRED TO IN SECTIONS 6.1(A) AND 6.1(B),  the financial  information SET
      FORTH ON SCHEDULE 6.2(G) hereto.

      6.3 PAYMENT OF  OBLIGATIONS.  The Company and each  Restricted  Subsidiary will pay,  discharge or otherwise  satisfy at or before  maturity or before they become delinquent,  as the case may be, all obligations of whatever nature which if not so paid could  reasonably be expected to have a Material  Adverse Effect, except where the amount or validity thereof is currently being contested in good faith by  appropriate  proceedings  and  reserves in  conformity  with GAAP with respect  thereto  have  been  provided  on  the  books  of  the  Company  or its
Subsidiaries, as the case may be.

      6.4 CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE.  The Company and the
Restricted Subsidiaries,  taken as a whole, will at all times remain principally engaged  in the  business  currently  being  conducted  by the  Company  and the
Restricted  Subsidiaries,  and in all  respects  material to the business of the
Company and the Restricted Subsidiaries taken as a whole, the Company shall, and will cause each of the Restricted  Subsidiaries to, preserve,  renew and keep in full force and effect its corporate  existence and take all reasonable action to maintain all rights,  privileges and franchises  required for the normal conduct of such business, except (i) as otherwise permitted pursuant to Section 7.10 and
(ii) the Company shall not be required to preserve any such right,  privilege or franchise if the Company shall  determine  that the  preservation  thereof is no longer desirable in the conduct of the business of the Company or any Subsidiary and that the loss thereof  could not  reasonably  be expected to have a Material
Adverse Effect. The Company shall, and will cause each Restricted Subsidiary to, comply with all Contractual  Obligations  and  Requirements of Law except to the extent that failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

                                      -57-

      6.5  MAINTENANCE OF PROPERTY;  INSURANCE.  The Company and each Restricted
Subsidiary will keep in all material  respects all property useful AND NECESSARY
IN ITS BUSINESS IN GOOD WORKING ORDER AND  CONDITION  (PROVIDED,  HOWEVER,  THAT
NOTHING IN THIS  SECTION 6.5 shall  prevent the Company from  discontinuing  the operation or maintenance,  or both the operation and maintenance, of any of such properties if such discontinuance is, in the judgment of the Company,  desirable in the conduct of its business or the business of any  Subsidiary  and could not reasonably  be  expected  to have a  Material  Adverse  Effect);  maintain  with financially  sound  and  reputable  insurance  companies  insurance  on all  its property in at least such amounts and against at least such risks (but including in any event public liability,  product liability and business  interruption) as are usually insured against in the same general area by companies engaged in the same or a similar  business;  and furnish to each Bank,  upon  written  request, reasonable information as to the insurance carried.

      6.6 INSPECTION OF PROPERTY;  BOOKS AND RECORDS;  DISCUSSIONS.  The Company
and each Restricted  Subsidiary will in all material  respects keep proper books of records  and account in which full,  true and correct  entries in  conformity with  GAAP  and all  Requirements  of Law  shall  be made  of all  dealings  and
transactions   in  relation  to  its   business  and   activities;   and  permit
representatives  of any Bank,  at such Bank's  expense,  to visit and inspect as reasonably requested any of its properties and the properties of the real estate joint  ventures in which the Company or any Subsidiary  within the  Homebuilding
Segment  participates  or manages and examine and make abstracts from any of its books and  records  at any  reasonable  time and as often as may  reasonably  be desired and to discuss the business,  operations,  properties  and financial and other condition of the Company and its  Subsidiaries  and such real estate joint ventures in which the Company or any Subsidiary within the Homebuilding  Segment participates or manages, as reasonably  requested with officers and employees of the Company  and its  Subsidiaries  and with its  independent  certified  public accountants.

      6.7 NOTICES.  The Company will promptly give notice to the  Administrative
Agent and each Bank of:

            (a)   the occurrence of any Default or Event of Default;

            (b) any (i)  default  or  event of  default  under  any  Contractual
      Obligation of the Company or any of its  Restricted  Subsidiaries  or (ii)
      litigation,  investigation  or  proceeding  which  may  exist  at any time between  the  Company  or any  of  its  Restricted  Subsidiaries  and  any
      Governmental  Authority,  which,  in  either  case,  reasonably  could  be expected to have a Material Adverse Effect;

            (c) any litigation or proceeding affecting the Company or any of its
      Restricted  Subsidiaries  (i) in which the amount involved and not covered by insurance is $10,000,000 or more or (ii) in which injunctive or similar relief is sought  which  reasonably  could be  expected to have a Material
      Adverse Effect;

                                      -58-

            (d) the  following  events,  as soon as  possible  and in any  event within 30 days after the Company knows or has reason to know thereof:  (i)
      the occurrence of any Reportable Event with respect to any Plan which must be reported to the applicable governmental authorities,  or any withdrawal
      from,   or  the   termination,   Reorganization   or   Insolvency  of  any
      Multiemployer Plan or (ii) the institution of proceedings or the taking of any other  action by the PBGC or the  Company or any  Commonly  Controlled
      Entity or any  Multiemployer  Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan;

            (e) any  change in the  rating  of the  Company's  senior  long term unsecured debt ratings by either S and P or Moody's; and

            (f) any event or occurrence which has a Material Adverse Effect.

Each notice  pursuant to this Section shall be  accompanied  by a statement of a
Responsible Official setting forth details of the occurrence referred to therein and stating what action the Company proposes to take with respect thereto.

      6.8   ENVIRONMENTAL LAWS.

            (a) The Company,  each Restricted  Subsidiary and each joint venture in which the Company or any Restricted Subsidiary  participates or manages will comply and insure  compliance by all tenants and subtenants,  if any, with all Environmental Laws and obtain and comply in all material respects with and maintain,  and insure that all tenants and subtenants  obtain and comply with and maintain, any and all licenses,  approvals,  registrations or permits  required  by  Environmental  Laws,  except in each case to the extent that  failure to do so could not  reasonably  be expected to have a
      Material Adverse Effect.

            (b) The  Company,  each  Restricted  Subsidiary  and each such joint venture will conduct and complete all  investigations,  studies,  sampling and testing,  and all remedial,  removal and other actions  required under
      Environmental  Laws and promptly comply in all material  respects with all lawful orders and directives of all  Governmental  Authorities  respecting
      Environmental Laws, except to the extent that the same are being contested in  good  faith  by  appropriate  proceedings  and  the  pendency  of such proceedings  could not  reasonably be expected to have a Material  Adverse
      Effect.

            (c) The  Company  will  defend,  indemnify  and  hold  harmless  the
      Administrative  Agent  and the  Banks,  and  their  respective  employees, agents,  officers  and  directors,  from and against any claims,  demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of or noncompliance  with,
      any  Environmental  Laws,  or  any  orders,   requirements  or  demand  of
      Governmental Authorities related thereto,  including,  without limitation, reasonable  attorney and  consultant  fees,  investigation  and laboratory fees, court costs and litigation  expenses,  except to the extent that any of the foregoing arise out of the gross  negligence or willful  misconduct of the party seeking indemnification therefor. The agreements contained in this  subsection  (c) shall survive the  termination of this Agreement and the payment of the Notes and all other amounts payable  hereunder or under any other Loan Document.

                                      -59-

      6.9 GUARANTEES FROM FUTURE SUBSIDIARIES.  The Company will promptly secure the execution and delivery of the Guaranty to the Administrative Agent on behalf of the Banks from each Subsidiary,  whether now existing or formed and organized after the date hereof,  if such  Subsidiary (a) is included in the  Homebuilding
Segment and (b) either (i) has assets with an  aggregate  book value equal to or greater than  $10,000,000,  or (ii) has assets with an  aggregate  book value of less  than  $10,000,000  and the  aggregate  book  value  of the  assets  of all
Subsidiaries of the Company in the Homebuilding  Segment which individually have assets with an aggregate book value of less than  $10,000,000 each and which has not provided a Guaranty then exceeds  $15,000,000.  Each such  Subsidiary  which hereafter  meets the criteria set forth in the preceding  sentence shall execute and deliver a  counterpart  of the  Guaranty  within 30 days after it meets such criteria. Concurrently with the execution and delivery by such a Subsidiary of a counterpart  of the  Guaranty,  the Company will  deliver to the  Administrative
Agent such legal  opinions  and evidence of  corporate  action and  authority in respect thereof as shall be reasonably requested by the Administrative Agent.

ARTICLE 7:  NEGATIVE COVENANTS OF THE COMPANY

      As long  as any  Note  remains  unpaid  or any  other  Obligation  remains outstanding or any Commitment or any Letter of Credit remains in effect,  unless the Majority Banks otherwise consent in writing:

      7.1  CONSOLIDATED  TANGIBLE  NET WORTH.  The Company  shall not permit its
Consolidated  Tangible  Net  Worth  at any  time to be less  than the sum of (A)
$265,000,000 PLUS (b) 50% of the Consolidated Net Income (without  deduction for losses  sustained  during any fiscal  quarter)  of the  Company  for each fiscal quarter  subsequent to the fiscal quarter ended March 31, 1999,  PLUS (c) 90% of the net proceeds  from any equity  offerings of the Company from and after March
31, 1999.

      7.2 COMBINED  DEBT OF THE  HOMEBUILDING  SEGMENT TO ADJUSTED  CONSOLIDATED
TANGIBLE NET WORTH RATIO. The Company shall not permit the ratio of (a) Combined
Debt of the Homebuilding Segment to (b) Adjusted Consolidated Tangible Net Worth
at any time to exceed 2.50 to 1.0.

                                      -60-

      7.3 MINIMUM FIXED CHARGE COVERAGE.  The Company shall not permit the ratio
(the "fixed charge coverage ratio") of (a) EBITDA to (b) Fixed Charges,  for any
period   consisting  of  the  preceding  four  (4)  fiscal   quarters  (each,  a
"measurement  period"),  to be less than 1.25 to 1.0 at any time,  and shall not permit the Fixed Charge Coverage Ratio to be less than 1.75 to 1.0 as at the end of two consecutive  fiscal quarter ends measured for the applicable  Measurement
Periods.

      7.4 SENIOR  PERMITTED DEBT PLUS THIRD PARTY L/C  OBLIGATIONS NOT TO EXCEED
BORROWING  BASE.  The Company  shall not permit the sum of (a) Senior  PERMITTED
DEBT OF THE  HOMEBUILDING  SEGMENT PLUS without  duplication  (b) the  aggregate amount of Third Party L/C Obligations of the Homebuilding Segment to at any time exceed the Borrowing Base.

      7.5   LIMITATION ON LAND INVENTORY.  The Company shall not permit:

            (a) the  ratio  of (i)  the  sum of the  GAAP  Value  of (A)  Unsold
      Finished Lots, (B) Unsold Land Under Development,  and (C) Unsold Raw Land
      of  the  Homebuilding  Segment  on  a  combined  basis  to  (ii)  Adjusted
      Consolidated Tangible Net Worth at any time to exceed 1.50 to 1.0; or

            (b) the  ratio of (i) the sum of the book  value of (A)  Unsold  Raw
      Land - Entitled and (B) Unsold Raw Land - Unentitled  of the  Homebuilding
      Segment on a combined  basis to (ii)  Adjusted  Consolidated  Tangible Net
      Worth at any time to exceed 0.20 to 1.0.

      7.6  LIMITATION  ON HOUSING  INVENTORY.  The Company  shall not permit the aggregate unit number of Unsold Housing Inventory of the Homebuilding Segment on
a combined basis at any time to exceed the greater of (a) 50% of homes delivered by the  Homebuilding  Segment during the immediately  preceding 12 months or (b)
70% of the homes  delivered by the  Homebuilding  Segment during the immediately preceding six months.

      7.7  LIMITATION ON  INDEBTEDNESS.  Neither the Company nor any  Restricted
Subsidiary  will  create,  incur,  assume or  suffer to exist any  Indebtedness, except:

            (a)   Indebtedness in respect of the Loans, the Notes, and the
      other Obligations;

            (b)  Indebtedness  of  the  Company  to  any  Subsidiary  and of any
      subsidiary to the company or any other subsidiary, provided, in each case, that such  Indebtedness be permitted as an Investment  pursuant to SECTION
      7.13;

            (c)  Indebtedness  of the  Company  or any  of its  Subsidiaries  in
      respect of purchase  money mortgage  financing for Real Estate  Inventory,
      PROVIDED  that the  holder of such  Indebtedness  shall  have no  recourse against the  Company or any  Subsidiary  in respect of such  Indebtedness, such  recourse  being  limited  solely  to the  assets  financed  with the proceeds of such Indebtedness;

                                      -61-

            (d)   Subordinated Debt;

            (e)   Indebtedness   constituting,   or  constituting   the  primary
      obligations guaranteed by, the Guarantee Obligations permitted pursuant TO
      SUBSECTIONS (A), (B) OR (C) OF SECTION 7.9;

            (f)  Indebtedness  of  the  Company  or  any  other  entity  in  the
      Homebuilding  Segment in the form of reimbursement  obligations in respect of letters of credit  issued for the  account of the Company or such other entity other than Letters of Credit issued  hereunder,  PROVIDED that such
      Indebtedness   shall  not  include   any  letters  of  credit   supporting
      obligations  under any  Indebtedness  having a final maturity of more than one year from the date of incurrence of such Indebtedness;

            (g)  Indebtedness  of a  corporation  which  becomes a Subsidiary or which is merged into the Company or any Subsidiary  after the date HEREOF,
      PROVIDED that (i) such  Indebtedness  existed at the time such corporation became a Subsidiary  or was so merged and was not created in  anticipation thereof and (ii)  immediately  after giving effect to the  acquisition  of such  corporation by the Company no Default or Event of Default shall have occurred and be continuing;

            (h)  refinancing  of  existing  Indebtedness  of the  Company or any
      Restricted  Subsidiary or other Indebtedness  permitted under this SECTION
      7.7 on terms and conditions (other than the rate) no less favorable to the
      Company  and not  resulting  in an Event of Default or DEFAULT  HEREUNDER,
      PROVIDED  that the  provisions of the  applicable  CLAUSE (OTHER THAN THIS
      CLAUSE (H)) OF THIS SECTION 7.7 under which such Indebtedness is permitted are satisfied after giving effect thereto;

            (i)   additional   Indebtedness   of  the  Company  or  any  of  its
      Subsidiaries  in the  Homebuilding  Segment  (other than the  Indebtedness
      DESCRIBED  IN  THE  SUBSECTIONS  OF  THIS  SECTION  7.7  other  than  this subsection) (i) having  restrictive  covenants no more restrictive or less favorable to the Company than the terms and provisions hereof, or, if such restrictive  covenants  are  more  restrictive  or less  favorable  to the
      Company (such covenants,  the "More Restrictive Covenants") than the terms and provisions hereof,  then the Banks shall be entitled to the benefit of the More Restrictive Covenants pursuant to an amendment to this Agreement,
      (ii)  having a final  maturity  of greater  than one year from the date of incurrence of such  Indebtedness,  and (iii) having no revolving credit or other provisions for short-term  repayment and REBORROWING,  PROVIDED that no more than an aggregate of $20,000,000 in principal of such Indebtedness matures prior to the Maturity Date;

                                      -62-

            (j) Indebtedness of any entity within the Ryland Financial  Division so long as there is no recourse  in respect  thereof to the Company or any entity in the Homebuilding  Segment or so long as any such recourse to the
      Company  or any  entity  within  the  Homebuilding  segment  is  permitted pursuant to Section 7.9;

            (k) Indebtedness of the Company and any of its Subsidiaries incurred to finance the acquisition of fixed or capital assets (whether pursuant to a loan, a financing lease or otherwise),  provided that such  Indebtedness shall be secured  solely by the assets  financed with the proceeds of such
      Indebtedness;

            (l)  Indebtedness  of  the  Company  or  any  other  entity  in  the
      Homebuilding  Segment in the form of reimbursement  obligations in respect of  completion  bonds  issued for the account of the Company or such other entity in the ordinary course of business of the  Homebuilding  Segment in respect of construction projects undertaken by it; and

            (m)  Indebtedness  of  the  Company  or  any  other  entity  in  the
      Homebuilding  Segment in the form of reimbursement  obligations in respect of letters of credit  issued for the  account of the Company or such other entity for the benefit of employee benefit or employee  insurance programs of the Company or any of its Subsidiaries.

            (n)   Specified Debt.

      7.8 LIMITATION ON LIENS. Neither the Company nor any Restricted Subsidiary
will create, incur, assume or suffer to exist any Lien of any nature upon any of its  property,  assets or  revenues,  whether now owned or  hereafter  acquired, except for:

            (a) Liens for taxes not yet due or which are being contested in good faith by  appropriate  proceedings,  provided that adequate  reserves with respect  thereto  are  maintained  on  the  books  of the  Company  or its
      Subsidiaries, as the case may be, in conformity with GAAP;

            (b)   carriers',    warehousemen's,    mechanics',    materialmen's,
      repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

            (c) pledges or deposits in connection  with  workers'  compensation, unemployment  insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

                                      -63-

            (d)  deposits to secure the  performance  of bids,  trade  contracts
      (other than for borrowed money), leases, statutory obligations, surety and appeal bonds,  performance  bonds and other  obligations  of a like nature incurred in the ordinary course of business;

            (e)  easements,   rights-of-way,   restrictions  and  other  similar
      encumbrances  incurred in the ordinary  course of business  which,  in the aggregate,  are not  substantial  in  amount  and which do not in any case materially  detract  from the value of the  property  subject  thereto  or materially  interfere  with the  ordinary  conduct of the  business of the
      Company or such Subsidiary;

            (f) Liens securing  Indebtedness of the Company and its subsidiaries permitted by Section 7.7(C) OR 7.7(K)  incurred to finance the acquisition of Real  Estate  Inventory  or fixed or  capital  assets or a  refinancing thereof pursuant to Section 7.7(G),  provided that (i) such Liens shall be created  substantially  simultaneously  with the  acquisition of such Real
      Estate  Inventory  or  fixed  or  capital  assets  (OR,  in the  case of a refinancing  pursuant to Section  7.7(H),  such Liens shall be renewals or replacements  of  Liens  created  substantially  simultaneously  with  the acquisition of such Real Estate  Inventory or fixed or capital assets) and
      (ii) such Liens do not at any time  encumber any  property  other than the property financed by such Indebtedness;

            (g) Liens on the property or assets of a corporation which becomes a
      Subsidiary  or which is merged into the Company or a Subsidiary  after the date hereof securing Indebtedness  permitted by Section 7.7(g) (or Section
      7.7(h) in  respect  of such  indebtedness),  provided  that (i) such Liens existed at the time such corporation  became a Subsidiary or was so merged and were not created in  anticipation  thereof,  (ii) any such Lien is not spread  to cover any  additional  property  or assets of such  corporation after the time such corporation  becomes a Subsidiary or is so merged, and
      (iii) the amount of Indebtedness secured thereby is not increased;

            (h) Liens on  assets  of the  Financial  Services  Segment  securing indebtedness of the financial services segment permitted by Section 7.7(E)
      OR 7.7(J); and

            (i) judgment and other  similar  Liens  arising in  connection  with court  proceedings,  provided that (i) the execution or other  enforcement thereof is  effectively  stayed and the claims  secured  thereby are being actively  contested in good faith by appropriate  proceedings  and (ii) no
      Default or Event of Default shall have occurred and be continuing.

      7.9  LIMITATION  ON  GUARANTEE  OBLIGATIONS.  Neither  the Company nor any
Restricted  Subsidiary  will  create,  incur,  assume  or  suffer  to exist  any
Guarantee Obligation except:

                                      -64-

            (a) the Company and other entities within the  Homebuilding  Segment may incur Guarantee  Obligations  for the benefit of the Ryland  Financial
      Division;

            (b) the entities  within the  Financial  Services  Segment may incur other Guarantee Obligations;

            (c) the Company and other entities within the  Homebuilding  Segment may incur  Guarantee  Obligations  in  respect  of  letters  of credit and completion  bonds  permitted  pursuant to subsection (l) or (m) of SECTION
      7.7;

            (d)  Subsidiaries of the Company may incur Guarantee  Obligations IN
      RESPECT OF THE  SPECIFIED  DEBT,  PROVIDED  that  simultaneously  with the execution  and  delivery  of  any  guaranty  in  respect  thereof  by  any
      Subsidiary,  such  Subsidiary  shall  execute and deliver a  substantially identical guaranty in respect of all obligations of the Company under this
      Agreement and the other Loan Documents; and

            (e) the Company may incur  Guarantee  Obligations for the benefit of
      Subsidiaries, Consolidated Joint Ventures and other joint ventures in each case in the Homebuilding Segment.

      7.10  LIMITATIONS  OF  FUNDAMENTAL  CHANGES.  Neither  the Company nor any
Restricted Subsidiary will enter into any merger, consolidation or amalgamation, or  liquidate,  wind  up or  dissolve  itself  (or  suffer  any  liquidation  or dissolution),  or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, except:

            (a) any  Restricted  Subsidiary  of the  Company  may be  merged  or consolidated with or into the company,  provided that the company shall be the continuing or surviving  corporation,  or with or into any one or more wholly-owned  restricted  subsidiaries  of the company,  provided that the wholly owned Restricted Subsidiary or Subsidiaries shall be the continuing or surviving corporation;

            (b) any wholly-owned Restricted Subsidiary may sell, lease, transfer or  otherwise  dispose  of  any  or all  of  its  assets  (upon  voluntary liquidation  or  otherwise)  to  the  Company  or any  other  wholly-owned
      Restricted Subsidiary of the Company;

            (c) the  Company  or any  Restricted  Subsidiary  may  sell,  lease, transfer or  otherwise  dispose of any or all of its assets to the Company or any  Restricted  Subsidiary  of the  Company,  whether  existing  on or created after the date of this agreement,  provided that if the transferor is the Company or a Guarantor,  the  transferee  shall be the Company or a
      Guarantor; and

            (d) sales,  conveyances,  leases,  assignments,  transfers  or other dispositions of property, business or assets permitted under Section 7.11.

                                      -65-

      7.11 LIMITATION ON SALES OF ASSETS. Neither the Company nor any Restricted
Subsidiary will convey,  sell, lease,  assign,  transfer or otherwise dispose of any of its property, business or assets (including, without limitation, stock of
Subsidiaries,  receivables  and  leasehold  interests  and,  with respect to the
Financial Services Segment, its loan servicing portfolios), whether now owned or hereafter acquired, except:

            (a)   obsolete or worn out property disposed of in the ordinary
      course of business;

            (b)   the sale of inventory in the ordinary course of business;

            (c) the sale or  discount  of  accounts  receivable  arising  in the
      ordinary   course  of  business  in  connection  with  the  compromise  or collection thereof;

            (d)  the  sale  or  discount   without  recourse  of  mortgage  loan
      receivables;

            (e) the sale by the Financial  Services  Segment of its rights under loan servicing portfolios;

            (f) as permitted by Section 7.10 (other than  pursuant to subsection
      (d) thereof);

            (g) the sale of mortgages and mortgage-backed or other securities by the Financial Services Segment;

            (h) the sale,  transfer or other disposition of any stock,  property or assets of the Limited-Purpose Subsidiaries;

            (i) the sale, transfer or other disposition of Cash Equivalents; and

            (j) any other sale or disposition  of property or assets  (INCLUDING
      STOCK OR ASSETS OF  SUBSIDIARIES),  PROVIDED that the aggregate book value of all assets so sold or disposed  of in any period of twelve  consecutive months  shall not exceed 10% of the book value of the  consolidated  total assets  of the  Company  (excluding  the  assets  of the  Limited  Purpose
      Subsidiaries) as at the beginning of such twelve-month period.

      7.12  LIMITATION  ON  DIVIDENDS.  The Company  will not declare or pay any dividend  (other than  dividends  payable solely in common stock of the Company)
on, or make any  payment  on  account  of, or set apart  assets for a sinking or other analogous fund for, the purchase,  redemption,  defeasance,  retirement or other  acquisition  of, any  shares of any class of stock of the  Company or any warrants  or  options to  purchase  any such  stock,  whether  now or  hereafter outstanding,  or make any other distribution in respect thereof, either directly or  indirectly,  whether in cash or property or in obligations of the Company or
any  Subsidiary  (such  declarations,   payments,   setting  apart,   purchases,
redemptions,  defeasances,  retirements,  acquisitions and  distributions  being herein called "restricted  payments"),  except that (a) the Company may make any
Restricted Payment so long as, after giving effect thereto,  no Default or Event of  Default  will be in  existence  and (b) the  Company  may in any  event  pay dividends in respect of the Company's Series A ESOP Convertible  Preferred Stock
for any period in any amount not  exceeding the amount of principal and interest payable to the Company for such period by the recipient of such dividends.

      7.13  LIMITATION ON  INVESTMENTS.  Neither the Company nor any  Restricted
Subsidiary will make any Investments, except:

                                      -66-

            (a)  extensions  of trade credit and other  payables in the ordinary
      course  of  business  and   extensions   of   non-material   advances  for
      Improvements  to property  not then owned by the  Company in the  ordinary course of  business  provided  that the  Company  shall give notice to the
      Banks  of  any  such  non-material   advances  aggregating  in  excess  of
      $10,000,000 in any fiscal quarter;

            (b)   Investments in Cash Equivalents;

            (c)   acquisitions   by  the  Company  or  any  of  its   Restricted
      Subsidiaries  within the  Homebuilding  Segment of assets  constituting  a
      BUSINESS  UNIT OR THE  CAPITAL  STOCK OF ANY  PERSON,  PROVIDED  that such business unit or Person is engaged in the same general type of business as conducted  by  the  Company  or one of  its  Restricted  Subsidiaries  and
      PROVIDED,  FURTHER,  that  before any such  acquisition  and after  giving effect  thereto,  no Default or Event of Default shall be in existence and
      the  Company   shall,   at  its  sole  expense,   have  delivered  to  the
      Administrative  Agent  not  less  than 10 days  prior  to the date of such
      acquisition  a  certificate   to  such  effect,   in  form  and  substance
      satisfactory  to  the  Administrative   Agent,  signed  by  a  Responsible
      Official;

            (d)   acquisitions   by  the  Company  or  any  of  its   Restricted
      Subsidiaries other than acquisitions permitted under subsection (c) or (H)
      OF THIS SECTION 7.13 of, or investments in, assets constituting a BUSINESS
      UNIT OR THE CAPITAL  STOCK OF ANY  PERSON;  PROVIDED,  that the  aggregate
      amount  of   consideration   paid  by  the  Company  and  its   Restricted
      Subsidiaries  for  all  such  acquisitions  of  assets  or  capital  stock
      (including as a part of such  consideration any Indebtedness  assumed as a part  thereof) does not exceed an aggregate  amount equal to  $25,000,000;
      AND PROVIDED,  FURTHER,  that after giving effect  thereto,  no Default or
      Event of Default shall be in existence;

            (e) (i) Investments by the Company or any of its Subsidiaries within the Homebuilding  Segment in joint ventures in an aggregate amount for all such  Investments not exceeding at any date an amount equal to the greater of (A) 15% of the  Company's  Consolidated  Tangible  NET  WORTH  LESS the
      aggregate  amount of  Investments  (if any) by the  Company  or any of its
      Subsidiaries  within the Homebuilding  Segment in joint ventures which are in default in the payment of  principal  of or  interest  on  non-recourse
      Indebtedness or in the observance or performance of any other agreement or condition  relating to such non-recourse  Indebtedness or contained in any instrument  or agreement  evidencing,  securing or relating  thereto,  the effect of which  default in  observance  or  performance  is to cause,  or permit the holder or holders of such  non-recourse  Indebtedness to cause, with the giving of notice if required,  such non-recourse  Indebtedness to become due prior to its stated maturity, or (B) $45,000,000;

                                      -67-

            (f)  Investments  by  the  Company  in  any  Subsidiary  within  the
      Homebuilding  Segment or by any Subsidiary within the Homebuilding Segment in the Company or in any other Subsidiary within the Homebuilding Segment;

            (g)  Investments  by the  Company  or any other  entity  within  the
      Homebuilding Segment in the Financial Services Segment;

            (h) Investments by entities within the Financial Services Segment in any Person and acquisitions of assets  constituting a business unit or the capital  stock of any Person by  entities  within the  Financial  Services
      Segment;

            (i)  loans  and   advances  to  employees  of  the  Company  or  its
      Subsidiaries  for travel,  entertainment  and  relocation  expenses in the ordinary course of business; and

            (j)  other  loans  and  advances  to  employees  of the  Company  in connection  with incentive or stock purchase plans or  arrangements  in an aggregate amount not to exceed $3,000,000 at any time outstanding.

      7.14  LIMITATION ON OPTIONAL PAYMENTS AND MODIFICATION OF DEBT
INSTRUMENTS.

            (a) Neither the Company nor any Restricted  Subsidiary will (i) make any optional  payment or prepayment  on or redemption of any  Subordinated
      Debt or  (ii)  amend,  modify  or  change,  or  consent  or  agree  to any amendment, modification or change to, any of the terms (including, without limitation,  the subordination terms) of any Subordinated Debt (other than any such amendment, modification or change in form reasonably satisfactory to the  majority  banks),  provided  that  so  long  as no  Default  is in existence or would result therefrom,  the Company may prepay  Subordinated
      Debt to the extent that the aggregate face amount of the Subordinated Debt so prepaid after the date of this Agreement does not exceed $25,000,000.

            (b) No Restricted  Subsidiary within the Financial  Services Segment will  amend,  modify or  change,  or  consent  or agree to any  amendment, modification  or change  to,  any of the terms of any debt  instrument  to which  it  is a  party  the  effect  of  which  would  be  to  (i)  impose restrictions  on the payment of dividends,  directly or indirectly,  to or for the benefit of the Company  which  would  limit such  dividends  to an aggregate amount for all Restricted Subsidiaries in the Financial Services
      Segment in any fiscal year which is less than the  Combined  Net Income of the Financial  Services Segment for the current fiscal year or (ii) impose restrictions  on the  making  by such  Restricted  Subsidiaries  of Credit
      Advances,  directly  or  indirectly,  to or for the benefit of the Company which  would limit such Credit  Advances  to an  aggregate  amount for all
      Restricted  Subsidiaries in the Financial  Services  Segment which is less than $25,000,000 at any time  OUTSTANDING,  PROVIDED that provisions which by their  terms  would  impose  such  restrictions  only in the event of a default under such debt  instrument and solely as a result of such default shall not be deemed to be included in the  restrictions  described  in the foregoing clauses (i) or (ii).

                                      -68-

      7.15 TRANSACTIONS WITH AFFILIATES.  Neither the Company nor any Restricted
Subsidiary will enter into any transaction,  including,  without limitation, any purchase,  sale,  lease or exchange of property or the rendering of any service, with any Affiliate  unless such  transaction is otherwise  permitted  under this
Agreement, or is upon fair and reasonable terms no less favorable to the Company or such  Subsidiary,  as the case may be, than it would  obtain in a  comparable arm's-length transaction with a Person not an Affiliate.

      7.16  FISCAL  YEAR.  The  Company  will not permit the fiscal  year of the
Company to end on a day other than December 31.

      7.17  COMPLIANCE  WITH  ERISA.  Neither  the  Company  nor any  Restricted
Subsidiary will (a) terminate any Plan so as to result in any material liability to the PBGC, (b) engage in any "prohibited  transaction"  (as defined in Section
4975 of the Code or Section 406 of ERISA)  involving any Plan which would result in a  material  liability  for an  excise  tax or civil  penalty  in  connection therewith,  (c)  incur or  suffer to exist  any  material  "accumulated  funding deficiency"  (as  defined in  Section  302 of  ERISA),  whether  or not  waived, involving any Plan, or (d) allow or suffer to exist any event or condition which presents a material risk of incurring a material liability to the PBGC by reason of termination of any such Plan.

      7.18  PREFERRED   STOCK.  The  Company  will  not  permit  any  Restricted
Subsidiary  within  the  Homebuilding  Segment to issue  preferred  stock to any
Person other than the Company.

ARTICLE 8:  EVENTS OF DEFAULT AND REMEDIES UPON DEFAULT.

      8.1 EVENTS OF DEFAULT.  The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

            (a) The Company shall fail to pay any principal of any Note when due in accordance with the terms thereof or hereof;  or the Company shall fail to pay any interest on any Note,  or any other amount  payable  hereunder, within two days (or 15 days in the case of the Letter of Credit Fee or the
      Issuance  Fee or 5 days in the  case of any  other  fee)  after  any  such interest or other amount becomes due in accordance  with the terms thereof or hereof; or

                                      -69-

            (b)  Any  representation  or  warranty  made or  deemed  made by the
      Company or any Guarantor  herein or in any other Loan Document or which is contained in any certificate or document furnished at any time under or in connection  with this Agreement  shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

            (c) The Company shall default in the  observance or  performance  of any  agreement  contained  in article 7 (other than the  Sections  7.5 and
      7.6); or

            (d) The Company shall default in the  observance or  performance  of any other agreement contained in this Agreement (other than as PROVIDED IN
      PARAGRAPHS  (A) THROUGH (C) OF THIS  SECTION  8), and such  default  shall continue unremedied (i) for a period of 90 days in the CASE OF SECTION 7.5
      OR 7.6,  or  (ii)  for a  period  of 30  days  in the  case  of any  other provision; or

            (e) The  Company  or any of its  Restricted  Subsidiaries  shall (i)
      default in any payment of  principal  of or  interest on any  Indebtedness having an aggregate  principal  balance of $10,000,000 or more (other than the Notes) or in the payment of any Guarantee Obligation of $10,000,000 or more in the aggregate, beyond the period of grace (not to exceed 15 days), if  any,  provided  in  the  instrument  or  agreement  under  which  such
      Indebtedness or Guarantee  Obligation was created;  or (ii) default in the observance or performance of any other agreement or condition  relating to any  such  Indebtedness  or  Guarantee  Obligation  or  contained  in  any instrument or agreement  evidencing,  securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition  is to cause,  or to permit the holder or holders of such  Indebtedness  or beneficiary or  beneficiaries  of such Guarantee
      Obligation  (or a trustee or agent on behalf of such  holder or holders or beneficiary  or  beneficiaries)  to  cause,  with the  giving of notice if required,  such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable,  provided that the failure by
      Ryland  Mortgage  Company  or any  of its  Subsidiaries  to pay  any  such
      Indebtedness  or  Guarantee   Obligation  in  the  form  of  reimbursement
      obligations  in respect of  letters  of credit  issued for the  account of
      Ryland Mortgage  Company or any of its  Subsidiaries  backing  obligations under master servicing agreements shall not constitute an Event of Default under this  subsection  (e) until the date which is 90 days after the date on which such reimbursement obligations become due and payable; or

                                      -70-

            (f) (i) The  Company  or any of its  Restricted  Subsidiaries  shall commence  any case,  proceeding  or other action (A) under any existing or
      future  law  of  any  jurisdiction,   domestic  or  foreign,  relating  to
      bankruptcy,  insolvency,  reorganization or relief of debtors,  seeking to have an order  for  relief  entered  with  respect  to it, or  seeking  to
      adjudicate  it  a  bankrupt  or  insolvent,   or  seeking  reorganization,
      arrangement, adjustment, winding-up, liquidation, dissolution, composition or  other  relief  with  respect  to it  or  its  debts,  or  (B)  seeking appointment  of a  receiver,  trustee,  custodian,  conservator  or  other similar  official for it or for all or any substantial part of its assets, or the Company or any of its Restricted  Subsidiaries shall make a general assignment  for the  benefit  of its  creditors;  or (ii)  there  shall be commenced  against the Company or any of its Restricted  Subsidiaries  any
      case,  proceeding  or other  action of a nature  referred to in clause (i)
      above  which (A)  results  in the entry of an order for relief or any such adjudication  or appointment or (B) remains  undismissed,  undischarged or unbonded  for a period  of 60  days;  or (iii)  there  shall be  commenced against  the  Company  or any of its  Restricted  Subsidiaries  any  case, proceeding or other action  seeking  issuance of a warrant of  attachment, execution,  distraint or similar  process  against all or any  substantial part of its  assets  which  results  in the entry of an order for any such relief which shall not have been vacated,  discharged, or stayed or bonded pending appeal within 60 days from the entry thereof;  or (iv) the Company or any of its Restricted Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence  in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Company or any of its  Restricted  Subsidiaries  shall  generally not, or shall be unable to, or shall  admit in writing its  inability  to, pay its debts as they become due; or

            (g) (i) Any Person shall engage in any "prohibited  transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any
      Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA),  whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan  shall  arise on the assets of the
      Company or any Commonly Controlled Entity,  (iii) a Reportable Event shall occur with  respect to, or  proceedings  shall  commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single  Employer  Plan,  which  Reportable  Event or  commencement  of proceedings or  appointment of a trustee is, in the reasonable  opinion of the Majority  Banks,  likely to result in the termination of such Plan for purposes  of Title  IV of  ERISA,  (iv) any  Single  Employer  Plan  shall terminate  for  purposes  of Title IV of  ERISA,  (v) the  Company  or any
      Commonly  Controlled  Entity shall,  or in the  reasonable  opinion of the
      Majority  Banks is likely to,  incur any  liability in  connection  with a withdrawal from, or the Insolvency or  Reorganization  of, a Multiemployer
      Plan,  or (vi) any other  event or  condition  shall  occur or exist  with respect to a Plan;  and in each case in clauses  (i)  through  (vi) above,
      such  event  or  condition,   together  with  all  other  such  events  or
      conditions,  if any,  could  reasonably  be  expected  to have a  Material
      Adverse Effect; or

            (h) One or more  judgments or decrees  shall be entered  against the
      Company or any of its Restricted Subsidiaries involving in the aggregate a liability  (not paid or fully covered by insurance) of $10,000,000 or more and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

            (i)   A Designated Event shall occur;

                                      -71-

            (j) The Company shall cease to own,  directly or indirectly and free and clear of any Lien, 100% of the issued and outstanding capital stock of
      Ryland Homes of California, Inc. and Ryland Mortgage Company; or

            (k) The Guaranty  shall cease,  for any reason,  to be in full force and effect, or the Company or any Guarantor shall so assert in writing.

      8.2 REMEDIES.  If any Event of Default occurs,  the  Administrative  Agent shall, at the request of, or may, with the consent of, the Majority Banks,

            (a)  declare  the  obligation  of each  Bank to make  Loans  and the obligation  of  the  Issuing  Bank  to  issue  Letters  of  Credit  to  be terminated, whereupon such obligations shall be terminated;

            (b) declare the unpaid  principal  amount of all outstanding  Loans, all  interest  accrued and unpaid  thereon and all other  amounts  payable under the Loan  Documents to be due and payable  forthwith,  whereupon the same shall become immediately due and payable without presentment, demand, protest or other  notice of any kind,  all of which are  hereby  expressly waived by the Company; and

            (c)  exercise  on  behalf of itself  and the  Banks all  rights  and remedies  available  to it and the  Banks  under  the  Loan  Documents  or applicable law;

PROVIDED, HOWEVER, that upon the occurrence of any event specified in clause (I)
OR (II) OF  SUBSECTION  (F) OF SECTION 8.1, the  obligation of each Bank to make
Loans and the  obligation  of the Issuing Bank to issue  Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall  automatically  become due and payable  without further act of the  Administrative  Agent or any Bank. Upon the occurrence of any Event of Default, the Company shall immediately pay to the
Administrative  Agent,  for the  benefit  of the  banks,  an  amount  (the  "l/c obligations  amount") equal to the aggregate  outstanding L/C  Obligations;  and upon receipt of the payment of the L/C Obligations  Amount,  the  Administrative
Agent shall  deposit such funds in an  interest-bearing  cash account (the "cash account") in the name of the Company maintained with the Administrative Agent as to which the Company shall have no right of withdrawal except as provided below.
The Company hereby irrevocably  authorizes and directs the Administrative  Agent to apply amounts on deposit in the Cash Account against draws on the outstanding
Letters  of Credit as such draws are made.  Upon  expiration  of all  Letters of
Credit and payment in full of all draws thereunder and all outstanding Loans and other  Obligations,  the  amounts  then on deposit in the Cash  Account  and any interest  accrued  thereon  shall then be returned to the Company (to the extent any funds remain in the Cash Account after application of such funds as provided above.)

                                      -72-

      8.3 RIGHTS NOT  EXCLUSIVE.  The rights and remedies of the  Administrative
Agent and Banks  provided for in this Agreement and the other Loan Documents are cumulative  and are not  exclusive of any other  rights,  powers,  privileges or remedies provided by law or in equity,  or under any other instrument,  document or agreement now existing or hereafter arising.

ARTICLE 9:    THE ADMINISTRATIVE AGENT.

      9.1 APPOINTMENT AND AUTHORIZATION.  Each Bank hereby irrevocably appoints, designates and authorizes  the  Administrative  Agent to take such action in its behalf under the  provisions of this  Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this  Agreement or any other Loan  Document,  together with such powers as are reasonably  incidental  thereto.  Notwithstanding any provision to the  contrary  contained  elsewhere  in  this  Agreement  or in any  other  Loan
Document,   the   Administrative   Agent   shall   not   have  any   duties   or
responsibilities,  except  those  expressly  set  forth  herein,  nor  shall the
Administrative  Agent have or be deemed to have any fiduciary  relationship with any  Bank,  and  no  implied  covenants,  functions,  responsibilities,  duties, obligations or  liabilities  shall be read into this Agreement or any other Loan
Document or otherwise exist against the Administrative Agent.

      9.2 DELEGATION OF DUTIES. The Administrative  Agent may execute any of its duties  under this  Agreement or any other Loan  Document by or through  agents, employees  or  attorneys-in-fact  and shall be  entitled  to  advice of  counsel concerning all matters pertaining to such duties. The Administrative Agent shall
not  be   responsible   for  the  negligence  or  misconduct  of  any  agent  or
attorney-in-fact that it selects with reasonable care.

      9.3     LIABILITY OF AGENT.  None of the Administrative Agent-Related
Persons shall:

              (a) be liable for any  action  taken or omitted to be taken by any of them  under or in  connection  with this  Agreement  or any other  Loan
      Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or

              (b) be  responsible  in any  manner  to any of the  Banks  for any recital,  statement  representation or warranty made by the Company or any
      Subsidiary or Affiliate of the Company, or any officer thereof,  contained in this  Agreement or in any other Loan Document,  or in any  certificate, report,  statement  or other  document  referred to or provided for in, or received by the  Administrative  Agent under or in connection  with,  this
      Agreement or any other Loan Document,  or for the value of or title to any collateral, or the validity, effectiveness, genuineness, enforceability or sufficiency  of this  Agreement  or any other  Loan  Document,  or for any failure of the Company or any other party to any Loan  Document to perform its obligations hereunder or thereunder.

                                      -73-

No  Agent-Related  Person shall be under any obligation to any Bank to ascertain or to inquire  as to the  observance  or  performance  of any of the  agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties,  books or records of the Company or any of the Company's
Subsidiaries or Affiliates.

      9.4     RELIANCE BY AGENT.

              (a) The Administrative  Agent shall be entitled to rely, and shall be fully  protected  in relying,  upon any  writing,  resolution,  notice, consent,  certificate,  affidavit,  letter, telegram,  facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed,  sent or made by the proper Person or Persons,  and upon advice and statements of legal counsel
      (including  counsel to the  Company),  independent  accountants  and other experts selected by the  Administrative  Agent. The  Administrative  Agent
      shall be fully  justified  in failing or refusing to take any action under this  Agreement or any other Loan  Document  unless it shall first receive such advice or concurrence of each Bank as it deems appropriate and, if it so requests,  it shall first be  indemnified  to its  satisfaction  by the
      Banks  against any and all  liability and expense which may be incurred by it by  reason  of  taking  or  continuing  to take  any such  action.  The
      Administrative  Agent shall in all cases be fully protected in acting,  or in refraining from acting, under this Agreement or any other Loan Document in accordance  with a request or consent of each Bank and such request and any action taken or failure to act pursuant  thereto shall be binding upon all of the Banks.

              (b) For purposes of  determining  compliance  with the  conditions specified in Article 4, each Bank that has executed this  Agreement  shall be deemed to have  consented  to,  approved or accepted or to be satisfied with,  each  document or other  matter  either sent by the  Administrative
      Agent to such Bank for consent, approval,  acceptance or satisfaction,  or required  thereunder  to be consented to or approved by or  acceptable  or satisfactory to the Bank.

      9.5 NOTICE OF  DEFAULT.  The  Administrative  Agent shall not be deemed to have  knowledge or notice of the  occurrence of any Default or Event of Default, except with respect to defaults in the payment of  principal,  interest and fees required  to be paid to the  Administrative  Agent for the account of the Banks, unless the  Administrative  Agent shall have received written notice from a Bank or the Company referring to this Agreement,  describing such Default or Event of
Default  and  stating   that  such  notice  is  a  "notice  of   default".   The
Administrative  Agent will notify the Banks of its  receipt of any such  notice.
The Administrative  Agent shall take such action with respect to such Default or
Event of Default as may be requested by the majority  banks in  accordance  with article 8; provided, however, that unless and until the Administrative Agent has received  any such  request,  the  Administrative  Agent  may (but  shall not be obligated to) take such action, or refrain from taking such action, with respect to such  Default or Event of Default as it shall deem  advisable  or in the best interest of the Banks.

                                      -74-

      9.6   CREDIT   DECISION.   Each  Bank   acknowledges   that  none  of  the
Administrative  Agent-Related Persons has made any representation or warranty to it, and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Company  and its  Subsidiaries,  shall be deemed to constitute any  representation  or warranty by any  Agent-Related  Person to any
Bank.   Each  Bank  represents  to  the   Administrative   Agent  that  it  has,
independently  and without reliance upon any  Agent-Related  Person and based on such  documents  and  information  as it has  deemed  appropriate,  made its own appraisal  of  and  investigation  into  the  business,  prospects,  operations, property,  financial and other condition and creditworthiness of the Company and its Subsidiaries,  the value of and title to any collateral,  and all applicable bank regulatory laws relating to the transactions  contemplated hereby, and made its own  decision  to enter  into this  Agreement  and to  extend  credit to the
Company  hereunder.  Each Bank also represents that it will,  independently  and without reliance upon any  Agent-Related  Person and based on such documents and information as it shall deem  appropriate at the time,  continue to make its own credit  analysis,  appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents,  and to make such investigations as it deems necessary to inform itself as to the business,  prospects,  operations, property,  financial and other  condition and  creditworthiness  of the Company.
Except for notices,  reports and other documents expressly herein required to be furnished to the Banks by the  Administrative  Agent, the  Administrative  Agent
shall not have any duty or responsibility to provide any Bank with any credit or other  information  concerning the business,  prospects,  operations,  property, financial and other condition or  creditworthiness of the Company which may come into the possession of any of the Administrative Agent-Related Persons.

      9.7 INDEMNIFICATION.  Whether or not the transactions  contemplated hereby are  consummated,  the Banks  shall  indemnify  upon  demand the  Administrative
Agent-Related  Persons  (to the  extent  not  reimbursed  by or on behalf of the
Company and without limiting the obligations of the Company to do so), pro rata, from  and  against  any  and  all  liabilities  covered  by any  indemnification hereunder;  provided,  however,  that no Bank shall be liable for the payment to the  Administrative  Agent-Related  Persons of any  portion of such  liabilities resulting  solely from such Person's  gross  negligence  or willful  misconduct.
Without   limitation   of  the   foregoing,   each  Bank  shall   reimburse  the
Administrative  Agent  upon  demand  for  its  ratable  share  of any  costs  or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative
Agent in connection with the preparation,  execution, delivery,  administration, modification,  amendment or enforcement  (whether  through  negotiations,  legal proceedings  or  otherwise)  of,  or  legal  advice  in  respect  of  rights  or responsibilities under, this Agreement, any other Loan Document, or any document contemplated  by or  referred to herein,  to the extent that the  Administrative
Agent is not  reimbursed  for such expenses by or on behalf of the Company.  The undertaking  in this  Section  shall  survive  the  payment  of all  Obligations hereunder and the resignation or replacement of the Administrative Agent.

      9.8 AGENT IN INDIVIDUAL  CAPACITY.  BofA and its Affiliates may make loans to, issue letters of credit for the account of, accept  deposits  from,  acquire equity  interests  in and  generally  engage  in any  kind  of  banking,  trust, financial  advisory,  underwriting  or other  business  with the Company and its
Subsidiaries  and  Affiliates as though BofA were not the  Administrative  Agent hereunder and without notice to or consent of the Banks.  Each Bank acknowledges
that,  pursuant  to  such  activities,   BofA  or  its  Affiliates  may  receive
information regarding the Company or its Affiliates (including  information that may be subject to  confidentiality  obligations  in favor of the Company or such
Subsidiary) and  acknowledges  that the  Administrative  Agent shall be under no obligation to provide such  information  to it. With respect to its Loans,  BofA shall have the same rights and powers under this Agreement as any other bank and may exercise the same as though it were not the  Administrative  Agent,  and the terms "Bank" and "Banks" include BofA in its individual capacity.

                                      -75-

      9.9 SUCCESSOR AGENT. The Administrative  Agent may resign as Agent upon 30 days'  notice to the  Banks.  If the  Administrative  Agent  resigns  under this
Agreement,  the  Majority  Banks shall  appoint from among the Banks a successor agent for the Banks upon the written consent of the Company and the Banks (which consents shall not be unreasonably  withheld or delayed).  If no successor agent
is  appointed   prior  to  the  effective   date  of  the   resignation  of  the
Administrative  Agent,  the  Administrative  Agent may appoint a successor agent from among the Banks upon the written  consent of the  Company and the  Majority
Banks (which consents shall not be unreasonably  withheld or delayed).  Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the
term  "Agent"  shall  mean  such  successor  agent  and  the  retiring   Agent's
appointment,  powers and duties as Agent shall be terminated. After any retiring
Agent's  resignation  hereunder as Agent, the provisions of this Article 9 shall inure to its benefit as to any actions  taken or omitted to be taken by it while it  was  Agent  under  this  Agreement.  If  no  successor  agent  has  accepted appointment as Agent by the date which is 30 days  following a retiring  Agent's notice of  resignation,  the retiring  Agent's  resignation  shall  nevertheless thereupon  become effective and the Banks shall perform all of the duties of the
Administrative  Agent  hereunder  until such time, if any, as the Majority Banks appoint a successor agent as provided for above.

      9.10    WITHHOLDING TAX.

              (a) If any Bank is a "foreign  corporation,  partnership or trust"
      within the meaning of the Code and such Bank claims  exemption  from, or a reduction  of, U.S.  withholding  tax under  Sections  1441 or 1442 of the
      Code, such Bank agrees with and in favor of the  Administrative  Agent, to deliver to the Administrative Agent and the Company:

                  (i) if such Bank claims an exemption  from, or a reduction of, withholding  tax  under  a  United  States  tax  treaty,  properly completed  IRS  Forms  1001  and W-8  before  the  payment  of any interest in the first  calendar year and before the payment of any interest  in each third  succeeding  calendar  year  during  which interest may be paid under this Agreement;

                  (ii) if  such  Bank  claims  that  interest  paid  under  this
              Agreement is exempt from United States  withholding tax because it is effectively connected with a United States trade or business of such Bank, two properly  completed and executed copies of IRS Form
              4224  before  the  payment  of any  interest  is due in the  first taxable year of such Bank and in each  succeeding  taxable year of such Bank during which interest may be paid under this  Agreement, and IRS Form W-9; and

                                      -76-

                  (iii) such other  form or forms as may be  required  under the
              Code  or  other  laws  of the  United  States  as a  condition  to exemption from, or reduction of, United States withholding tax.

              Such Bank agrees to promptly  notify the  Administrative  Agent of any change in  circumstances  which  would  modify or render  invalid  any claimed exemption or reduction.

              (b)  If  any  Bank  claims   exemption   from,  or  reduction  of,
      withholding  tax under a United  States tax treaty by  providing  IRS Form
      1001 and such Bank sells, assigns, grants a participation in, or otherwise transfers  all or part of the  Obligations  of the Company to such bank in
      accordance   with   Section   10.6,   such  Bank   agrees  to  notify  the
      Administrative Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company to such Bank. To the extent of such percentage amount, the Administrative Agent will treat such Bank's
      IRS Form 1001 as no longer valid.

              (c) If any Bank claiming  exemption from United States withholding tax by filing IRS Form 4224 with the Administrative Agent sells,  assigns, grants a  participation  in,  or  otherwise  transfers  all or part of the
      Obligations  of the Company to such Bank in accordance  with Section 10.6, such Bank agrees to undertake sole  responsibility  for complying with the withholding  tax  requirements  imposed by  Sections  1441 and 1442 of the
      Code.

              (d) If any  Bank is  entitled  to a  reduction  in the  applicable withholding tax, the  Administrative  Agent may withhold from any interest payment to such Bank an amount  equivalent to the  applicable  withholding tax  after  taking  into  account  such  reduction.  If the forms or other documentation required by subsection (a) of this Section are not delivered to the Administrative  Agent, then the  Administrative  Agent may withhold from any interest  payment to such Bank not providing  such forms or other documentation an amount equivalent to the applicable withholding tax.

              (e) If the IRS or any other  Governmental  Authority of the United
      States or other jurisdiction asserts a claim that the Administrative Agent did not  properly  withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered, was not properly executed,  or because such Bank failed to notify the Administrative  Agent of a change  in  circumstances  which  rendered  the  exemption  from,  or reduction of,  withholding tax ineffective,  or for any other reason) such
      Bank shall indemnify the Administrative  Agent fully for all amounts paid, directly or indirectly,  by the Administrative  Agent as tax or otherwise, including  penalties and interest,  and including any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this
      Section,  together with all costs and expenses (including Attorney Costs).
      The  obligation  of the Banks  under this  subsection  shall  survive  the payment of all  Obligations  and the  resignation  or  replacement  of the
      Administrative Agent.

                                      -77-

      9.11  PERFORMANCE  BY THE  ADMINISTRATIVE  AGENT.  In the  event  that the
Company  shall  default in or fail to perform any of its  obligations  under the
Loan  Documents,  which default is not cured within any applicable  cure period, the  Administrative  Agent  shall  have the  right,  but not the  duty,  without limitation upon any of the  Administrative  Agent's or the Banks rights pursuant
thereto,   to  perform  the  same,   and  the  Company  agrees  to  pay  to  the
Administrative  Agent within five (5) Banking Days after demand,  all reasonable costs and expenses incurred by the Administrative Agent in connection therewith, including without limitation  reasonable Attorney Costs,  together with interest thereon  from the date which is five (5) Banking Days after demand until paid at a rate per annum equal to the reference rate plus 2%.

      9.12 ACTIONS.  The Administrative  Agent shall have the right to commence, appear in, and defend any action or  proceeding  purporting to affect the rights or duties of the Banks hereunder or the payment of any funds,  and in connection therewith the Administrative  Agent may pay necessary expenses,  employ counsel, and pay Attorney Costs. The Company agrees to pay to the  Administrative  Agent, within five (5) Banking Days after  demand,  all  reasonable  costs and expenses incurred by the Administrative Agent in connection therewith,  including without limitation  reasonable  Attorney Costs,  together with interest thereon from the date which is 5 Banking  Days after  demand until paid at a rate per annum equal to the reference rate plus 2%.

      9.13 SYNDICATION AGENT AND CO-AGENTS.  Notwithstanding  anything contained herein which may be construed to the contrary,  none of the  Syndication  Agent, the  Co-Agents,  the Arranger,  the Co-Lead  Arranger,  the Book Manager and the
Co-Book   Manager  shall  exercise  any  of  the  rights  or  have  any  of  the responsibilities of the Administrative  Agent hereunder,  or any other rights or responsibilities  other than their  respective  rights and  responsibilities  as
Banks hereunder.

ARTICLE 10:   MISCELLANEOUS.

      10.1  AMENDMENTS  AND WAIVERS.  No amendment or waiver of any provision of this  Agreement or any other Loan  Document,  and no consent with respect to any departure by the Company therefrom,  shall be effective unless the same shall be in writing and signed by the Majority Banks (or by the  Administrative  Agent at
the written request of the Majority  Banks) and the Company and  acknowledged by the Administrative Agent, and then any such waiver or consent shall be effective only in the  specific  instance  and for the  specific  purpose for which given;
provided,  however, that no such waiver,  amendment, or consent shall, unless in writing  and signed by all the Banks and the  Company  and  acknowledged  by the
Administrative Agent, do any of the following:

                                      -78-

              (a)  increase or extend the  Commitment  of any Bank,  unless such
      Bank has consented thereto in writing;

              (b)  postpone  or delay any date  fixed by this  Agreement  or any other Loan Document for any payment of principal,  interest, fees or other amounts  due to the  Banks (or any of them)  hereunder  or under any other
      Loan Document;

              (c) reduce the  principal  of, or the rate of  interest  specified herein on, any Loan,  the  amount of the L/C  Obligations,  or any fees or other amounts payable hereunder or under any other Loan Document;

              (d) change the  percentage of the  Commitments or of the aggregate unpaid  principal  amount of the Loans which is required  for the Banks or any of them to take any action hereunder;

              (e) amend the  percentages set forth in Section 2.5(b) used in the calculation of the Borrowing Base;

              (f) amend the definition of Majority Banks;

              (g) amend  this  Section or any  provision  herein  providing  for consent or other action by all Banks;

              (h) discharge any Guarantor; or

              (i) amend,  or perform any act pursuant to, any  provision  herein expressly requiring the consent of each Bank;

AND, PROVIDED  FURTHER,  that no amendment,  waiver or consent shall,  unless in writing and signed by the Administrative Agent in addition to the Majority Banks or all the  Banks,  as the case may be,  affect  the  rights  or  duties  of the
Administrative Agent under this Agreement or any other Loan Document.  Each Bank shall  bear its Pro  Rata  Share  of all  costs  and  expenses  incurred  in any amendment,  waiver or consent  pursuant to this  Agreement not reimbursed by the
Company.

                                      -79-

      10.2 COSTS,  EXPENSES AND TAXES. Subject to the proviso, the Company shall pay on demand the reasonable costs and expenses of the Administrative  Agent and the Banks in connection with the negotiation,  preparation, execution, delivery, administration,  amendment, waiver and enforcement of the Loan Documents and any matter  related  thereto and any  litigation  or dispute  with  respect  thereto
(including any bankruptcy or similar proceedings),  including without limitation attorney's fees and disbursements; provided, however, that the Company shall not be liable for any expenses of any Bank other than BofA (for itself and as Agent)
in  connection  with  the  negotiation,  preparation,  execution,  delivery  and administration  of the Loan Documents  (provided  further,  that the immediately preceding proviso shall not be deemed to limit the right of each Bank to payment from the Company of all reasonable  costs and expenses  incurred by each Bank as aforesaid in connection with any and all future amendments, waivers, enforcement actions,  litigation,  negotiations  and other  actions  or  matters  other than assignments  or  participations  with respect to which the only amounts  payable shall be the processing fee owing  pursuant to Section  10.6(A)  relating to the
Loans and Loan Documents).  Any amount payable to the  Administrative  Agent and the banks under this  Section  10.2 shall,  from the date of demand for payment, and any  other  amount  payable  to the  Administrative  Agent  under  the  Loan
Documents  which is not paid  when due or within  any  applicable  grace  period shall,  thereafter,  bear  interest  at the rate in effect  under each Note with respect to ABR Borrowings.

      10.3 NO WAIVER;  CUMULATIVE REMEDIES.  No failure to exercise and no delay in exercising,  on the part of the Administrative  Agent or any Bank, any right, remedy,  power or privilege  hereunder,  shall operate as a waiver thereof;  nor shall any single or partial  exercise of any right,  remedy,  power or privilege hereunder  preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

      10.4 PAYMENTS SET ASIDE. To the extent that the Company makes a payment to the Administrative  Agent or the Banks, or the Administrative Agent or the Banks
exercise  their  right of  set-off,  and such  payment or the  proceeds  of such set-off  or any  part  thereof  are  subsequently  invalidated,  declared  to be fraudulent or  preferential,  set aside or required  (including  pursuant to any settlement  entered  into  by the  Administrative  Agent  or  such  Bank  in its discretion)  to be  repaid  to a  trustee,  receiver  or  any  other  party,  in
connection  with  any  bankruptcy,  insolvency,   reorganization,   arrangement,
moratorium  or other  similar  proceeding  relating to or  affecting  creditors'
rights  generally  or  otherwise,  then (a) to the extent of such  recovery  the obligation or part thereof originally  intended to be satisfied shall be revived and  continued  in full force and effect as if such payment had not been made or such set-off had not occurred,  and (b) each Bank severally agrees to pay to the
Administrative  Agent upon demand its Pro Rata Share of any amount so  recovered from or repaid by the Administrative Agent.

      10.5  SUCCESSORS AND ASSIGNS.  The  provisions of this Agreement  shall be binding upon and inure to the benefit of the parties hereto and their respective successors  and assigns,  except that the Company may not assign or transfer any of its rights or  obligations  under this  Agreement  without the prior  written consent of the  Administrative  Agent and each  Bank,  and no Bank may assign or transfer  any of its  rights  or  obligations  under  this  Agreement  except in accordance with Section 10.6.

                                      -80-

      10.6    ASSIGNMENTS, PARTICIPATIONS, ETC.

              (a) Any Bank may,  with the written  consent of (i) the Company at all times other than during the  existence  of an Event of Default  (which consent  shall  not be  unreasonably  withheld  or  delayed)  and (ii) the
      Administrative Agent (which consent shall not be unreasonably  withheld or delayed),  at any  time  assign  and  delegate  to one  or  more  Eligible
      Assignees  (provided  that  no  written  consent  of  the  Company  or the
      Administrative  Agent shall be required in connection  with any assignment and  delegation by a Bank to an Eligible  Assignee that is an affiliate of such Bank) which have not been a party to any material litigation with the
      Administrative  Agent or the  Company  (each an  "assignee")  all,  or any ratable part of all, of the Loans,  the  Commitments  and the other rights and  obligations of such Bank  hereunder,  in an initial minimum amount of
      $10,000,000  in the case of a  partial  assignment  and in  increments  of
      $5,000,000  in  excess  thereof  in  the  case  of a  partial  assignment;
      provided,  however,  that (A) each Bank (including each Eligible Assignee)
      must retain a Commitment of not less than $15,000,000  after giving effect to such assignment  unless its Commitment has been reduced to zero by such assignment (except for the Banks which act as the Administrative Agent and
      Syndication  Agent,  respectively,  which each must retain a Commitment of not less than  $50,000,000,  except if such Banks resign as Administrative
      Agent or Syndication  Agent, as  applicable),  and (B) the Company and the
      Administrative  Agent may continue to deal solely and  directly  with such
      Bank in connection  with the interest so assigned to an Assignee until (1)
      written  notice of such  assignment,  together with payment  instructions, addresses and related information with respect to the Assignee, shall have been given to the  Company and the  Administrative  Agent by such Bank and the Assignee;  (2) such Bank and its Assignee  shall have delivered to the
      Company and the  Administrative  Agent an assignment and acceptance in the form of exhibit "f" ("assignment  and acceptance")  together with any Note or Notes subject to such  assignment and (3) the assignor Bank or Assignee has paid to the  Administrative  Agent a  processing  fee in the amount of
      $3,500.  All costs and  expenses  incurred  by an  assigning  Bank in such assignment shall be borne by such Bank.

              (b) From and after the date that the Administrative Agent notifies the  assignor  Bank that it has  received  (and  provided its consent with respect to and received the consent of the Company to the extent  required with respect to) an executed  Assignment and Acceptance and payment of the above-referenced  processing fee, (i) the Assignee  thereunder  shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and  obligations of a Bank under the Loan  Documents,  and (ii)
      the  assignor  Bank  shall,  to the extent  that  rights  and  obligations hereunder  and under the other Loan  Documents  have been  assigned  by it pursuant to such Assignment and  Acceptance,  relinquish its rights and be released from its obligations under the Loan Documents.

                                      -81-

              (c) Within  five  Banking  Days after its receipt of notice by the
      Administrative  Agent that it has  received  an  executed  Assignment  and acceptance  and all  necessary tax forms under Section 9.10 and payment of the  processing  fee (and provided that it consents to such  assignment in accordance with Section 10.6(A)), the Company shall execute and deliver to the  Administrative  Agent, new Notes evidencing such Assignee's  assigned
      Loans and  Commitment  and, if the assignor Bank has retained a portion of its Loans and its Commitment, replacement Notes in the principal amount of the Loans retained by the assignor Bank (such Notes to be in exchange for, but not in payment of, the Notes held by such Bank). Immediately upon each
      Assignee's  making its  processing  fee payment under the  Assignment  and
      Acceptance,  this  Agreement  shall be deemed to be amended to the extent, but only to the extent,  necessary to reflect the addition of the Assignee and the resulting  adjustment of the Commitments  arising  therefrom.  The
      Commitment  allocated to each Assignee shall reduce such Commitment of THE assigning bank pro tanto.

              (d) Any Bank may,  with the written  consent of (i) the Company at all times other than during the  existence  of an Event of Default  (which consent shall be at the Company's sole and absolute  discretion)  and (ii)
      the Administrative Agent (which consent shall not be unreasonably withheld or delayed), at any time sell to one or more commercial banks or financial institutions (a "participant")  participating  interests in any Loans, the
      Commitment  of that  Bank  and the  other  interests  of  that  bank  (the
      "originating   bank")  hereunder  and  under  the  other  loan  documents;
      provided,  however, that (A) the originating Bank's obligations under this
      Agreement shall remain  unchanged,  (B) the originating  Bank shall remain solely  responsible  for  the  performance  of such  obligations,  (C) the
      Company and the  Administrative  Agent  shall  continue to deal solely and directly  with the  originating  Bank in connection  with the  originating
      Bank's  rights and  obligations  under this  Agreement  and the other Loan
      Documents,  and (D) no Bank  shall  transfer  or grant  any  participating interest under which the  Participant  has rights to approve any amendment to, or any consent or waiver with respect to, this  Agreement or any other
      Loan  Document,  except to the extent  such  amendment,  consent or waiver would require  unanimous  consent of the Banks as described in clause (b),
      (c) OR (G) of the first  proviso to section  10.1. in the case of any such participation,  the  participant  shall  be  entitled  to the  benefit  of
      Sections 3.5, 3.7 and 10.12 as though it were also a Bank hereunder,  and, if amounts  outstanding  under this Agreement are due and unpaid, or shall have  been  declared  or  shall  have  become  due and  payable  upon  the occurrence  of an Event of Default,  each  Participant  shall be deemed to have the right of  set-off in respect  of its  participating  interest  in amounts owing under this  Agreement to the same extent as if the amount of its participating  interest were owing directly to it as a Bank under this
      Agreement.

              (e) Each Bank agrees to take normal and reasonable precautions and exercise  due care to  maintain  the  confidentiality  of all  information identified as "confidential" or "secret" by the Company and provided to it by the Company or any Subsidiary,  or by the Administrative  Agent on such
      Company's or Subsidiary's  behalf,  under this Agreement or any other Loan
      Document,  and  neither  it nor any of its  Affiliates  shall use any such information  other  than  in  connection  with or in  enforcement  of this
      Agreement  and  the  other  Loan  Documents;  except  to the  extent  such information  (i) was or becomes  generally  available  to the public other than as a  result  of  disclosure  by the  Bank,  or (ii)  was or  becomes available  on a  non-confidential  basis  from a  source  other  than  the
      Company,  provided  that such  source  is not  bound by a  confidentiality agreement with the Company known to the Bank;  provided,  however that any
      Bank may disclose such  information  (A) at the request or pursuant to any requirement of any Governmental  Authority to which the Bank is subject or in connection with an examination of such Bank by any such authority;  (B)
      pursuant to subpoena or other court process; (C) when required to do so in accordance  with the provisions of any applicable  Requirement of Law; (D)
      to the extent  reasonably  required in connection  with any  litigation or proceeding to which the Administrative Agent, any Bank or their respective
      Affiliates  may be  party;  (E)  to  the  extent  reasonably  required  in connection  with the  exercise of any remedy  hereunder or under any other
      Loan  Document;   (F)  to  such  Bank's  independent  auditors  and  other
      professional  advisors;  (G) to any  Participant  or  Assignee,  actual or potential,  provided  that  such  Person  agrees in  writing  to keep such information  confidential  to  the  same  extent  required  of  the  Banks hereunder,  and (H) as to any Bank, as expressly permitted under the terms of any other document or agreement regarding  confidentiality to which the
      Company is party or is deemed party with such Bank.

                                      -82-

              (f)  Notwithstanding  any other provision in this  Agreement,  any
      Bank may at any time create a security interest in, or pledge,  all or any portion of its rights  under and interest in this  Agreement  and the Note held  by it in  favor  of any  Federal  Reserve  Bank in  accordance  with
      Regulation A of the FRB or U.S. Treasury Regulation 31 CFR ss.203.14,  and
      such Federal Reserve Bank may enforce such pledge or security  interest in any manner permitted under applicable Law.

      10.7 SET-OFF. In addition to any rights and remedies of the Banks provided by Law, if an Event of Default exists or the Loans have been  accelerated,  each
Bank is  authorized  at any time and from time to time,  without prior notice to the Company,  any such notice being waived by the Company to the fullest  extent permitted by law, to set off and apply any and all deposits (general or special, time or demand,  provisional  or final  excluding the Company's  customer  trust accounts) at any time held by, and other indebtedness at any time owing by, such
Bank to or for the credit or the  account  of the  Company  against  any and all
Obligations  owing to the Banks,  now or  hereafter  existing,  irrespective  of whether or not the  Administrative  Agent or such Bank  shall  have made  demand under this Agreement or any Loan Document and although such  Obligations  may be contingent or unmatured. Each Bank agrees promptly to notify the Company and the
Administrative  Agent after any such set-off and application  made by such bank;
provided,  however,  that the failure to give such  notice  shall not affect the validity of such set-off and application.

                                      -83-

      10.8  NOTIFICATION  OF ADDRESSES,  LENDING  OFFICES,  ETC. Each Bank shall notify the  Administrative  Agent in writing  of any  changes in the  address to which  notices to the Bank  should be  directed,  of  addresses  of any  Lending
Office,  of payment  instructions  in respect of all  payments  to be made to it hereunder and of such other  administrative  information  as the  Administrative
Agent shall reasonably request.

      10.9 SURVIVAL OF REPRESENTATIONS  AND WARRANTIES.  All representations and warranties  of the  Company  contained  herein  or in any  certificate  or other writing  delivered by or on behalf of the Company  pursuant to any Loan Document will  survive  the  making  and  repayment  of the Loans and the  execution  and delivery  of each  Note,  and have  been or will be  relied  upon by each  Bank, notwithstanding any investigation made by such Bank or on its behalf.

      10.10 NOTICES. Except as otherwise provided herein or in each Note:

              (a)  all  notices,   requests,   demands,   directions  and  other
      communications  provided  for  hereunder  and  under  each Note must be in writing  and must be  mailed,  telecopied,  delivered  or sent by telex or cable to the  appropriate  party at the address set forth on the signature pages of this  Agreement or, as to any party,  at any other address as may be  designated  by it in a  written  notice  sent to the  other  party  in accordance with this Section 10.10, and

              (b)  if  any  notice,   request,   demand,   direction   or  other
      communication  is given by mail it will be  effective  on the  earlier  of receipt or the third calendar day after deposit in the United States mails with first class or airmail postage prepaid; if given by telecopier,  when received  by the  recipient;  if given by  cable,  when  delivered  to the telegraph  company with charges prepaid;  if given by telex, when sent; or
      if given by personal delivery, when delivered.

      10.11 INDEMNITY BY THE COMPANY. The Company agrees to indemnify,  save and hold harmless each Bank, the Administrative Agent and their directors, officers, agents,  attorneys  and  employees  (collectively  the  "INDEMNITEES")  from and against  (a) any and all claims,  demands,  actions or causes of action that are asserted  against any indemnitee by any Person if the claim,  demand,  action or cause of action  directly or indirectly  relates to a claim,  demand,  action or cause of action  that the  Person  has or  asserts  against  the  Company or any
officer,   director  or  shareholder  of  the  Company,  and  (b)  any  and  all liabilities,  losses,  costs or  expenses  (including  Attorney  Costs) that any indemnitee  suffers or incurs as a result of the  assertion  of any such  claim, demand,  action or cause of  action,  other than any such  liabilities,  losses, costs and expenses  arising from the gross  negligence or willful  misconduct of the indemnitee.

      10.12  INTEGRATION  AND  SEVERABILITY.  This  Agreement and the other Loan
Documents  comprise the complete and integrated  agreement of the parties on the subject  matter hereof and supersede all prior  agreements,  written or oral, on the subject matter hereof. Any provision in any Loan Document that is held to be inoperative,  unenforceable  or invalid in any  jurisdiction  shall,  as to that jurisdiction,  be inoperative,  unenforceable  or invalid without  affecting the remaining  provisions  or the  operation,  enforceability  or  validity  of that provision in any other jurisdiction,  and to this end the provisions of the Loan
Documents are declared to be severable.

                                      -84-

      10.13  COUNTERPARTS.  This  Agreement  may be  executed  in any  number of separate  counterparts,  each of  which,  when so  executed,  shall be deemed an original,  and all of said  counterparts  taken  together  shall  be  deemed  to constitute but one and the same instrument.

      10.14 NO THIRD PARTIES BENEFITED.  This Agreement is made and entered into for the sole  protection  and legal  benefit  of the  Company,  the  Banks,  the
Administrative  Agent and the Administrative  Agent-Related  Persons,  and their permitted  successors  and  assigns,  and no other  Person  shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

      10.15 SECTION  HEADINGS.  Section  headings in this Agreement are included for  convenience  of reference  only and are not part of this  Agreement for any other purpose.

      10.16 FURTHER ACTS BY THE COMPANY. The Company agrees, at its own expense, to do such acts and execute  and  deliver  such  documents  as any Bank,  acting through the Administrative  Agent, from time to time reasonably requires for the purpose of carrying out the intention or  facilitating  the  performance  of the terms hereof.

      10.17 TIME OF THE ESSENCE. Time is of the essence of the Loan Documents.

      10.18  GOVERNING  LAW.  The loan  documents  shall  be  governed  by,  and construed  and enforced in  accordance  with,  the internal laws of the state of illinois without regard to the conflict of law provisions thereof.

      10.19  SUBMISSION TO  JURISDICTION.  The Company  hereby  irrevocably  and unconditionally:

              (a)  submits for itself and its  property  in any legal  action or proceeding  relating to this  Agreement  and the other Loan  Documents  to which  it is a  party,  or for  the  recognition  and  enforcement  of any judgment in respect thereof, to the non-exclusive  general jurisdiction of the courts of the State of  Illinois,  the courts of the United  States of
      America  for the  Northern  District of  Illinois,  and  appellate  courts therefrom;

              (b) consents that any such action or proceeding  may be brought in such courts and waives any objection  that it may now or hereafter have to the venue of any such action or  proceeding in any such court or that such action or proceeding was brought in an  inconvenient  court and agrees not to plead or claim the same;

                                      -85-

              (c)  agrees  that  service  of  process  in  any  such  action  or proceeding  may be effected  by mailing a copy  thereof by  registered  or certified  mail  (or any  substantially  similar  form of  mail),  postage prepaid,  to the Company at its address set forth on the signature page of this  Agreement or at such other  address as may be  designated by it in a written  notice to the  Administrative  Agent in  accordance  with Section
      10.11; and

              (d) agrees that  nothing  herein  shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

      10.20 WAIVER OF JURY TRIAL. THE COMPANY,  THE ADMINISTRATIVE AGENT AND THE
BANKS HEREBY  IRREVOCABLY AND  UNCONDITIONALLY  WAIVE TRIAL BY JURY IN ANY LEGAL
ACTION OR PROCEEDING  RELATING TO THIS  AGREEMENT OR THE NOTES OR ANY OTHER LOAN
DOCUMENT AND FOR COUNTERCLAIMS THEREIN.

                            [SIGNATURE PAGES FOLLOW]

                                      -86-

      IN WITNESS  WHEREOF,  the parties  hereto have caused this Agreement to be duly executed as of the date first above written.

                                  THE COMPANY:

                       THE RYLAND GROUP, INC., a Maryland
                                   corporation

                                       By:   ________________________
                                             [Printed Name and Title]

                                       By:   ________________________
                                             [Printed Name and Title]

                              Address for Notices:

                            The Ryland Group, Inc.
                            11000 Broken Land Parkway
                            Columbia, Maryland 21044-3562
                            Attn: Treasurer
                            Telephone: (410) 715-7022
                            Telecopier:(410) 715-7909

                                      -87-

                            THE BANKS:

                            BANK OF AMERICA, N.A., a national
                            banking association, as Administrative
                            Agent and a Bank

                                       By:
                                             [Printed Name and Title]

                            Address for Notices:

                            Bank of America, N.A.
                            231 South LaSalle Street
                            Chicago, Illinois 60697
                            Attn: Ms. Kelley P. Prentiss
                            Telephone: (312) 828-7363
                            Telecopier:(312) 974-4970

                            LIBOR Lending Office:

                            Bank of America, N.A.
                            231 South LaSalle Street
                            Chicago, Illinois 60697
                            Attn: Linda Patarini
                            Telephone: (312) 828-5144
                            Telecopier:(312) 828-3950

                                        GUARANTY FEDERAL BANK, F.S.B.,

                                        as Co-Agent and a Bank

                                        By:   _______________________________

                                        Name: ______________________________

                                        Title:_______________________________

                                        BANK ONE, NA, as Syndication Agent
                                        and a Bank  (Main Office Chicago)

                                        By:   _____________________________

                                        Name: ____________________________

                                        Title: ____________________________

                                        FIFTH THIRD BANK, as a Bank

                                        By:   ______________________________

                                        Name:   ____________________________

                                        Title:  ____________________________

                                        BANK UNITED, as Co-Agent and a Bank

                                        By:   _____________________________

                                        Name:   ___________________________

                                        Title:   ___________________________

                                        PNC BANK, NATIONAL ASSOCIATION,

                                        as a Bank

                                        By:   ______________________________

                                        Name:   ____________________________

                                        Title:  ____________________________

                                        ALLFIRST BANK, as a Bank

                                        By: _______________________________

                                        Name:   ____________________________

                                        Title:  ____________________________

                                        COMERICA BANK, as a Bank

                                        By:   ______________________________

                                        Name: _____________________________

                                        Title: _____________________________

                                        SUNTRUST BANK, ATLANTA,

                                        as a Bank

                                        By:   ________________________________

                                        Name:   ______________________________

                                        Title:  ______________________________

                                        WACHOVIA BANK, N.A.,

                                        as a Bank

                                        By:  ______________________________

                                        Name:   ___________________________

                                        Title:   ___________________________

                                     ANNEX I

                            COMMITMENTS OF THE BANKS

                               BANK GROUP MEMBERS

-------------------------------------------------------------------------------

          BANK                      AMOUNT                    % SHARE

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Bank of America, N.A.           $ 75,000,000.00           20.000000001%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Bank One, NA                    $ 75,000,000.00           20.000000000%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Guaranty Federal Bank,          $ 50,000,000.00           13.333333333%
F.S.B.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Bank United                     $ 50,000,000.00           13.393333333%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

PNC Bank, National              $ 30,000,000.00              8.000000000%
Association
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Wachovia Bank                   $ 25,000,000.00              6.666666667%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Fifth Third Bank                $ 20,000,000.00              5.333333333%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

SunTrust Bank, Atlanta          $ 20,000,000.00              5.333333333%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Allfirst Bank                   $ 15,000,000.00              4.000000000%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Comerica Bank                   $ 15,000,000.00              4.000000000%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                    ANNEX II

                                   GUARANTORS

Ryland Homes of California, Inc.

Ryland Communities, Inc.

Ryland Homes Investment - Texas, Inc.

RH Investment of Indiana, Inc.

                                    ANNEX III

                           ILLUSTRATION OF UNUSED FEES

NON-USE FEE "A"

-------------------------------------------------------------------------------

Example 1              $200,000,000 outstanding           $175,000,000 available
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Non-use Fee "A"      =($187,500,000-$200,000,000)*15bps
                     =-($12,500,000) *15pbs =$0
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Example 2               $100,000,000 outstanding          $275,000,000 available
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Non-use Fee "A"      =($187,500,000-$100,000,000)*15pbs
                     = ($ 87,500,000)*15bps = $131,250
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

NON-USE FEE "B"
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Example 1              $200,000,000 outstanding           $175,000,000 available
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Non-use Fee "B"     =($375,000,000-$200,000,000)*10pb
                    =($175,000,000)*10bps = $175,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Example 2              $100,000,000 outstanding           $275,000,000 available
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Non-use Fee "B"      =($375,000,000-$187,500,000)*10bps
                     =($187,500,000)*10bps = $187,500
------------------------------------------------------------------------------

                                 SCHEDULE 2.9.1

                           EXISTING LETTERS OF CREDIT
--------------------------------------------------------------------------------

                              THE RYLAND GROUP INC.

                          OUTSTANDING LETTERS OF CREDIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L/C NO.      BENEFICIARY NAME               AMOUNT         EFF. DATE   EXP. DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L000870      Loudoun Co Board                $26,000.00      5/3/95    04/28/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L000936      City of Crystal Lake            $24,005.60     8/23/93    08/22/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L000938      City of Crystal Lake            $12,964.75     8/23/93    08/22/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L000945      Bd of County Supervisor          $5,000.00     6/12/95    02/09/01
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L001141      Loudoun Co Board                $25,000.00      5/9/94    05/03/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L001181      Lake in the hills               $23,300.00     6/20/94    06/15/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L041941      Village of Grayslake           $937,364.00     9/15/95    09/14/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L041942      Village of Grayslake           $725,175.00     9/15/95    09/14/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L041943      Village of Grayslake           $486,156.00     9/15/95    09/14/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L042050      Village of West Dundee         $269,073.75    10/20/95    10/19/00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L906750      Baltimore County, MA            $20,000.00      4/4/96    04/03/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L917770      New Wildwood Park               $42,300.00    10/24/96    12/31/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L919278      Crosland/Blakeney               $40,000.00    11/25/96    11/21/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L919279      Crosland/Blakeney               $30,000.00    11/25/96    11/21/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L919310      Village of Lake in the          $28,350.00    12/11/96    12/11/99
             hills
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L920569      Stewart Title Company          $148,500.00      5/9/97    05/09/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L920738      City of Maple Grove             $10,000.00     7/24/97    07/23/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L920768      Ashburn Village Develop        $100,000.00      9/8/97    08/24/00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L920771      Farmington Village              $45,000.00     8/28/97    08/28/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L920843      Gray,Harris and Robin          $245,000.00    10/16/97    10/16/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L920844      First American Title            $64,055.00    10/17/97    03/31/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L920851      Village of Arlington           $180,530.00    10/23/97    10/01/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L920852      Village of Arlington           $275,500.00    10/23/97    10/01/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L920857      Quail Run South                 $61,600.00    10/28/97    10/28/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L920863      Commissioner of Ins            $100,000.00    10/30/97    10/29/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L920864      Commissioner of Ins            $565,250.00    10/30/97    10/29/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L920865      Commissioner of Ins            $150,000.00    10/30/97    10/29/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L920866      Commissioner of Ins             $50,000.00    10/30/97    10/29/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L920867      Commissioner of Ins            $100,000.00    10/30/97    10/29/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L920868      Commissioner of Ins              $5,000.00    10/30/97    10/29/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L920911      Barkley Woods Inc               $49,500.00     12/8/97    12/08/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L920912      Barkley Woods Inc               $83,500.00     12/8/97    12/08/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L920928      Village of Lake in the          $55,000.00    12/12/97    12/12/99
             Hills
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L920937      Westbrook Highland              $44,000.00    12/16/97    12/13/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L920945      Chastain Glen, Inc             $250,000.00    12/18/97    12/18/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L970587      Yost Development Corp           $50,000.00     1/23/98    01/23/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L970618      Village of Arlington            $66,664.43     2/11/98    08/10/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L970626      Priske-Jones Venture           $100,000.00     2/13/98    02/13/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L970665      Gray,Harris and Robin          $100,000.00      3/4/98    03/04/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L970676      Village of Schaumburg            $2,000.00      3/9/98    03/09/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L970697      Commissioner of Ins            $300,000.00     3/27/98    03/31/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L970745      Canyon Valley, Ltd              $50,000.00     4/22/98    07/15/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L970777      Cornerstone Title Co           $300,000.00      5/5/98    05/04/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L970783      Westbrook Highland              $26,000.00      5/6/98    05/06/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L970785      Village of Lindenhurst         $424,255.00      5/7/98    05/07/00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L970805      Escrow Agt:Smith Ronick        $100,000.00     5/21/98    05/21/00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L970808      Smith,Ronick,Corbin             $50,000.00     5/22/98    05/22/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L970809      Smith,Ronick,Corbin             $50,000.00     5/22/98    05/22/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L970810      Westbrook Westchase             $61,500.00     5/22/98    05/22/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L970852      City of Maple Grove             $53,500.00     6/16/98    02/01/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L970853      City of Maple Grove            $516,700.00     6/16/98    02/01/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L970867      Fairways of Blackhawk          $150,000.00     6/23/98    06/25/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L970875      Cornerstone Title Co           $100,000.00     6/25/98    06/25/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000229      Cornerstone Title Co            $21,000.00     8/17/98    08/17/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000180      Commonwealth Land Title        $300,000.00     7/31/98    03/31/00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000108      Multiple Insurance             $211,788.00     7/13/98    07/12/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000144      Crosland/Blakeney              $100,000.00     7/23/98    07/23/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000135      Republic Bank                  $199,900.00     7/20/98    07/20/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000225      Village of Antioch            2,490,040.88     8/14/98    08/13/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000308      City of Maple Grove            $478,400.00     9/14/98    02/01/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000318      Vallecitos Water Dist          $100,000.00     9/16/98    09/15/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000327      City of Euless                  $50,000.00     9/18/98    09/30/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000230      Hausman-Bandera Part           $150,000.00     8/17/98    12/31/01
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000342      Perfection Partners            $202,000.00     9/28/98    09/28/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000356      City of Maple Grove             $97,000.00     10/5/98    02/01/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000377      Spenceola Belleview             $70,000.00    10/14/98    10/15/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000460      Cornerstone Title Co            $10,000.00    11/13/98    11/12/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000525      Cornerstone Title Co            $79,000.00     12/3/98    12/03/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000546      Cornerstone Title Co           $137,500.00     12/9/98    12/09/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000582      Village of Lindenhurst       $1,000,723.00    12/22/98    12/22/99

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000583      Cornerstone Title Co            $10,000.00    12/22/98    12/22/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000584      Crosland/Blakeney              $188,000.00    12/22/98    12/22/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L523603      Pasco County Board             $408,141.44    11/30/98    12/02/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L523605      Pasco County Board             $292,185.00    11/30/98    12/02/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L940847      Pasco County (Iso FA)            $6,323.25    11/30/98    01/25/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L940848      Pasco County (Iso FA)           $23,827.13    11/30/98    01/25/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L940849      Pasco County (Iso FA)           $24,562.50    11/30/98    01/25/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L940850      Pasco County (Iso FA)           $11,065.20    11/30/98    01/25/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

L940851      Regency Communities             $29,914.82    11/30/98    01/25/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000650      Imperial Partners              $199,900.00     1/21/99    01/21/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000651      Lumberman's Investment         $138,240.00     1/21/99    01/21/00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000685      Robert C. Rhein Int            $800,000.00      2/1/99    02/01/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000697      Berry Creek Section            $348,000.00      2/4/99    12/31/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000663      Gray,Harris and Robin          $390,000.00     1/27/99    01/27/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000664      Gray,Harris and Robin          $874,500.00     1/27/99    01/27/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000671      Cornerstone Title Co           $250,000.00     1/27/99    01/27/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000672      Smith,Ronick,Corbin            $200,000.00     1/27/99    01/27/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000715      First American Title           $467,000.00      2/9/99    02/01/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000717      City of Apopka                   $4,500.00     2/10/99    02/12/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000763      Mew Haven, Inc                  $62,000.00      3/2/99    03/05/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000797      Spenceola Belleview             $10,000.00     3/15/99    03/15/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000826      SSS Holdings, LLP              $100,000.00     3/26/99    12/31/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000864      Cornerstone Title Co           $132,000.00     4/14/99    04/14/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000867      Thornwood Associates           $100,000.00     4/15/99    07/30/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000869      Thornwood Associates           $100,000.00     4/15/99    12/31/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000878      Pecan 840, LTD.                $150,000.00     4/19/99    07/30/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000883      Kenneth Newby                   $40,000.00     4/22/99    04/10/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000887      Encino 219, LTD                 $20,000.00     4/23/99    04/23/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000888      Norman Reitmeyer                $25,000.00     4/23/99    04/23/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000902      Smith,Ronick,Corb               $50,000.00     4/27/99    04/27/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000940      Westbrook Westchase            $144,000.00      5/7/99    05/07/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000976      Smith,Ronick,Corb               $50,000.00     5/19/99    05/19/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C000999      Prince George's Center         $200,000.00      6/1/99    06/01/00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001000      Cornerstone Title Co            $10,000.00      6/1/99    06/01/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001001      Harris Trust and Savings     $4,830,000.00      6/2/99    06/04/00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001009      First American Title           $700,000.00      6/3/99    06/01/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001016      Heritage Renaisance            $150,000.00      6/3/99    06/03/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001017      Aurora National Bank           $100,000.00      6/3/99    06/03/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001023      Fidelity National Title         $10,000.00      6/7/99    06/07/00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001062      Horizon Investment           $1,200,000.00     6/16/99    06/16/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001076      Village of Streamwood        $3,557,156.00     6/22/99    06/22/00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001116      Spenceola Belleview             $50,000.00      7/6/99    07/06/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001118      Commissioner of Ins             $29,750.00      7/7/99    07/07/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001170      City of Mesa                   $166,031.00     7/20/99    07/20/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001171      Westbrook Greatwood            $296,000.00     7/20/99    07/20/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001172      Prince George's Center         $150,000.00     7/20/99    07/20/00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001181      Elkton-Wolf Limited            $475,000.00     7/21/99    07/21/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001182      Mayfield W, LLC                $240,000.00     7/21/99    07/21/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001193      Ashburn Village Develop        $180,000.00     7/27/99    07/27/00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001203      Linowes and Blocher            $150,000.00     7/28/99    07/28/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001224      Corporation of the P           $200,000.00      8/3/99    08/03/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001250      Village of South Elgin         $700,000.00     8/10/99    08/10/00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001260      Pace/Dowd Properties            $50,000.00     8/18/99    08/18/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001263      Cibolo Deer Creek Pr            $24,500.00     8/18/99    05/31/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001284      Village Manager                 $60,000.00     8/25/99    08/25/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001289      Terra Maria, LLC                $23,500.00     8/27/99    09/02/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001291      The Estate of Helen             $45,150.00     8/27/99    11/30/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001295      Adam's Porter and Radi         $275,000.00     8/27/99    08/27/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001298      First National Bank            $100,000.00     8/30/99    08/30/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001299      David Wiesbrook and             $50,000.00     8/30/99    08/30/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001300      Douglas F. Eshelman             $10,000.00     8/30/99    08/30/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001301      Cornerstone Title Co           $240,000.00     8/30/99    09/30/01
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001216      Village of South Elgin         $972,960.00     7/30/99    07/30/00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001355      Concord Hills Limited           $25,000.00     9/28/99     9/28/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001356      Concord Hills Limited           $25,000.00     9/28/99     9/28/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001357      Meadowbrook Limited             $25,000.00     9/28/99     9/28/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001358      Meadowbrook Limited             $25,000.00     9/28/99     9/28/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001359      Cymill Partners, Limited       $100,000.00     9/28/99     9/28/00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001290      Samuel A. and Carrie             $4,850.00     8/27/99    11/30/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001305      Cornerstone Title Co.           $41,000.00      9/2/99     9/30/01
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001306      Baltimore County, MA           $286,388.00      9/2/99      9/2/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001314      Cornerstone Title Co.          $150,000.00      9/9/99      9/9/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001320      The Arundel Corporation         $10,000.00     9/13/99     9/13/00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001388      L-V L.L.P.                      $25,000.00     10/4/99     10/4/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001389      Meadowbrook Limited            $100,000.00     10/4/99     10/4/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C001390      Baltimore County, MA           $181,500.00     10/4/99     10/5/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     7308335 Village of Lisle               $488,904.74      9/9/96    07/01/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     7301872 Cigna Insurance Co           $2,353,935.00     5/31/96    04/01/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     7401068 Treasurer, County of Lake      $204,700.00     1/15/99    04/01/01

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             TOTAL OUTSTANDING           $38,434,579.49

--------------------------------------------------------------------------------

                                  SCHEDULE 5.4

                                  SUBSIDIARIES

Associates Mortgage Funding Corp.
Associates, Funding, Inc.
Brock Acceptance Corporation
Brock Glenfed Associates
Brock Glenfed Chapman
Brock Glenfed San Rafael
Brock Griffin Enterprises
Brock Home Cap Archibald Ranch
Brock Home Cap Palmdale
Brock HomeFed Communities La Quinta
Brock MBK Northern Hills
Brock Sand Dollar Placentia
Brock Ventures, Inc.
CB Partners
CC Holding Company
Columbia National Risk Retention Group, Inc.
Convest Management Corporation
Cornerstone Residential Title Agency, Ltd.
Cornerstone Title Agency, Inc.
Cornerstone Title Company
Cornerstone Title Insurance Company
Cornerstone Title, L.C.
Dubravy Joint Stock Company
Hammond Mortgage Securities Corp.
Heritage Mortgage Company
LPS Holdings Corporation
Maryland Housing Equity Fund
Maryland Housing Equity Fund II
Premier Escrow Company
Princeton Towns General Partnership
RGHI Land, Ltd.
RH Builders of Indiana, Inc.
RH Investment of Indiana, Inc.
RH Mortgage Corp.
RH of Indiana, L.P.
RH of Maryland, LLC
RH of Texas, L.P.
RVH Cascades
RyCom Joint Venture
Ryland Acceptance Corporation Five
Ryland Acceptance Corporation Four
Ryland Communities, Inc.
Ryland Homes at Hollifield Station
Ryland Homes Investment Texas, Inc.
Ryland Homes Marketing of Georgia, Inc.
Ryland Homes Midwest Realty, Inc.
Ryland Homes of Arizona, Inc.
Ryland Homes of California, Inc.
Ryland Homes of Florida Realty Corp.
Ryland Homes of Texas, Inc.
Ryland Insurance Services
Ryland Management Corp. Two
Ryland Mortgage Company
Ryland Mortgage Securities Corp. Four
Ryland Real Estate Brokerage of New Jersey, Inc.
Ryland Resource Realty, Inc.
Ryland Trading (Russia), Ltd.
Ryland Trading, Ltd.
Ryland Ventures, Inc.
Ryland/St. Petersburg Joint Stock Company
The Regency Organization, Inc.
Willbrooke Partners, LLC

                                  SCHEDULE 5.8

                                   LITIGATION

AZIZ, HERRERA, et al. v. AHMANSON and M.J. BROCK and SONS, INC.
(Lawsuit involving 41 homes in Yorba Linda, California)

BATOOSINGH, LAURA, et al. v. M.J. BROCK and SONS, INC.
(Lawsuit involving 61 homes in Riverside, California)

ALDER, HOWARD, et al. v. M.J. BROCK and SONS, INC.
(Lawsuit involving 22 homes in Simi Valley, California)

CAMPOS, CARLOS, et al. v. M.J. BROCK and SONS, INC.
(Lawsuit involving 156 homes in Palmdale, California)

                                 SCHEDULE 6.2(G)

                          Ryland Quarterly Bank Package

Information to be delivered on a quarterly basis:

1.   Quarterly Financial Report
2.   Covenant Compliance Certificate

3.   Consolidated Balance Sheet and Income Statement
4.   a)  Unconsolidated Equity Method Ryland Group, Inc. Balance Sheet

     b)  Unconsolidated Equity Method Ryland Group, Inc. Statement of Income
     c)  Consolidated Balance Sheet and Income Statements of the Ryland

         Financial Services Segment (i.e. Ryland Mortgage Company and Limited
         Purpose Subsidiary)

5.   Consolidated Statement of Cash Flows
6.   Quarterly Regional Statements of Income

7.   Provide annually:

     a)  2 Year Projected Balance Sheet and Income Statement
     b)  1 Year Budget, on a Quarterly Basis, for Balance Sheet and Income

         Statement With Underlying Assumptions
8.   Quarterly Inventory Summary by Division

                                   EXHIBIT "A"

                                      NOTE

$__________________________                  _________________________

     FOR VALUE RECEIVED,  The Ryland Group,  Inc., a Maryland  corporation  (the
"Company"), promises to pay to the order  of__________________________  ("Bank")
the principal  amount of and no/100 dollars ($) or such lesser  aggregate amount of Loans as may be made pursuant to Bank's Commitment under the Revolving Credit
Agreement  hereinafter  described,  payable as  hereinafter  set forth.  Company promises to pay interest on the principal  amount hereof  remaining  unpaid from time to time from the date hereof until the date of payment in full,  payable as hereinafter set forth.

      Reference is made to the Revolving  Credit Agreement of even date herewith among  Company and the Banks (the  "Agreement").  Terms defined in the Agreement and not otherwise  defined herein are used herein with the meanings  defined for those  terms  in the  Agreement.  This is one of the  Notes  referred  to in the
Agreement,  and any holder  hereof is entitled  to all of the rights,  remedies, benefits and privileges  provided for in the Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Agreement, among other things,  contains provisions for acceleration of the maturity hereof upon the  happening  of  certain  stated  events  upon the terms and  conditions therein specified.

      The  principal  indebtedness  evidenced  by this Note  shall be payable as provided in the Agreement and in any event on the Maturity Date.

      Interest shall be payable on the outstanding daily unpaid principal amount of each Loan  hereunder  from the date thereof  until  payment in full and shall accrue and be  payable at the rates and on the dates set forth in the  Agreement both before and after default and before and after maturity and judgment.

      Company hereby promises to pay all costs and expenses of any holder hereof incurred in collecting the undersigned's  obligations  hereunder or in enforcing or  attempting  to  enforce  any of any  holder's  rights  hereunder,  including
Attorney Costs, whether or not an action is filed in connection therewith.

      Company hereby waives presentment, demand for payment, dishonor, notice of dishonor,  protest,  notice of protest and any other notice or formality, to the fullest extent permitted by applicable laws.

      This  Note  shall be  delivered  to and  accepted  by Bank in the State of
Illinois,  and shall be governed by, and  construed  and enforced in  accordance with,  the internal Laws thereof  without regard to the choice of law provisions thereof.

                             THE RYLAND GROUP, INC.

                                       By:______________________________
                                             [Printed Name and Title]

                                   EXHIBIT "B"

                           BORROWING BASE CERTIFICATE

      The  undersigned,  being the duly  elected  ______________________  of The
Ryland Group,  Inc.  hereby  certifies  that the following is a true and correct
CALCULATION OF THE BORROWING BASE AS OF __________________,_____.

      Home Proceeds Receivable                            $
      Sold Construction in Progress
      Sold Completed Units
      Real Estate Inventory (less than 180 days)
      Real Estate Inventory (180 to 270 days)
      Finished Lots
      Land Under Development
      Raw Land - Entitled

      Borrowing Base Calculation:

      90% of Home Proceeds Receivable
      90% of Sold Construction in Progress
      90% of Sold Completed Units

      75% of Real  Estate  Inventory  (less  than 180 days)  50% of Real  Estate
      Inventory  (180 to 270  days)  70% Of  Finished  Lots*  50% of Land  Under
      Development* 25% of Raw Land - Entitled**

            Total Borrowing Base                     _______________________

      --------------------------------------

      */    The sum of 70% of Finished Lots, 50% of Land Under  Development  and
            25% of Raw Land Entitled shall not exceed 40% of the Borrowing Base.

      **/   25% of Raw Land-Entitled shall not exceed 10% of the Aggregate
            Commitment.

      Outstanding Loans                              _______________________
      Other Senior Permitted Debt                    _______________________
      Third Party Performance L/C Obligations        _______________________

            Total Senior Permitted Debt              _______________________

      Borrowing Base Surplus/(Deficit):              _______________________

                             THE RYLAND GROUP, INC.

                                       By: _____________________________
                                             [Printed Name and Title]

                                   EXHIBIT "C"

                       REQUEST FOR BORROWING/CONTINUATION/
                         REDESIGNATION/LETTER OF CREDIT

      1. This Request is executed and delivered by The Ryland Group,  Inc. ("the
Company") to the  Administrative  Agent for the Banks  pursuant to the Revolving
Credit Agreement (the "Agreement") dated as of ____________,  1999, entered into by the Company, the Banks, Bank One, NA, as Syndication Agent,  Guaranty Federal
Bank, F.S.B., as Co-Agent, Bank United, as Co-Agent and Bank of America, N.A. as
Administrative  Agent.  Any terms used herein and not defined  herein shall have the meanings defined in the Agreement.

      2. * The Company hereby requests that the Banks make Loans for the account of the Company pursuant to the Agreement, as follows:

            (a)   Amount of Loan:  $______________.

            (b) Date of Loan: _____________, ____.

            (c) Type of Loan (check one box only):

                  *     ABR Borrowing.

                  *     LIBOR Borrowing with a ______ [-month]
                        LIBOR Period ending _____________, ______.

      3. * The Company  hereby  requests that BofA make a Swing Line Advance for the account of the Company, pursuant to the Agreement, as follows:

            (a)   Amount of Loan:  $__________________.

            (b) Date of Loan: ________________, ____.

      4. * The Company hereby  requests that the Banks  redesignate  outstanding
ABR Borrowings  heretofore made or  redesignated  for the account of the Company pursuant to the Agreement, as follows:

            (a)   Total Amount of Loans to be Redesignated: $________________

            (b) Date of Redesignation: ________________, ____.

            (c) Type of Loan as so  Redesignated:  LIBOR  Borrowing  with a ____
      -month LIBOR Period ending ________________, ______.

      5. * The Company hereby requests that the Banks continue outstanding LIBOR
Borrowings  heretofore  made or  redesignated  for the  account  of the  Company pursuant to the Agreement, as follows:

            (a)   Total Amount of Loans to be Continued: $______________.

            (b)   Date of Continuation: ________________________.

            (c)  Type  of  Loan  as  so  Continued:   LIBOR.  Borrowing  with  a
_____-month LIBOR Period ending _____________, ____.

      6. The Company  hereby  requests  that the Issuing  Bank issue a Letter of
Credit in accordance with the L/C Application accompanying this request.

      7. [In connection with the Loan or Letter of Credit requested herein,  the
Company hereby  represents,  warrants and certifies to the Banks that, as of the date of the Loan or Letter of Credit requested herein:  Each  representation and warranty  made by the  Company  in Article 5 of the  Agreement  will be true and correct, both immediately before and after such Loan is made or Letter of Credit is issued, as though such  representation and warranty was made on and as of the date of such Loan or  issuance  (except to the extent  such  representation  and warranty  relates to an earlier  date);  and no Default or Event of Default will have occurred and be continuing. (If any of the foregoing statements is not true and correct,  attach a statement specifying in detail the circumstances  thereof and the  actions  the  Company  is  taking  or  proposes  to take  with  respect thereto.)]

      7.  This  Request  is  executed  on  _____________,___,  by an  Authorized
Official  of the  Company on behalf of the  Company.  The  undersigned,  in such capacity, hereby certifies each and every matter contained herein to be true and correct.

      Dated:  _________________

                             THE RYLAND GROUP, INC.

                                    By:   ________________________________
                                             [Printed Name and Title]

                                   EXHIBIT "D"

                               CONTINUING GUARANTY

TO:   BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND TO THE BANKS THAT
      ARE, OR MAY BECOME, PARTIES TO THE AGREEMENT

     The Ryland Group, Inc., a Maryland corporation (herein the "Company"),  has entered into a Revolving  Credit  Agreement  dated as of even date herewith (the
"Agreement")  with  Bank  of  America,   N.A.,  as  Administrative   Agent  (the
"Administrative  Agent"),  Bank One, NA, as Syndication  Agent,  Bank United, as
Co-Agent,  Guaranty  Federal  Bank  F.S.B.,  as Co-Agent  and certain  financial institutions  (together with any other financial institution from time to time a party to the  Agreement,  the  "Banks").  Capitalized  terms used herein and not otherwise  defined shall have the same meanings as the terms used and defined in the  Agreement.  Subject to the terms and provisions set forth in the Agreement, the Banks  have  agreed to make  Loans to the  Company.  As a  condition  to the
obligation   of  the  Banks  to  make  such   Loans,   _________________________
(collectively,   "Guarantor")  are  required  to  execute  and  deliver  to  the
Administrative Agent this Guaranty. To induce the Banks to make the Loans to the
Company as provided in the Agreement, Guarantor hereby agrees as follows:

      1.  GUARANTY  OF  OBLIGATIONS.   For  valuable  consideration,   Guarantor
unconditionally  guarantees and promises to pay to the Administrative Agent, for the benefit of the Banks,  or order,  on demand,  when due and payable in lawful money of the United States of America:

            (a)   all Obligations of the Company evidenced by each Note; and

            (b)  all  other  Obligations  of  the  Company,   including  without
      limitation  all  amendments,  modifications,   supplements,  renewals,  or
      extensions  of the  foregoing,  whether  such  amendments,  modifications, supplements,  renewals,  or extensions  are evidenced by new or additional instruments,  documents,  or  agreements or change the rate of interest on any indebtedness or the maturity thereof,  or otherwise.  All indebtedness and  obligations  covered by this  Guaranty are  hereinafter  collectively referred  to as the  "indebtedness."  The term  "indebtedness"  shall also include, without limitation on the foregoing, all interest that accrues on all or any part of the  indebtedness  after the filing of any  petition or pleading  against the Company or any other Person for a  proceeding  under any  chapter or  provision  of any  present or future  federal  bankruptcy legislation or amendments thereto.

      2. NATURE OF GUARANTY.  This  Guaranty is continuing in nature and relates to any indebtedness,  including  indebtedness  arising after the date hereof and any renewals or extensions of any indebtedness. The guaranty contained herein is a guaranty of payment and not of collection.

      3.  RIGHTS  INDEPENDENT.   The  obligations  of  Guarantor  hereunder  are
independent  of the  Obligations of the Company or any other Person or any other guarantor  or  any  security  for  the  indebtedness  or  Obligations,  and  the
Administrative  Agent may, when the Obligations are due and payable,  proceed in the  enforcement  hereof  independently  of any other  right or remedy  that the
Administrative  Agent may at any time hold with respect to the Obligations,  the indebtedness  or any security or other  guaranty  therefor.  The  Administrative
Agent may file a separate action or actions against Guarantor hereunder, whether action is brought and  prosecuted  with  respect to any  security or against the
Company or any other  Guarantor or any other  Person,  or whether the Company or any other Guarantor or any other Person is joined in any such action or actions.
Guarantor  waives  the  benefit  of any  statute of  limitations  affecting  its liability  hereunder or the  enforcement  of the  Obligations.  The liability of
Guarantor  hereunder  shall be  reinstated  and  revived,  and the rights of the
Administrative Agent and each Bank shall continue, with respect to any amount at any time paid on account of the Obligations  which shall  thereafter be required to be  restored or  returned  by the  Administrative  Agent or any Bank upon the bankruptcy, insolvency, or reorganization of the Company or any other Person, or otherwise, all as though such amount had not been paid. Guarantor further agrees that  to  the  extent  the  Company  or  Guarantor  makes  any  payment  to  the
Administrative  Agent or any Bank in  connection  with  the  Obligations  or the indebtedness  and all or any part of such payment is  subsequently  invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by the trustee,  receiver or any other entity,  whether under any bankruptcy act or otherwise  (any such  payment  is  hereinafter  referred  to as a  "Preferential
Payment"),  then  this  Guaranty  shall  continue  to be  effective  or shall be reinstated,  as the case may be, and, to the extent of such payment or repayment by  Administrative  Agent or such Bank, the  obligations or the  indebtedness or part  thereof  intended to be satisfied by such  Preferential  Payment  shall be revived and continued in full force and effect as if said  Preferential  Payment had not been made.

      4.  AUTHORITY  TO  MODIFY  THE  OBLIGATIONS.   Guarantor   authorizes  the
Administrative Agent and each Bank, without notice to or demand on Guarantor and without affecting its liability  hereunder or the  enforceability  hereof,  from time to time to: (a) supplement,  modify, amend, extend, renew,  accelerate,  or otherwise  change the time for  payment or the terms of the  Obligations  or any part thereof,  including increase or decrease the rates of interest thereon; (b)
supplement,  modify,  amend,  or  waive,  or enter  into or give any  agreement, approval,  or consent with respect to, the  indebtedness  or any part thereof or any of the Loan  Documents  or any  security or  additional  guaranties,  or any condition, covenant, default, remedy, right, representation,  or term thereof or thereunder;  (c) accept new or additional instruments,  documents, or agreements in exchange for or relative to any of the Loan  Documents or the  Obligations or
any part thereof;  (d) accept partial payments on the  Obligations;  (e) receive and hold  additional  security or  guaranties  for the  Obligations  or any part thereof or this Guaranty;  (f) release,  reconvey,  terminate,  waive,  abandon, subordinate,  exchange, substitute, transfer, and enforce the Obligations or any security or any other guaranties, and apply any security and direct the order or manner  of  sale  thereof  as the  Administrative  Agent  or  such  Bank  in its discretion  may  determine;  (g) release the Company or any other  Person or any other  guarantor from any personal  liability with respect to the Obligations or
any  part  thereof;   (h)  settle,   release  on  terms   satisfactory   to  the
Administrative Agent or such Bank or by operation of law or otherwise, compound, compromise,  collect,  or otherwise  liquidate or enforce any of the Obligations and any security or other guaranty in any manner, consent to the transfer of any security, and bid and purchase at any sale; and (i) consent to the merger or any other change,  restructure,  or  termination  of the corporate  existence of the
Company or any other Person and correspondingly restructure the Obligations, and any such  merger,  change,  restructure,  or  termination  shall not  affect the liability of Guarantor  hereunder or the  enforceability  hereof with respect to all indebtedness.

                                   Exibit D-2

      5.  WAIVER  OF  DEFENSES.  Guarantor  waives  any  right  to  require  the
Administrative  Agent or any Bank, prior to or as a condition to the enforcement of this Guaranty, to: (a) proceed against the Company or any other Person or any other guarantor; (b) proceed against or exhaust any security for the Obligations or to marshall assets in connection with foreclosing  collateral  security;  (c)
give notice of the terms,  time,  and place of any public or private sale of any
security  for  the   Obligations;   or  (d)  pursue  any  other  remedy  in  the
Administrative  Agent's or such Bank's power  whatsoever.  Guarantor  waives any defense  arising by reason of (i) any disability or other defense of the Company or any other Person with respect to the Obligations,  (ii) the  unenforceability or invalidity of the  Obligations  or any security or any other guaranty for the
Obligations or the lack of perfection or failure of priority of any security for the Obligations,  (iii) the cessation from any cause whatsoever of the liability of the Company or any other Person or any other guarantor  (other than by reason of the full  payment  and  discharge  of all  indebtedness),  or (iv) any act or omission  of the  Administrative  Agent or any Bank or any  other  Person  which directly  or  indirectly  results  in or aids the  discharge  or  release of the
Company or any other Person or the Obligations or any security or other guaranty therefor by  operation  of law or  otherwise.  Guarantor  waives all setoffs and
counterclaims  and  all  presentments,   demands  for  performance,  notices  of
nonperformance, protests, notices of protest, notices of dishonor, and all other notices of any kind or nature  whatsoever with respect to the  Obligations,  and notices of  acceptance  of this  Guaranty  and of the  existence,  creation,  or incurring, of new or additional Obligations.

      6.  WAIVER  OF  SUBROGATION.  Until  all  Obligations  have  been paid and performed  in full,  Guarantor  shall not  exercise  any rights of  subrogation, contribution or reimbursement  against the Company or any other guarantor of the
Obligations  (individually  an "other  Loan  Party"),  and  waives  any right to enforce any right, power or remedy which the  Administrative  Agent or each Bank now has or may in the future  have  against any other Loan Party and any benefit of, and any right to  participate  in, any security for this Guaranty or for the obligations  of  any  other  Loan  Party  now  or in  the  future  held  by  the
Administrative Agent or each Bank. If Guarantor nevertheless receives payment of any amount on account of any such  subrogation,  contribution  or  reimbursement rights or otherwise  in respect of any payment by  Guarantor of the  Obligations prior to payment and performance in full of all  Obligations,  such amount shall be held in trust for the  benefit of the  Administrative  Agent and  immediately paid to the  Administrative  Agent for  application  to the  Obligations in such order and manner as the Administrative Agent may determine.

                                  Exhibit D-3

      7. REPRESENTATIONS,  WARRANTIES, ETC. Guarantor represents and warrants to the  Administrative  Agent, for the benefit of the Banks that: (a) this Guaranty is executed at the request of the Company;  (b) that  Guarantor has  established adequate means of obtaining from the Company on a continuing basis financial and other  information  pertaining  to the  business  of the  Company;  and (c) that
Guarantor is now and will be completely  familiar with the business,  operation, condition,  and assets of the Company.  Guarantor hereby waives and relinquishes any duty on the part of the  Administrative  Agent  or any Bank to  disclose  to
Guarantor  any  matter,  fact,  or thing  relating to the  business,  operation, condition,  or  assets  of the  Company  now  known  or  hereafter  known by the
Administrative Agent or any Bank during the life of this Guaranty.  With respect to any Obligations,  neither the Administrative  Agent nor any Bank need inquire into the powers of the Company or the officers or employees acting or purporting to act on its behalf, and all Obligations made or created in good faith reliance upon the professed exercise of such powers shall be guaranteed hereby.

      8. AMENDMENTS; WAIVERS. Neither this Guaranty nor any provision hereof may be amended,  modified, waived, discharged, or terminated except by an instrument in writing duly signed by the  Administrative  Agent on behalf of the Banks.  No failure  or  delay  on the  part  of the  Administrative  Agent  or any  Bank in exercising  any right power,  or remedy may be, or may be deemed to be, a waiver thereof;  nor may any single or partial exercise of any right,  power, or remedy preclude  any other or further  exercise  thereof or the  exercise  of any other right,  power, or remedy hereunder or under the other Loan Documents.  Guarantor warrants and agrees that each of the waivers set forth in this Guaranty are made with Guarantor's full knowledge of their significance and consequences, and that under the  circumstances,  the waivers are reasonable and not contrary to public policy or law.  If any of such  waivers  are  determined  to be  contrary to any applicable  law or public  policy,  such waivers shall be effective  only to the maximum extent permitted by law.

      9.  COSTS AND  EXPENSES  IN  ENFORCEMENT.  Guarantor  agrees to pay to the
Administrative  Agent all reasonable  advances,  charges,  costs,  and expenses, including  reasonable  Attorney  Costs,  incurred or paid by the  Administrative
Agent in exercising any right,  power, or remedy conferred by this Guaranty,  or in the  enforcement  of this  Guaranty,  whether  or not an  action  is filed in connection therewith.

      10.  NOTICES.  All  notices,  requests,  demands,  directions,  and  other communications  provided for hereunder must be in writing and must be personally delivered,  telecopied  or mailed to  Guarantor  at the address set forth on the signature  page of this Guaranty or at any other address as may be designated by
Guarantor in a written  notice sent to the  Administrative  Agent in  accordance
with  the  Agreement.   Any  notice,  request,   demand,   direction,  or  other
communication  given by mail will be deemed  effective on the third calendar day after deposited in the United States mails with first class postage prepaid;  or if given by personal delivery or telecopy, when delivered.

                                  Exhibit D-4

      11.  BINDING  AGREEMENT.  This  Guaranty  and the  terms,  covenants,  and conditions  hereof shall be binding upon and inure to the benefit of  Guarantor, the  Administrative  Agent,  each  Bank,  and their  respective  successors  and assigns,  except that Guarantor shall not be permitted to transfer,  convey,  or assign this Guaranty or any interest herein without the prior written consent of each Bank.  Each Bank may assign its  interest  hereunder in whole or in part in connection  with an  assignment of its Loans,  Commitments  and other rights and obligations under the Agreement pursuant to SECTION 10.6(A) thereof.

      12. SEVERABILITY.  In case any right or remedy of the Administrative Agent shall  be  held to be  invalid,  illegal,  or  unenforceable,  such  invalidity, illegality,  or  unenforceability  shall not  affect  any other  right or remedy granted hereby.

      13. MISCELLANEOUS.  All words used herein in the plural shall be deemed to have been used in the singular,  and all words used herein in the singular shall be deemed to have been used in the plural, where the context and construction so require.  Section  headings in this  Guaranty are included  for  convenience  of reference only and are not a part of this Guaranty for any other  purpose.  This
Guaranty  is  executed  in  connection  with,  and is subject  to, the terms and provisions of the Agreement.

      14.  GOVERNING  LAW. This Guaranty shall be governed by, and construed and enforced in accordance  with, the internal laws of the State of Illinois without regard to the conflict of law provisions thereof.

      15. JOINT AND SEVERAL  LIABILITY.  The liability and  obligations  of each corporation,  limited liability company,  partnership, or other entity (each, an
"Individual Guarantor") executing this Guaranty as a "Guarantor" hereunder shall be joint and several; and, without limiting the foregoing,  each such Individual
Guarantor  executing this Guaranty shall  individually be liable and responsible for repayment of the full amount of all  Obligations and  indebtedness  owing to each and all of the Banks,  provided,  however,  that each Individual  Guarantor shall be liable under this Guaranty for the maximum amount of the liability that can be hereby incurred  without  rendering this Guaranty,  as it relates to such
Individual  Guarantor,  voidable  under  applicable  law relating to  fraudulent conveyance or fraudulent transfer, and not for any greater amount.

                                  Exhibit D-5

      IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed as of _______________, 1999.

                                  "GUARANTOR":

                                     [Add Names of Guarantors]

                                  Exhibit D-6

                                   EXHIBIT "E"

                             FORM OF LEGAL OPINION

_______________, 1999

Bank of America, N.A., as Administrative Agent
and to the Banks that are,
or may become, parties to the Agreement
231 S. LaSalle St.
Chicago, Illinois 60697

      RE:   THE RYLAND GROUP, INC.

Ladies and Gentlemen:

     We have acted as special  counsel to The  Ryland  Group,  Inc.,  a Maryland corporation (the "Company"),  in connection with the execution and delivery of a
Revolving Credit Agreement,  dated as of even date herewith (the "Agreement") by and among the Company,  Bank One, NA, as  Syndication  Agent,  Guaranty  Federal
Bank, F.S.B., as Co-Agent,  Bank United, as Co-Agent,  Bank of America, N.A., as
Administrative  Agent,  and other Banks that are, or may become,  parties to the agreement and _____________  (the "Guarantors") in connection with the execution and  delivery  of the  Guaranty  (the  "Guaranty")  as of  even  date  herewith.
Capitalized  terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

      In our  capacity as counsel for the  Company,  we have made such legal and factual  inquiries  and  examinations  as we deemed  advisable  for  purposes of rendering this opinion,  and, in the course thereof, we have examined originals, or  copies of  originals  certified  to our  satisfaction,  of such  agreements, documents,  certificates and other statements of government officials,  officers of the Company and others as we deemed  relevant  and  necessary  as a basis for this opinion.  We have relied upon such  certificates and documents with respect to the accuracy of factual matters contained therein, which factual matters were not independently  established or verified by us. In all such  examinations,  we
have  assumed  the   genuineness  of  all  signatures  by  each  party  and  the authenticity of all documents submitted to us as originals and the conformity to authentic  original  documents of all documents  submitted to us as conformed or photostatic copies. For the purpose of the opinions  hereinafter  expressed,  we have assumed the due execution and delivery,  pursuant to due authorization,  of each  document  referred to herein by each party  thereto other than the Company and the  Guarantors  and that each  document  constitutes  the valid and binding obligation  of each party  thereto  other than the Company  and the  Guarantors, enforceable against such party in accordance with its terms.

      On the  basis  of our  inquiries  and  examinations,  and  subject  to the qualifications, exceptions, assumptions and limitations contained herein, we are of the opinion that:

      1. The Company is a corporation  duly organized,  validly  existing and in good  standing  under the laws of the State of Maryland  and is  qualified to do business  in the  jurisdictions  in which the  nature of the  property  owned or leased by the Company or the nature of the  business  transacted  by the Company makes such qualification necessary,  except where the failure to be so qualified would not have a Material adverse effect on the business or financial  condition of the Company and the Subsidiaries taken as a whole.

      2. The execution, delivery and performance by the Company of the Agreement and the Note pursuant thereto are within the Company's  corporate  powers,  have been duly authorized by all necessary corporate action and do not contravene (a)
the Company's  certificate of  incorporation  or bylaws,  (b) any law or (c) any agreement or instrument identified to us by the Company as being Material to the business or financial  condition of the Company and the Subsidiaries  taken as a whole.

      3. The  Agreement  is, and the Notes when  delivered  thereunder  will be, valid and binding  obligations of the Company enforceable against the Company in accordance with their respective terms.

      4. No action  of, or filing  with,  or  approval  or other  action by, any governmental  or public  body or  authority  which has not been  taken,  made or obtained is required to authorize,  or is otherwise required in connection with, the execution, delivery and performance of the Agreement and the Notes.

      5. Each of the Guarantors is duly organized,  validly existing and in good standing under the laws of the  jurisdiction of its  incorporation.  Each of the
Guarantors is duly  qualified to do business in the  jurisdictions  in which the nature of the property owned or leased or the nature of the business  transacted by such Guarantor makes such qualification  necessary,  except where the failure to be so qualified  would not have a Material  adverse effect on the business or financial condition of the Company and the Subsidiaries taken as a whole.

      6. The  Guarantors  have the  requisite  corporate  power and authority to execute,  deliver and perform their obligations under the terms of the Guaranty, and the Guaranty  constitutes  the valid and binding  obligation  of each of the
Guarantors entities enforceable against it in accordance with its terms.

      7. The  execution,  delivery  and  performance  by each  Guarantor  of the
Guaranty are within such Guarantor's corporate powers, have been duly authorized by all necessary  corporate  action and do not contravene  (a) such  Guarantor's certificate  of  incorporation  or bylaws,  (b) any law or (c) any  agreement or instrument  identified to us by such Guarantor as being Material to the business or financial condition of such Guarantor.

                                  Exhibit E-2

      8. No action  of, or filing  with,  or  approval  or other  action by, any governmental  or public  body or  authority  which has not been  taken,  made or obtained is required to authorize,  or is otherwise required in connection with, the execution, delivery and performance of the Guaranty.

      9. The Company is not an "investment company" or a company "controlled" by an "investment  company",  within the meaning of the  Investment  Company Act of
1940, as amended.

      10. The Company is not a "holding company" or a "subsidiary  company" of a
"holding  company" or an  "affiliate"  of a "holding  company" or a  "subsidiary company"  of a  "holding  company",  within the  meaning  of the Public  Utility
Holding Company Act of 1935, as amended.

      [11. All  principal  and unpaid  interest of the Company  under the Credit
Agreement and the Notes (including interest accruing after the occurrence of any event  described  in Section 8(f) of the Credit  Agreement,  whether or not such interest  constitutes an allowed claim in any proceeding  referred to in Section
8.1(f) of the Credit Agreement)  constitutes  "Senior Debt" as such term is used in the 1992 Subordinated Debt Indenture.]

      12. To our knowledge, there is no litigation,  investigation or proceeding of or before any court or public  authority  that is pending or threatened by or against  the  Company  or  any of  its  Subsidiaries  or  against  any of  their properties or revenues (a) with respect to the Credit Agreement,  the Notes, the
Guaranty  or any of the  transactions  contemplated  thereby,  or (b) which,  if adversely determined, would have a Material adverse effect.

      [13.     To the best of our knowledge, the Company owns all of the
issued and outstanding capital stock of each of the Guarantors].

      [Qualifications]

                                  Exhibit E-3

                                   Exhibit E-1

October _____, 1999

Bank of America, N.A., as Administrative Agent
And to the Banks that are, Or may become,
parties to the Agreement
231 S. LaSalle Street

Chicago, Illinois  60697

Dear Sirs:

      I am General  Counsel for The Ryland Group,  Inc., a Maryland  corporation
(the  "Company"),  and  have  acted  in such  capacity  in  connection  with the execution and delivery of a Revolving Agreement,  dated as of even date herewith
(the  "Agreement"),  by and among the Company,  Bank One,  N.A., as  Syndication
Agent,  Guaranty Federal Bank,  F.S.B.,  as Co-Agent,  Bank United, as Co-Agent,
Bank of America, N.A., as Administrative Agent, and other Banks that are, or may become, parties to the Agreement.

      This  opinion is delivered  to you  pursuant to  subsection  4.1(a) of the
Agreement.  Terms used herein which are defined in the Agreement  shall have the respective meanings set forth in the Agreement, unless otherwise defined herein.

      For purposes of this opinion, I have examined the following documents:

            (i)   the Agreement and Notes;

            (ii)  the Charter and Bylaws of the Company;

            (iii) the records of the corporate proceedings of the Company; and

            (iv) such other documents and matters as I have deemed necessary and appropriate  to render the  opinions  set forth in this  letter,  subject to the limitations, assumptions, and qualifications noted below.

      In reaching  the  opinions  set forth  below,  I have  assumed,  and to my knowledge there are no facts inconsistent with, the following:

      (a) each of the  parties  thereto  (other than the  Company)  has duly and validly executed and delivered each instrument, document, and agreement executed in  connection  with the  Agreement to which such other party is a signatory and that such  party's  obligations  set forth  therein  are its legal,  valid,  and binding obligations, enforceable in accordance with their respective terms;

      (b) each person  executing any such  instrument,  document or agreement on behalf of any such party (other than the Company) is duly authorized to do so;

      (c) each  natural  person  executing  any  such  instrument,  document  or agreement is legally competent to do so;

      (d)   there are no modifications or waivers of or amendments to the

Agreement; and

      (e)  all  documents  submitted  to  me as  originals  are  authentic;  all documents  submitted  to me as certified or  photostatic  copies  conform to the original  documents;  all  signatures  on  all  documents  submitted  to me  for examination  are  genuine;  and all public  records  reviewed  are  accurate and complete.

      Based on my review of the  foregoing  and subject to the  assumptions  and qualifications  set forth herein,  it is my opinion that, as of the date of this letter:

      1.  The  Company  (a) is  duly  organized,  validly  existing  and in good standing under the laws of State of Maryland, (b) has the corporate power to own and operate its  property,  to lease the property it operates and to conduct the business in which it is  currently  engaged,  and (c) is  qualified as a foreign corporation  and in good standing under the laws of each  jurisdiction  where it ownership,  lease or  operation  of  property  of the  conduct  of its  business requires  such  qualification  and where the  failure to be so  qualified  could reasonably be expected to have a Material Adverse Effect.

      2. The Company has the  corporate  power to make,  deliver and perform the
Agreement  and the Notes and to borrow  thereunder  and has taken all  necessary corporate  action to authorize the borrowings on the terms and conditions of the
Agreement and the Notes and to authorize the execution, delivery and performance of the Agreement and the Notes. No consent or authorization  of, filing with, or other act by or in respect of any public  authority,  is required of the Company in connection  with the borrowings  thereunder or with the execution or delivery of the Agreement or the Notes.

      3. The  Agreement  and each of the  Notes  have  been  duly  executed  and delivered on behalf of the Company.

      4. The  execution  and  delivery of the  Agreement  and the Notes will not violate any  Requirement  of Law or, to my knowledge,  any material  Contractual
Obligation of the Company,  and, to my knowledge will not result in, or require, the  creation or  imposition  of any Lien on any of its  properties  or revenues pursuant to any Requirement of Law or any material Contractual Obligation.

                                 Exhibit E-1 -2

      5. To my knowledge, there is no litigation, investigation or proceeding of or before any court or public  authority  that is pending  or  threatened  by or against  the  Company or against  any of its  properties  or  revenues  (a) with respect to the  Agreement or the Notes or any of the  transactions  contemplated thereby,  or (b) which, if adversely  determined,  would have a Material Adverse
Effect,  except as described in the financial statements or in the notes thereto referred to in subsection  5.5 of the  Agreement,  or the Schedule of Litigation
attached to the Agreement.

      I am a member of the bar of the State of  Maryland  and the  opinions  set forth  herein are  limited  solely to  Federal  law and the laws of the State of
Maryland.

      The  opinions  expressed  in this  letter  are  solely  for the use of the
Administrative  Agent and the Banks,  and these opinions may not be relied on by any other  persons  without my express  prior  written  approval.  The  opinions expressed  in this letter are  limited to the matters set forth in this  letter, and no other opinions should be inferred beyond the matters expressly stated.

Very truly yours,

Timothy J. Geckle
General Counsel

                                 Exhibit E-1 -3

                                   Exhibit E-2

October _____, 1999

Bank of America, N.A., as Administrative Agent
And to the Banks that are, Or may become,
parties to the Agreement
231 S. LaSalle Street
Chicago, Illinois  60697

Dear Sirs:

      I am General Counsel to [INSERT NAMES OF GUARANTORS]  (the  "Guarantors"),
and have acted in such capacity in connection with the execution and delivery of the Guaranty as of even date herewith.

      This  opinion is delivered  to you  pursuant to  subsection  4.1(a) of the
Agreement. Terms used herein which are defined in the Agreement and the Guaranty shall have the respective  meanings set forth in the Agreement and the Guaranty, unless otherwise defined herein.

      For purposes of this opinion, I have examined the following documents:

            (i)   the Agreement;

            (ii)  the Guaranty;

            (iii) the Charter and Bylaws of the Guarantors;

            (iv)  the records of the corporate proceedings of the Guarantors; and

            (v) such other documents and matters as I have deemed  necessary and appropriate  to render the  opinions  set forth in this  letter,  subject to the limitations, assumptions, and qualifications noted below.

      In reaching  the opinions set forth in paragraph 3, I have assumed that at each time a Guarantor incurs an obligation  under the Guaranty,  such Guarantor, after giving effect to such obligation, had the ability to pay its debts as such debts mature and that such Guarantor was solvent.

      Based on and subject to the foregoing, it is my opinion, as of the date of this letter:

                                 Exhibit E-2 -1

      1. The Guarantors  (a) are duly  organized,  validly  existing and in good standing  under the laws of the state of their  incorporation,  and (b) have the corporate  power to own and operate their  properties,  to lease the  properties they operate, and to conduct the business in which they are currently engaged.

      2. The Guarantors  have the corporate  power to make,  deliver and perform the  Guaranty and have taken all  necessary  corporate  action to authorize  the execution, delivery and performance of the Guaranty. No consent or authorization of,  filing  with,  or other act by or in respect of any  public  authority,  is required of the  Guarantors in connection  with the execution or delivery of the
Guaranty.

      3. The  Guaranty  has been duly  executed  and  delivered on behalf of the
Guarantors.

      4. The  execution  and  delivery  of the  Guaranty  will not  violate  any
Requirement  of Law or, to my knowledge any material  Contractual  Obligation of the  Guarantors,  and,  to my  knowledge  will not  result in, or  require,  the creation  or  imposition  of any Lien on any of the  Guarantors'  properties  or revenues  pursuant  to  any  Requirement  of Law  or  any  material  Contractual
Obligation.

      5. To my knowledge, there is no litigation, investigation or proceeding of or before any arbitrator or public authority that is pending or threatened by or against the  Guarantors or against any of their  properties or revenues (a) with respect to the Guaranty or any of the transactions  contemplated thereby, or (b)
which,  it adversely  determined,  would have a Material  Adverse  Effect on the financial condition of the Guarantors,  the ability of the Guarantors to perform their obligations  under the Guaranty,  or the validity or enforceability of the
Guaranty  or the rights or  remedies  of the  Administrative  Agent or the Banks thereunder,  except as described  in the  financial  statements  or in the notes thereto  referred to in  subsection  5.5 of the  Agreement,  or the  Schedule of
Litigation attached to the Agreement.

      I am a member of the bar of the State of  Maryland  and the  opinions  set forth  herein are  limited  solely to  Federal  law and the laws of the State of
Maryland except that I have examined the corporate laws of the States of [INSERT
STATES OF INCORPORATION  OF GUARANTORS]  solely for the purpose of rendering the
opinions   concerning  the   organization  of  the   Guarantors,   and  the  due
authorization of the execution and delivery of the Guaranty by the Guarantors.

                                 Exhibit E-2 -2

      The  opinions  expressed  in this  letter  are  solely  for the use of the
Administrative  Agent and the Banks,  and these opinions may not be relied on by any other  persons  without my express  prior  written  approval.  The  opinions expressed  in this letter are  limited to the matters set forth in this  letter, and no other opinions should be inferred beyond the matters expressly stated.

Very truly yours,

Timothy J. Geckle
General Counsel

                                 Exhibit E-2 -3

                                   EXHIBIT "F"

                  FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

      THIS   ASSIGNMENT  AND  ACCEPTANCE   AGREEMENT   (THIS   "ASSIGNMENT   AND
ACCEPTANCE")  dated as of  _____________,  ______ is made between  ________ (the
"ASSIGNOR") and ________________________ (the "Assignee").

                                    RECITALS

      WHEREAS,  the Assignor is party to that certain Revolving Credit Agreement dated as of _________________, 1999 (as amended, amended and RESTATED, MODIFIED,
SUPPLEMENTED OR RENEWED, THE "CREDIT AGREEMENT") among THE RYLAND GROUP, INC., A
MARYLAND  CORPORATION (THE "COMPANY"),  the several financial  institutions from time to time party thereto (including the ASSIGNOR, THE "BANKS"),  Bank One, NA, as Syndication Agent,  Guaranty Federal Bank, F.S.B., as Co-Agent,  Bank United,
as Co-Agent and Bank of America,  N.A.,  AS  ADMINISTRATIVE  AGENT FOR THE BANKS
(THE "ADMINISTRATIVE  AGENT"). Any terms defined in the Credit Agreement and not defined in this  Assignment  and  Acceptance  are used  herein as defined in the
Credit Agreement;

      WHEREAS, as provided under the Credit Agreement the Assignor has COMMITTED
TO MAKING  LOANS (THE  "LOANS")  to the  Company in an  aggregate  amount NOT TO
EXCEED $___________________ (THE "COMMITMENT");

      WHEREAS, [the Assignor has made Loans in the aggregate principal amount of
$_______ to the Company] [no Loans are outstanding under the Credit  Agreement];
and

      WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all]
rights and obligations of the Assignor under the Credit  Agreement in respect of
its  Commitment,   [together  with  a  corresponding  portion  of  each  of  ITS
OUTSTANDING  LOANS, IN AN AMOUNT EQUAL TO $ (THE "ASSIGNED AMOUNT") on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment  of such rights and to assume such  obligations  from the Assignor on such terms and subject to such conditions;

      NOW,  THEREFORE,   in  consideration  of  the  foregoing  and  the  mutual
agreements contained herein, the parties hereto agree as follows:

      1.    ASSIGNMENT AND ACCEPTANCE.

      (a) Subject to the terms and conditions of this Assignment and Acceptance,
(i) the Assignor hereby sells,  transfers and assigns to the Assignee,  and (ii)
the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse  and without  representation  or  warranty  (except AS PROVIDED IN THIS
ASSIGNMENT AND ACCEPTANCE) __% (THE  "ASSIGNEE'S  PERCENTAGE  SHARE") of (A) the
Commitment  [and the  Loans and L/C  Obligations]  of the  Assignor  and (B) all
related  rights,  benefits,  obligations,  liabilities  and  indemnities  of the
Assignor  under  and in  connection  with  the  Credit  Agreement  and the  Loan
Documents.

      [if appropriate,  add paragraph specifying payment to assignor by assignee of  outstanding  principal  of,  accrued  interest on, and fees with respect to, loans and l/c obligations assigned.]

      (b) With effect on and after the  Effective  Date (as defined in Section 5 hereof),  the Assignee  shall be a party to the Credit  Agreement and succeed to all of the rights and be obligated to perform all of the  obligations  of a Bank
under   the   Credit   Agreement,    including   the   requirements   concerning
confidentiality  and the payment of  indemnification,  with a  Commitment  in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance  with their  terms all of the  obligations  which by the terms of the
Credit  Agreement are required to be performed by it as a Bank. It is the intent of the parties  hereto that the  Commitment  of the  Assignor  shall,  as of the
Effective  Date,  be reduced by an amount equal to the  Assigned  Amount and the
Assignor shall relinquish its rights and be released from its obligations  under the Credit  Agreement  to the extent such  obligations  have been assumed by the
Assignee;  provided, however, the Assignor shall not relinquish its rights under
Sections 10.2 and 10.11 of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.

      (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's Commitment will be $________________.

      (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor's Commitment will be $________________.

      2.    PAYMENTS.

      (a) As consideration for the sale, assignment and transfer contemplated in
Section 1 hereof,  the Assignee  shall pay to the Assignor on the Effective Date in immediately  available funds an amount equal to  $____________,  representing the Assignee's Pro Rata Share of the principal amount of all Loans.

      (b) The [Assignor]  [Assignee] further agrees to pay to the Administrative
Agent a  processing  fee in the amount  specified  in Section 10.6 of the Credit
Agreement.

      3.    REALLOCATION OF PAYMENTS.

                                  Exhibit F-2

      Any interest,  fees and other payments  accrued to the Effective Date with respect to the Commitment  [and the Loans and the L/C Obligations ] shall be for the account of the Assignor.  Any interest,  fees and other payments  accrued on and after the  Effective  Date with respect to the Assigned  Amount shall be for the account of the Assignee.  Each of the Assignor and the Assignee  agrees that it will hold in trust for the other party any  interest,  fees and other amounts which it may  receive  to which  the other  party is  entitled  pursuant  to the preceding  sentence  and pay to the other  party any such  amounts  which it may receive promptly upon receipt.

      4.    INDEPENDENT CREDIT DECISION.

      The  Assignee (a)  acknowledges  that it has received a copy of the Credit
Agreement and the Schedules  and Exhibits  thereto,  together with copies of the most  recent  financial  statements  referred  to in  Section  6.1 of the Credit
Agreement and such other documents and information as it has deemed  appropriate to make its own  credit  and legal  analysis  and  decision  to enter  into this
Assignment  and  Acceptance;  and (b)  agrees  that it will,  independently  and without reliance upon the Assignor,  the Administrative  Agent or any other Bank and based on such documents and information as it shall deem  appropriate at the time,  continue  to make its own  credit  and legal  decisions  in taking or not taking action under the Credit Agreement.

      5.    EFFECTIVE DATE; NOTICES.

      (a) As between the Assignor and the Assignee,  the effective date for THIS
ASSIGNMENT AND ACCEPTANCE SHALL BE , (THE "EFFECTIVE  DATE");  PROVIDED that the following  conditions  precedent  have been satisfied on or before the Effective
Date:

            (i)    this Assignment and Acceptance shall be executed and
delivered by the Assignor and the Assignee;

            (ii)  the  consent  of the  Company  and  the  Administrative  Agent required for an effective  assignment of the Assigned  Amount by the Assignor to the Assignee  under  Section 10.6 of the Credit  Agreement  shall have been duly obtained and shall be in full force and effect as of the Effective Date;

            (iii) the Assignee  shall pay to the Assignor all amounts due to the
Assignor under this Assignment and Acceptance;

            [(iv)    the Assignee shall have complied with Section 10.6 of
the Credit Agreement (if applicable);

            (v) the  processing  fee  referred to in Section  2(b) hereof and in
Section 10.6 of the Credit Agreement shall have been paid to the  Administrative
Agent; and

                                  Exhibit F-3

            (vi) the Assignor  shall have  assigned and the Assignee  shall have assumed a percentage equal to the Assignee's  Percentage Share of the rights and obligations of the Assignor under the Credit Agreement.

      (b) Promptly  following the execution of this  Assignment and  Acceptance,
the  Assignor   shall  deliver  to  the  Company,   the  Issuing  Bank  and  the
Administrative Agent for acknowledgment by the Administrative Agent, a Notice of
Assignment substantially in the form attached hereto as Schedule 1.

      [6.   ADMINISTRATIVE AGENT.  [INCLUDE ONLY IF ASSIGNOR IS
ADMINISTRATIVE AGENT]

      (a) The Assignee  hereby appoints and authorizes the Assignor to take such action as agent on its  behalf  and to  exercise  such  powers  under the Credit
Agreement as are delegated to the Administrative  Agent by the Banks pursuant to the terms of the Credit Agreement.

      (b) The  Assignee  shall  assume  no  duties  or  obligations  held by the
Assignor in its capacity as Administrative Agent under the Credit Agreement.]

      7.    WITHHOLDING TAX.

      The Assignee (a) represents  and warrants to the Bank, the  Administrative
Agent and the  Company  that under  applicable  law and  treaties no tax will be required to be withheld by the Bank with  respect to any  payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any  jurisdiction  other than the United States or any State  thereof) to the
Administrative  Agent and the Company prior to the time that the  Administrative
Agent or Company is required to make any payment of principal,  interest or fees hereunder,  duplicate executed originals of either U.S. Internal Revenue Service
Form 4224 or U.S.  Internal  Revenue  Service  Form 1001  (wherein  the Assignee claims  entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S.  federal income  withholding tax on all payments  hereunder)
and  agrees  to  provide  new  Forms  4224 or 1001  upon the  expiration  of any previously delivered form or comparable statements in accordance with applicable
U.S. law and regulations and amendments thereto,  duly executed and completed by the  Assignee,  and (c)  agrees  to comply  with all  applicable  U.S.  laws and regulations with regard to such withholding tax exemption.

      8.    REPRESENTATIONS AND WARRANTIES.

      (a) The  Assignor  represents  and  warrants  that (i) it is the legal and beneficial  owner of the interest  being  assigned by it hereunder and that such interest is free and clear of any Lien or other adverse  claim;  (ii) it is duly organized and existing and it has the full power and authority to take,  and has taken,  all  action  necessary  to  execute  and  deliver  this  Assignment  and
Acceptance  and any other  documents  required  or  permitted  to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder;  (iii) no notices to, or consents,  authorizations or approvals of, any Person are required (other than any already given or obtained)
for  its  due  execution,  delivery  and  performance  of  this  Assignment  and
Acceptance, and apart from any agreements or undertakings or filings required by the Credit  Agreement,  no further  action by, or notice to, or filing with, any
Person is required of it for such execution,  delivery or performance;  and (iv)
this  Assignment  and  Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against  the  Assignor  in  accordance  with the terms  hereof,  subject,  as to enforcement,  to bankruptcy,  insolvency,  moratorium,  reorganization and other laws of general  application  relating to or affecting  creditors' rights and to general equitable principles.

                                  Exhibit F-4

      (b) The  Assignor  makes no  representation  or  warranty  and  assumes no responsibility  with respect to any  statements,  warranties or  representations made in or in connection with the Credit  Agreement or the execution,  legality, validity,  enforceability,  genuineness,  sufficiency  or  value  of the  Credit
Agreement or any other instrument or document  furnished  pursuant thereto.  The
Assignor makes no  representation or warranty in connection with, and assumes no responsibility with respect to, the solvency,  financial condition or statements of the Company,  or the performance or observance by the Company,  of any of its respective  obligations  under the Credit  Agreement or any other  instrument or document furnished in connection therewith.

      (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken,  all action necessary to execute and deliver this  Assignment  and  Acceptance and any other documents  required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance,  and to fulfill its obligations  hereunder;
(ii) no notices to, or consents,  authorizations or approvals of, any Person are required  (other  than any already  given or  obtained)  for its due  execution, delivery and performance of this  Assignment and Acceptance;  and apart from any agreements  or  undertakings  or filings  required by the Credit  Agreement,  no further  action by, or notice to, or filing  with,  any Person is required of it
for  such  execution,  delivery  or  performance;   (iii)  this  Assignment  and
Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee,  enforceable  against the Assignee in accordance with the terms hereof, subject, as to enforcement,  to bankruptcy, insolvency,  moratorium,  reorganization  and other laws of general  application relating to or affecting creditors' rights and to general equitable  principles;
and (iv) it is an Eligible Assignee.

      9.    FURTHER ASSURANCES.

      The  Assignor  and the  Assignee  each hereby agree to execute and deliver such  other  instruments,  and take  such  other  action,  as  either  party may reasonably  request in connection  with the  transactions  contemplated  by this
Assignment  and  Acceptance,  including  the  delivery  of any  notices or other documents or instruments to the Company or the  Administrative  Agent, which may be  required in  connection  with the  assignment  and  assumption  contemplated hereby.

                                  Exhibit F-5

      10.   Miscellaneous.

      (a) Any  amendment  or  waiver of any  provision  of this  Assignment  and
Acceptance  shall be in writing and signed by the parties hereto.  No failure or delay by either  party  hereto  in  exercising  any  right,  power or  privilege hereunder  shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance  shall be without  prejudice to any rights with respect to any other or further breach thereof.

      (b) All  payments  made  hereunder  shall be made  without  any set-off or counterclaim.

      (c) The  Assignor  and the  Assignee  shall  each  pay its own  costs  and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

      (d) This  Assignment  and  Acceptance  may be  executed  in any  number of counterparts  and all of such  counterparts  taken  together  shall be deemed to constitute one and the same instrument.

      (e) this  assignment and acceptance  shall be governed by and construed in accordance with the law of the state of illinois.  The Assignor and the Assignee each  irrevocably  submits  to the  non-exclusive  jurisdiction  of any State or
Federal court sitting in Illinois over any suit,  action or proceeding,  arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding  may be heard and  determined in such  Illinois  State or Federal  court.  Each party to this  Assignment  and
Acceptance hereby  irrevocably  waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

      (f) the assignor and the assignee each hereby  knowingly,  voluntarily and intentionally  waive any  rights  they may have to a trial by jury in respect of any litigation  based hereon,  or arising out of, under,  or in connection  with this assignment and acceptance,  the credit agreement, any related documents and agreements or any course of conduct,  course of dealing,  or statements (whether oral or written).

      [other  provisions to be added as may be  negotiated  between the assignor and the assignee,  provided that such provisions are not  inconsistent  with the credit agreement.]

                                  Exhibit F-6

      IN WITNESS  WHEREOF,  the  Assignor  and the  Assignee  have  caused  this
Assignment and Acceptance to be executed and delivered by their duly  authorized officers as of the date first above written.

                                   [ASSIGNOR]

                      By: ________________________________
                              [Printed Name and Title]

                                   [ASSIGNEE]

                      By: ________________________________
                               [Printed Name and Title]

                                  Exhibit F-7

                                   SCHEDULE 1

                       NOTICE OF ASSIGNMENT AND ACCEPTANCE

Bank of America, N.A.
231 S. LaSalle St.
Chicago, Illinois 60697
Attn: ________________

The Ryland Group, Inc.
[Address]

Ladies and Gentlemen:

      We refer to the Revolving Credit Agreement dated as of _______,  _____ (as amended,  amended and restated,  modified,  supplemented or renewed from TIME TO
TIME  THE  "CREDIT   AGREEMENT")  among  The  Ryland  Group,  Inc.,  a  Maryland
CORPORATION  (THE  "COMPANY"),  the Banks referred to therein , Bank One, NA, as
Syndication Agent,  Guaranty Federal Bank, F.S.B., as Co-Agent,  Bank United, as
Co-Agent,  and Bank of America, N.A., as Administrative Agent for the Banks (THE
"ADMINISTRATIVE  AGENT").  Terms defined in the Credit Agreement are used herein as therein defined.

      1. We hereby  give you  notice  of,  and  request  your  consent  to,  the
ASSIGNMENT BY _________ (THE "ASSIGNOR") TO _____________ (THE "ASSIGNEE") of

   % of the  right,  title and  interest  of the  Assignor  in and to the Credit
Agreement (including,  without limitation,  the right, title and interest of the
Assignor in and to the Commitments of the Assignor and all outstanding Loans and
L/C Obligations made by the Assignor)  pursuant to the Assignment AND ACCEPTANCE
AGREEMENT  ATTACHED  HERETO (THE  "ASSIGNMENT  AND  ACCEPTANCE").  Before giving effect to such  assignment,  the  Assignor's  Commitment  is  $________  and the
aggregate  amount of its  outstanding  Loans is  $______________.  After  giving effect to such assignment, the Assignor's Commitment shall be $_____________ and the Assignee's Commitment shall be

$------------.

      2.  The  Assignee   agrees  that,   upon  receiving  the  consent  of  the
Administrative  Agent and, if applicable,  the Company to such  assignment,  the
Assignee will be bound by the terms of the Credit  Agreement as fully and to the same extent as if the Assignee were the Bank originally holding such interest in the Credit Agreement.

                       Schedule 1 to Exhibit "F" - Page 1

      3. The following administrative details apply to the Assignee:

            (A)   Notice Address:______________________________

                  Assignee name: ______________________________
                  Address:       ______________________________

                                 ______________________________
                  Attention:     ______________________________
                  Telephone:    (___)__________________________
                  Telecopier:   (___)__________________________

            (B) Payment Instructions:

                  Account No.:   ______________________________
                  At:            ______________________________
                  Reference:     ______________________________
                  Attention:     ______________________________

      4. You are  entitled  to rely  upon the  representations,  warranties  and covenants of each of the Assignor and Assignee  contained in the  Assignment and
Acceptance.

                       Schedule 1 to Exhibit "F" - Page 2

      IN WITNESS WHEREOF,  the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their  respective duly authorized officials, officers or agents as of the date first above mentioned.

                                    Very truly yours,

                                    [NAME OF ASSIGNOR]

                                       By:  ________________________

                                     Title: ________________________

                                    [NAME OF ASSIGNEE]

                                       By:  ________________________

                                     Title: ________________________

                        Schedule 1 to Exhibit "F" Page 3

ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:

THE RYLAND GROUP, INC.

By:      ___________________

Title:   ___________________

BANK OF AMERICA, N.A.,

as Administrative Agent

By:      ___________________

Title:   ___________________

                        Schedule 1 to Exhibit "F" Page 4

                                    EXHIBIT G

                         FORM OF COMPLIANCE CERTIFICATE

Figures for reporting period ending:

     Pursuant to subsection  6.2(b) of the Credit  Agreement  dated as of _____,
1999 (as  amended,  supplemented,  amended and  restated,  renewed or  otherwise modified  from time to time,  the "Credit  Agreement"),  among The Ryland Group,
Inc. (the "Company"), the financial institutions party thereto, Guaranty Federal
Bank, F.S.B., as Co-Agent, Bank United as Co-Agent, Bank One, NA, as Syndication
Agent, and Bank of America, N.A., as Administrative Agent, the undersigned,  the duly elected,  qualified and acting Responsible Official of the Company,  hereby certifies that:

      (a) To the best of such Authorized Official's  knowledge,  the Company and each of its Subsidiaries  has, during the period or periods referred to above or with respect to each covenant as set forth below,  observed and performed all of its covenants and other agreements, and satisfied every condition,  contained in the Credit  Agreement to be observed,  performed or satisfied by such party, and as of the date hereof such Authorized  Official has obtained no knowledge of any
Default of Event of Default except as follows:

      (b) The  calculations set forth below with respect to the covenants listed below,  the supporting  information with respect thereto and the information set forth in  Appendix A hereto,  are based  upon the  financial  statements  of the
Company and its Subsidiaries for the fiscal quarter of the Company ended.

      FINANCIAL CONDITION COVENANTS:

      7.1   MAINTENANCE OF CONSOLIDATED TANGIBLE NET WORTH OF THE COMPANY

      Covenant-Requirement   that  the  Company  maintain  a  minimum  level  of
      Consolidated  Tangible Net Worth.  The amount  permitted is based upon the following:

      Consolidated Tangible Net Worth shall not be less than:

            (i)   $265,000,000 on 3/31/99

            (ii) or on the last day of any quarter after 3/31/99: $265,000,000 +
                 50% of positive  Consolidated Net Income (without deduction for losses sustained during any fiscal quarter)

                 $ ______________________
                 + 90% of Equity Proceeds

Consolidated net worth at the end
  of the reporting period                  _____________________

  Intangibles                              _____________________

  Consolidated Tangible Net Worth          _____________________

      Cushion (Violation)                  _____________________

      7.2   RATIO OF COMBINED DEBT TO ADJUSTED CONSOLIDATED TANGIBLE NET WORTH

            Covenant Limitation on Combined Debt based on a formula. The formula limitation is as follows:

            Combined  Debt of  Homebuilding  Segment  ("CDHS") not to exceed 2.5 times  Adjusted  Consolidated  Tangible  Net Worth  ("ACTNW") as set
            forth below:

            ACTNW             =           _____________________

            Permitted CDHS                _____________________

            Total CDHS                    _____________________

            Cushion (Violation)           _____________________

      7.3   FIXED CHARGE COVERAGE

            MAINTENANCE OF FIXED CHARGE COVERAGE

            Covenant - Fixed  Charge not to be less than 1.75 to 1 for more than two  consecutive  quarters  ends for the  Measurement  Periods  then ending or 1.25 to 1 as at any fiscal quarter end for the Measurement
            Period then ending.

                                  Exhibit G-2

Fixed Charge Coverage =

Combined Net Income

+     FSS Distributions
+     Taxes
+     Depr. and Amort.
+     Interest Expense
+     Interest Capitalized

+     Interest Amortized Through Costs of Goods Sold
+     Non-recurring non-cash charges and expenses
-     Non-recurring non-cash credits
-     Non-cash equity interest in earnings from FSS Segment

      Total EBITDA

to

      Interest Expense Incurred
+     Principal Payments on long-term Indebtedness
+     Principal Portion of payments on Financing Leases
+     Dividends on Preferred Stock Total Fixed Charges

Resulting Fixed Charge Coverage                            ________to 1

      7.4   SENIOR PERMITTED DEBT TO BORROWING BASE (SEE BORROWING BASE
            CERTIFICATE)

      7.5   LIMITATION ON LAND INVENTORY

            UNSOLD RAW LAND                                         ____________

            20% of Adjusted Consolidated Tangible Net Worth

            Adjusted Consolidated Tangible Net Worth                ____________

            Ratio                                                   ____________

                        Cushion (Violation)                         ____________

                                  Exhibit G-3

      (b)   Unsold Land is not to exceed an amount equal
            to 150% of Adjusted Consolidated Tangible

            Net Worth.

            Unsold Raw Land                                             ________
            Unsold Land Under Development                               ________

            Unsold Finished Lots                                        ________

            TOTAL                                                       ========

            Adjusted Consolidated Tangible Net Worth                ____________

            Ratio                                                   ____________

                        Cushion (Violation)                         ____________

      7.6   LIMITATION ON HOUSING INVENTORY UNSOLD HOUSING

            Aggregate Number of Unsold Housing Units                ____________

            50% OF HOMES DELIVERED IN LAST 12 MONTH                 ____________

            70% OF HOMES DELIVERED IN LAST SIX MONTHS               ____________

                                  Exhibit G-4

      7.7   LIMITATION OF INDEBTEDNESS:

            (i)  LIMITATIONS ON ADDITIONAL INDEBTEDNESS
                 MATURING PRIOR TO MATURITY DATE               $20,000,000

            Permitted Debt                                     $__________

      7.13  LIMITATION OF INVESTMENTS

            (d)  LIMITATION ON OTHER ACQUISITIONS              $25,000,000
            Permitted Other Acquisitions

            (e)  COVENANT - INVESTMENTS IN JOINT VENTURES

            Investments                                        ___________

            Limit  (greater  of (i)  $45,000,000  or (ii)
            15% of  Consolidated Tangible Net Worth
            less Investments in Default.                       ___________

      7.14  LIMITATION ON OPTIONAL PAYMENTS AND

            MODIFICATION OF DEBT INSTRUMENTS

            SUBORDINATED DEBT PREPAID                          $__________

            Permitted                                          $25,000,000

IN WITNESS WHEREOF, I hereto set my name.                  _________________
                                          Name:             Bruce Haase
                                          Title:            Treasurer

                                          Date:

                                  Exhibit G-5

                            [Appendix A to be added]

                                  Exhibit G-6